UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Hawaiian Electric Industries, Inc.

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CATALYST FOR A BETTER HAWAIʻI

NOTICE OF 2024

Annual Meeting & Proxy Statement

March 29, 2024
Dear Fellow Shareholder:
On behalf of the Board of Directors of Hawaiian Electric Industries, Inc. (HEI), I invite you to attend the 2024 Annual Meeting of Shareholders (2024 Annual Meeting) of HEI, our first annual meeting of shareholders since the devastating Maui wildfires in 2023.
While the past seven months have been among the most challenging in the more than 130-year history of our HEI family of companies, they have also renewed our sense of common purpose to serve Hawai‘i. Our teams continue to dedicate themselves to support Maui in recovery and rebuilding, deliver the energy and financial services that empower our state, and ensure our companies have the financial strength to serve our customers and communities for the long term.
We thank you for your support during this time, and we look forward to updating you on our progress at the 2024 Annual Meeting.
While the Notice of Annual Meeting of Shareholders and Proxy Statement that accompany this letter describe the business to be conducted at the 2024 Annual Meeting, and include other details about the 2024 Annual Meeting, I wanted to highlight a few items:
•
The meeting will be held on Monday, May 13, 2024 at 8:00 a.m., Hawai‘i time. To increase shareholder access and reduce the expenses associated with holding an in-person meeting, we will conduct our annual meeting virtually, entirely via live audio webcast. You will be able to listen to the official meeting, submit questions and vote your shares from any location with an Internet connection. Please see the accompanying Proxy Statement for more information on how to participate.

•
Your vote is very important. Whether or not you attend the meeting, and no matter how many shares you own, it is important that your views be represented. Please vote by signing and returning your proxy card or by using telephone or internet voting. Instructions on how to vote are detailed in the “Voting Procedures” section of the Proxy Statement. Please note that you will need to retain the control number printed on your proxy card to attend the virtual 2024 Annual Meeting.

For further details on HEI’s performance in 2023, please see my letter in the accompanying Annual Report, as well as the attached letter from our Board of Directors.
The Board of Directors and management team of HEI would like to express our appreciation to you for your confidence and support.
Aloha,
Scott W. H. Seu
President and Chief Executive Officer

A Message from Our Board of Directors
Dear Fellow Shareholder:
2023 was a painful year marked by tragedy for the communities we serve on Maui and across Hawai‘i. Many of our neighbors lost loved ones in the August wildfires, and many, including some of our employees, lost homes, and a place of rich cultural history was destroyed. In the face of this devastation, however, the people of Hawai‘i showed the strength of their character, coming together to support one another and the people of Maui as they begin to recover and develop a vision for the future of their community. The Boards of Directors of HEI and our operating companies are committed to providing strong oversight as we work in partnership with others to support our communities in building a brighter future for Hawai‘i.
Upholding Our Communities Through Prudent Capital Allocation
The HEI Board evaluates capital allocation decisions with the overarching objective of remaining a strong, financially healthy business. This has at times required difficult trade-offs, including the suspension of HEI’s quarterly dividend, which we know many in our community rely on as a source of income. We are nevertheless resolved to continue taking prudent and measured actions so our companies can continue to serve Hawai‘i for the long term.
Our major operating companies, Hawaiian Electric and American Savings Bank, each play an essential role for our state and its economy. Accordingly, the Boards of Directors and management teams took immediate steps to support recovery efforts following the wildfires. Hawaiian Electric crews worked around the clock to restore power to customers and are now rebuilding the grid as an interim measure to provide power while community-driven plans for the future of Lahaina are developed. Our executive leadership team has been working closely with state and local officials and other community partners to advance Hawai‘i’s recovery, including committing $75 million to the One ‘Ohana Initiative led by Governor Green to provide a path for those who lost loved ones or have been severely injured in the August fires to receive funds without lengthy litigation. American Savings Bank acted early to support impacted customers with a range of loan accommodations and other services, and has maintained a strong liquidity and capital position, excellent credit quality and lending capacity, and continues supporting our community as families heal and rebuild.
Anticipating and Managing Climate Risks
Hawai‘i faces a unique and growing range of risks from extreme weather — not only wildfires, but also hurricanes, floods and storm surges. With the Board’s oversight, the utility has taken steps to fortify the near and long term safety, reliability and resilience of the grid and manage risk from extreme weather events. Specifically, the utility is advancing its Wildfire Safety Strategy to continue planning for and protecting our communities and is implementing a $190 million resilience program, half funded by the federal government, to strengthen our grid.
Adapting Governance Practices to Meet Current Needs
As part of our proactive governance approach, we made Board-level changes to ensure that HEI and each of our major operating companies has a group of directors with deep, industry-specific expertise who are focused solely on their respective businesses. These changes included appointing independent directors Richard Dahl, Michael Kennedy and Yoko Otani to serve exclusively on the American Savings Bank Board. Additionally, we are continuing to ensure our Board committees are optimally structured to oversee our management teams and support the needs of our companies.
Committed to Robust Shareholder Engagement
As part of our ongoing dialogue with shareholders, in 2023 through February 2024, HEI met shareholders representing nearly 25% of our outstanding shares to provide an update on the company, with independent Board members joining such meetings as appropriate.

On behalf of the Board, I thank you for your continued investment, confidence and support as we navigate a path toward a resilient and sustainable future for our family of companies, our customers and communities, and our shareholders.
Aloha,
HEI Board of Directors
Admiral Thomas B. Fargo, Chair of the Board
Celeste A. Connors
Elisia K. Flores
Peggy Y. Fowler
Micah A. Kāne
William James Scilacci, Jr.
Scott W.H. Seu

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Notice of 2024 Annual Meeting of Shareholders

TIME AND DATE	LOCATION	RECORD DATE
Monday, May 13, 2024 at 8:00 a.m., Hawai‘i Time
The 2024 Annual Meeting will be virtual, conducted entirely via live audio webcast. You will be able to attend, submit questions and vote during the 2024 Annual Meeting by visiting www.virtualshareholdermeeting.com/HE2024
March 8, 2024
DESCRIPTION		BOARD RECOMMENDATION
Proposal 1	Election of seven directors to serve a one-year term expiring at the 2025 Annual Meeting of Shareholders.	FOR Each Nominee
Proposal 2	Advisory vote to approve the compensation for HEI’s Named Executive Officers.	FOR
Proposal 3	Approval of the HEI Equity and Incentive Plan, as Amended and Restated.	FOR
Proposal 4
Ratification of the appointment of Deloitte & Touche LLP as HEI’s independent registered public accountant for 2024.
Transaction of such other business as may properly come before the 2024 Annual Meeting
FOR
The 2023 Annual Report to Shareholders, which is not part of the proxy solicitation materials, has been mailed or made available electronically to shareholders, along with this Notice of 2024 Annual Meeting of Shareholders and accompanying Proxy Statement.
Shareholders of record as of the close of business on the record date are entitled to receive notice of, attend, submit questions and vote at the 2024 Annual Meeting. To attend the virtual meeting via the internet, you must have the 16-digit control number printed on the Notice of Internet Availability, on your proxy card, or if your shares are held in street name, in the proxy materials sent to you by your broker or other holder of record.
On or about March 29, 2024, these proxy materials and annual report are being mailed or made available to shareholders.
How To Vote Your Shares
Your vote is important. Please vote as soon as possible by one of the methods shown below. Make sure to have your proxy card, voting instruction form, or notice of Internet availability in hand and follow the instructions. Shareholders of record may appoint proxies and vote their shares in one of four ways:
BEFORE THE MEETING	DURING THE MEETING

By Telephone: You can vote your shares by calling 1-800-690-6903.	By Internet: You can vote your shares online at www.proxyvote.com.	By Mail: You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.	By Internet: You can vote your shares online at www.virtualshareholdermeeting.com/ HE2024.
Shareholders whose shares are held by a bank, broker or other financial intermediary (i.e., in “street name”) should follow the voting instruction card provided by such intermediary.
Any proxy may be revoked in the manner described in the “Voting Procedures — Changing your vote” section of the accompanying Proxy Statement. It is important that you vote your shares. To ensure that your shares are voted, please follow the instructions on the proxy card to either complete and return the proxy card or vote by telephone or over the Internet. Mailing your proxy card or voting by telephone or over the Internet does not preclude you from changing your vote online during the 2024 Annual Meeting.
By Order of the HEI Board of Directors,
Kurt K. Murao
Executive Vice President, General Counsel,
Chief Administrative Officer and Corporate Secretary
March 29, 2024
Important Notice Regarding the Internet Availability of Proxy Materials for the 2024 Annual Meeting of Shareholders to be held on May 13, 2024
The accompanying Proxy Statement, 2023 Annual Report to Shareholders and 2023 Annual Report on Form 10-K are available at www.hei.com

Proxy Summary
Proxy Summary
This summary contains highlights about our Company and the upcoming 2024 Annual Meeting. This summary does not contain all of the information that you should consider. Please read the entire Proxy Statement carefully prior to voting.
VOTING MATTERS
Management Proposals	Board Vote Recommendation	Page
1. Election of seven directors	FOR Each Nominee	1
2. Advisory vote to approve the compensation for HEI’s Named Executive Officers	FOR	20
3. Approval of the HEI Equity and Incentive Plan, as Amended and Restated	FOR	55
4. Ratification of Appointment of Independent Auditor for 2024	FOR	66
ELECTION OF DIRECTORS
The following table provides summary information about the seven nominees for election to the Board of Directors (Board) of Hawaiian Electric Industries, Inc. (HEI or the Company). Additional information about all nominees, may be found beginning on page 2.
Name	Age	Director Since	Primary Occupation	Independent	Committee Membership	Other Public Boards
Celeste A. Connors	48	2019	Chief Executive Officer, Hawai‘i Green Growth Local 2030 Hub		ARC, NCGC	None
Admiral Thomas B. Fargo	75	2005	President, Fargo Associates, LLC		CC, NCGC (Chair), EC (Chair)	The Greenbrier Companies Matson, Inc.
Elisia K. Flores	39	2021	Chief Executive Officer & Vice Chair, L&L Franchise Inc.		ARC, CC	None
Peggy Y. Fowler	72	2011	Former Chief Executive Officer, Portland General Electric Company		CC (Chair), NCGC, EC	Columbia Banking System, Inc.
Micah A. Kāne	55	2019	President & Chief Executive Officer, Hawai‘i Community Foundation		CC, NCGC	None
William James Scilacci, Jr.	68	2019	Former Executive Vice President & Chief Financial Officer, Edison International		ARC (Chair), EC	None
Scott W. H. Seu	58	2022	President & Chief Executive Officer, Hawaiian Electric Industries, Inc.		EC	None
ARC — Audit & Risk Committee
CC — Compensation & Human Capital Management Committee
EC  — Executive Committee
NCGC  — Nominating and Corporate Governance Committee
i

Proxy Summary
GOVERNANCE HIGHLIGHTS
HEI’s governance is guided by the principle that shareholder value for our Company is linked to the value we bring to the customers and communities we serve. Highlights of our governance include:
BOARD OF DIRECTORS
Independent Chair of the Board	YES
Number of independent directors	6 of 7
Number of directors who are from diverse (non-Caucasian) ethnic backgrounds	3 of 7
Number of directors who are women	3 of 7
All Audit & Risk, Compensation & Human Capital Management and Nominating and Corporate Governance Committee members are independent	YES
All directors attended at least 75% of meetings of the Board and Board committees on which they served in 2023 (during the period that the director served as a director)	YES
Policy limitation on membership on other public company boards	YES
Annual Board and committee self-evaluations and periodic director self and peer review	YES
Directors required to submit resignation for Board consideration upon the end of their term after reaching age 75 or in the event of a significant change in their employment	YES
Share ownership and retention requirements for directors and executives	YES
*
For additional information see page 13.

CURRENT DIRECTORS
Experience/Expertise		Tenure (Years)	Utility/Energy Industry	Banking	Local Hawai‘i Commercial	Sustainability/ Environmental Leadership	Renewable Energy Expertise	Senior Leadership	Entrepreneurship/Business Transformation	Government & Regulation	Financial/Accounting	Legal & Risk Management	Corporate Governance
Celeste A. Connors	Independent	5
Admiral Thomas B. Fargo, USN	Independent (Chair)	19
Elisia K. Flores	Independent	2
Peggy Y. Fowler	Independent	13
Micah A. Kāne	Independent	5
William James Scilacci, Jr.	Independent	5
Scott W. H. Seu	CEO	2
The lack of a mark for a particular item does not mean that the director does not possess that experience or is unable to contribute to the decision-making process in that area. We look to each director to be knowledgeable in these areas; however, the mark indicates that the item is a particularly prominent area of expertise that the director brings to the Board.

Proxy Summary
Race/Ethnicity*	Asian	Native Hawaiian or Other Pacific Islander	Hispanic or Latino	Black or African American	White	American Indian or Alaska Native	Female	Male
Celeste A. Connors
Admiral Thomas B. Fargo, USN
Elisia K. Flores
Peggy Y. Fowler
Micah A. Kāne
William James Scilacci, Jr.
Scott W. H. Seu
*
Based on directors’ self-reported race/ethnicity.

HEI — A Common Purpose
The HEI family of companies is guided by a common purpose: To create a better Hawai‘i that is thriving economically, environmentally, culturally and socially, where everyone in our community enjoys an abundance of resources and opportunities that enable them to achieve their hopes and dreams.
Following the tragic Maui wildfires in 2023, this common purpose continues to drive us, guiding our work to support Maui’s recovery, further strengthen our utility grids and our wildfire mitigation program, and ensure we have the financial strength to continue serving our customers and communities for the long term.
Recent highlights include:
Hawaiian Electric
•
Hawaiian Electric is part of the Hawai‘i governor’s One ‘Ohana Initiative, which provides a holistic framework to support Maui’s recovery, protect our communities against future extreme weather events and ensure that as a state we can attract the capital needed to invest in wildfire mitigation and keep our communities safe.

◦
The first phase is the Maui Recovery Fund, which provides an alternative to litigation for families who lost a loved one and those who were severely injured in the Maui fires. With $175 million of commitments, the fund opened for applications on March 1. We have committed to contribute up to $75 million, with the State of Hawai‘i, County of Maui and other parties committing to contribute the remainder.

◦
The next phase is under development and will seek to support property owners and businesses who were severely impacted by the fires.

◦
As part of the One ‘Ohana framework, Governor Green also laid out intentions to explore legislative solutions to address not only Maui’s recovery, but also measures for our state to address the impacts of increasingly severe weather events going forward. In the Hawai‘i legislative session currently underway, bills are under consideration to strengthen the long-term resilience of our communities, utilities and natural environment.

•
The Utility has been advancing its Wildfire Safety Strategy, which it began in 2019 and continues to adapt to address the elevated risks in Hawai‘i. The Company’s three-phase strategy includes immediate and enhanced operational actions to reduce risk, near-term work to harden the grid and reduce potential hazards, and longer-term investments and tools to address continuing and emerging threats. The Utility’s recently approved five-year, $190 million grid resilience plan, which includes a slate of foundational resilience investments, is a key part of the effort to harden the utility’s grids against severe weather-related events fueled by climate change. Half of the cost of this program is being paid for by Department of Energy Infrastructure Investment and Jobs Act funding, reducing the cost to customers.

•
As part of its efforts to enhance the resilience of our energy system and protect our communities from the impacts of climate change, the Utility has continued to focus on moving off fossil fuels and increasing energy independence.

◦
In 2023 the Utility generated 33% of electricity from renewable resources, up from 32% in 2022. While the Utility still plans to achieve net zero carbon emissions from power generation by 2045 or sooner, we now expect to reach our interim goal of 70% reduction in GHG emissions from power generation later than our original 2030 target date.

◦
The utility continues to progress its Stage 3 RFP, its largest renewables procurement ever. In 2023 it selected 16 proposed renewable energy projects across our islands and has begun contract negotiations with the developers. The projects will further reduce Hawai‘i’s

Proxy Summary
dependence on imported oil for power generation. The negotiations are expected to produce long-term contracts for approximately 517 MW of variable generation, 694 MW of firm renewable generation, and 2.1 GWh of storage.
American Savings Bank
•
ASB’s business proved resilient through the economic impacts of the Maui wildfires and the challenging interest rate environment experienced in 2023.

•
ASB’s loyal and long-tenured deposit base remained stable during the year, and as of December 31, 2023, 86% of deposits were F.D.I.C.-insured or fully collateralized. Customer deposits are safe, and there is no risk to customer deposits as a result of legal claims related to the wildfires.

•
Asset quality remained strong, and the Hawai‘i market continued to be characterized by strong credit quality and low delinquency rates in comparison to the mainland. The bank’s capital remained strong, with ample liquidity and lending capacity.

•
In the fourth quarter ASB conducted a strategic sale of investment securities to position the bank for improved profitability and net interest margin while strengthening its balance sheet. The bank sold low-yielding securities and reduced high-cost deposits with the proceeds.

•
ASB acted quickly to provide numerous options for Maui customers facing financial hardship as a result of the 2023 wildfires, including waived ATM fees, forbearance and deferment for commercial and consumer loans, and emergency personal lines of credit.

Delivering Long-term Shareholder Value
	Net Income	Diluted Earnings per Share (EPS)	Return on Average Common Equity
2023	$199M	$1.81	8.8%
2022	$241M	$2.20	10.5%
2021	$246M	$2.25	10.4%
	Total Shareholder Return (%)
	HEI	S&P 500 Index	Edison Electric Institute Index	KBW Regional Banking Index
2023	(64.6)%	26.3%	(8.7)%	(0.4)%
3-year	(55.2)%	33.1%	8.2%	26.7%
5-year	(53.8)%	107.2%	34.5%	43.2%
10-year	(20.6)%	211.5%	126.6%	81.2%
Source: S&P Global Inc.
2023 Financial Highlights
In 2023 our core operations continued to perform in line with expectations as we worked alongside others in the Maui reconstruction efforts. On a consolidated basis, 2023 net income was $199.2 million, and earnings per share were $1.81.
EXECUTIVE COMPENSATION HIGHLIGHTS — PAYING FOR PERFORMANCE
Incentivizing Value Creation
The compensation program for our named executive officers is designed to focus executives on actions that create value for our customers, employees, communities and shareholders. For HEI and Utility management, safety, reliability, customer satisfaction and advancing our Utility’s transformation to increased renewable energy have been key goals of annual performance-based compensation for some time. Because of the strategic importance of achieving our decarbonization goals, for 2023 the Board tied 20% of HEI and Utility executives’ long-term performance-based compensation to carbon emissions reductions and 5% of HEI and Utility executives’ 2023 annual performance-based executive compensation to decarbonization.
For HEI and Utility executives, the HEI Compensation & Human Capital Management Committee has included additional performance metrics for the 2024 annual incentive focused on resilience and safety, including wildfire mitigation and generation reliability. For the 2024-26 long-term incentive, the Committee also added metrics focused on system hardening to enhance public safety and on improving the utility’s credit rating. Details of these metrics will be included in discussions of the 2024 compensation program in next year’s proxy statement.
Emphasis on Long-term and Performance-Based Compensation
Executive compensation is composed of four primary elements: base salary, performance-based annual incentives, performance-based long-term incentives earned over three years, and restricted stock units vesting in equal annual installments over three years. We emphasize variable pay over fixed pay, with the majority of the total compensation opportunities for each named executive officer linked to the Company’s financial, market and operational results. The compensation program also balances the importance of achieving long-term strategic objectives and critical short-term goals that are linked to long-term objectives.

Proxy Summary
2023 Named Executive Officer (NEO) Pay Opportunity
Pay Aligned with Company Performance
Under our pay-for-performance design, incentive payouts to named executive officers are designed to align with results. The following graphs show the performance-based payouts to the HEI Chief Executive Officer (CEO) over the past several years in relation to (i) net income and (ii) total shareholder return (TSR) relative to the Edison Electric Institute (EEI) Index (Relative TSR). HEI CEO annual incentive pay is linked to HEI’s adjusted annual net income, as well as subsidiary performance. Long-term performance-based equity compensation over the respective three-year periods tracked our Relative TSR results.

*
Adjustments for executive compensation purposes

v

Proxy Summary
COMPENSATION & HUMAN CAPITAL MANAGEMENT COMMITTEE DECISION-MAKING
The Compensation & Human Capital Management Committee, all the members of which are independent, establishes pay programs and reviews performance results to ensure that executive officer compensation aligns with shareholder interests. In addition, the Compensation & Human Capital Management Committee is advised by an independent compensation consultant with respect to the design of the plans, performance results and reasonableness of pay decisions and appropriateness or reasonableness of compensation adjustments.
The Compensation & Human Capital Management Committee believes that the Company’s executive officer compensation program reflects favorably on the Company’s pay-for-performance objective, is aligned with shareholder interests and compares well to the Company’s peers.
OUR EXECUTIVE COMPENSATION PROGRAM INCORPORATES BEST PRACTICES:
Majority of target compensation opportunity tied to performance	No tax gross ups (except for executive death benefit frozen in 2009)
Rigorous performance goals are aligned with business strategy	No employment contracts
Stock ownership and retention requirements apply to named executive officers	Minimal perquisites
Clawback policy for performance-based pay	Prohibition against hedging and pledging of HEI stock
“Double trigger” change-in-control agreements	No dividends or dividend equivalents paid on unearned performance shares

Proposal No. 1: Election of Seven Directors
Proposal No. 1: Election of Seven Directors
In accordance with HEI’s Amended and Restated Bylaws (Bylaws), the Board has fixed the size of the Board at seven directors effective at the 2024 Annual Meeting. The division of the directors into classes with staggered terms began a phased termination process at the 2021 Annual Meeting, with classes having been eliminated entirely at the 2023 annual meeting of shareholders. The Board proposes that the following nominees be elected at the 2024 Annual Meeting:
Seven directors to serve until the 2025 Annual Meeting, or until his or her respective successor shall be duly elected and qualified:
Thomas B. Fargo, Chair
Celeste A. Connors
Elisia K. Flores
Peggy Y. Fowler
Micah A. Kāne
William James Scilacci, Jr.
Scott W. H. Seu
All of the director nominees are incumbent directors of HEI. Directors elected at the 2024 Annual Meeting of Shareholders will serve a one-year term expiring in 2025. The Board has determined that all director nominees except Mr. Seu are independent under the applicable standards for director independence, as discussed below under “Board of Directors — Independent Directors.” All director nominees have consented to serve a one-year term expiring at the 2025 Annual Meeting if elected. If a nominee is unable to stand for election at the time of the 2024 Annual Meeting, the proxy holders listed in the proxy card may vote in their discretion for a suitable substitute or the Board may choose to reduce the number of directors serving on the Board.
Information regarding the business experience and certain other directorships for each director nominee is provided beginning on page 2 below, together with a description of the experience, qualifications, attributes and skills that led to the Board’s conclusion at the time of this Proxy Statement that each of the nominees and continuing directors should serve on the Board in light of HEI’s current business and structure.
The Board recommends that you vote FOR each nominee listed above to serve as a Director.

Director Nominees for Election
Director Nominees for Election

Admiral Thomas B. Fargo, USN (Retired)
Independent Director Chair of the Board Executive Committee Chair Compensation & Human Capital Management Committee Member Nominating and Corporate Governance Committee Chair

Age: 75 Independent Director Since: 2005 Principal Occupation: President, Fargo Associates, LLC
EXPERTISE
CRITICAL CUSTOMERS
RISK MANAGEMENT
CORPORATE GOVERNANCE
LEADERSHIP
STRATEGIC PLANNING
FINANCE AND ACCOUNTING
BANKING
EDUCATION
Bachelor of Science, United States Naval Academy
Executive and Business Training —
Harvard University; Stanford University
In addition to extensive leadership expertise, Admiral Fargo brings to the Board deep knowledge of the U.S. military, a major customer of HEI’s electric utility subsidiary and a key driver of Hawai‘i’s economy. Admiral Fargo served as Commander of the U.S. Pacific Command, and in that post, he was responsible for the security of nearly 52% of the world’s surface.
He has top level management, strategic planning, and financial and non-financial risk assessment skills developed over 40 years of leading nine diverse organizations ranging in size from 130 to 300,000 people and managing budgets up to $8 billion.
He has extensive corporate governance experience including audit, compensation and governance committees, from service on several private and public company boards, including as chairman of Huntington Ingalls Industries.
PROFESSIONAL EXPERIENCE
Owner, Fargo Associates LLC (since 2005) (defense and homeland/national security consultancy)
Commander of the U.S. Pacific Command (retired)
PUBLIC COMPANY BOARDS
The Greenbrier Companies (since 2015), Lead Independent Director (2021-2022), Chairman (since September 2022) (rail manufacturing & licensing services)
Matson Inc. (since 2012) (transportation & logistics)
PAST PUBLIC COMPANY BOARDS
Huntington Ingalls Industries, Chairman (2011-2020) (military shipbuilder)
Northrop Grumman Corporation (2008-2011)
Hawaiian Holdings, Inc. (2005-2008) (Hawaiian Airlines holding company)
Alexander & Baldwin (2011-2012)
OTHER POSITIONS
Director, United Services Automobile Association (2006-2021), Chairman
(2019-2021)
Advisory Board Member, National Bureau of Asian Research (since 2005)
Director, AtHoc (until 2016)
Director, GTA Telegram (until 2017)
Senior Advisor, SKAI Ventures (2005-2009)
Director, Hawaiian Electric Company, Inc. (HEI Subsidiary) (2005-2016)
Director, American Savings Bank (HEI Subsidiary) (2022-2023)

Director Nominees for Election

Celeste A. Connors
Independent Director Audit & Risk Committee Member Nominating and Corporate Governance Committee Member

Age: 48 Independent Director Since: 2019 Principal Occupation: Chief Executive Officer, Hawai‘i Green Growth Local2030 Hub (since 2021)
EXPERTISE
ENERGY, UTILITIES
COMMUNITY RELATIONS
GOVERNMENT AND REGULATIONS
LEADERSHIP
ENTREPRENEURSHIP
EXECUTIVE MANAGEMENT
RISK MANAGEMENT
CLIMATE RISK
EDUCATION
Master of Science (MSc), Development Studies, University of London, School of Oriental and African Studies (SOAS)
Bachelor of Arts, International Relations, Tufts University
Raised in Hawai‘i, Ms. Connors brings to the Board extensive risk management and national security experience from chairing highly complicated cross-department interagency processes as a double-hatted Director for Energy and Climate Change on both the National Economic Council and National Security Council in the White House. In this role, she advised the President, Vice President and Cabinet on energy, technology, and climate change strategies.
Ms. Connors also has foreign policy expertise and helps the Board address key geopolitical threats from her experience managing finance and counter terrorism risk while serving as a diplomat with the U.S. Department of State in Saudi Arabia, Greece and Germany.
As CEO of the Hawai‘i Green Growth Local2030 Hub, an APEC-derived and internationally recognized center of excellence, Ms. Connors develops strategies to scale policy and investment solutions to build community resilience. She convenes business, government and non-profit partners to achieve Hawai‘i’s 2030 goals and deliver long-term value to diverse stakeholders. She has a background in resilient infrastructure project management and finance as the co-founder and CEO of c.dots development. She also co-chairs the Hawai‘i Sustainability Business Forum that brings together the CEOs of the state’s top public and private companies.
Ms. Connors’ 25 years of experience managing risk at the highest level of government, and extensive corporate governance background from serving on the boards of America’s Service Commission, Icebreaker and GigaDAC, helps the Board deliver its strategy. Her energy, climate change and national security experience provides the Board with important insights into key risks and investment opportunities to help Hawai‘i navigate the energy transition, as well as perspectives on energy and climate policy and practice globally.
PROFESSIONAL EXPERIENCE
Executive Director of Hawai‘i Green Growth (network based organization focused on achieving Hawai‘i’s 2030 climate, energy and environmental sustainability goals (2015-2021)
Visiting Scholar and Associate Practitioner in Residence (Energy, Resources and Environment Program), Johns Hopkins University (2012-2019)
Chief Executive Officer and Co-Founder, c.dots development (builds partnerships to deliver resilient infrastructure (since 2012)
Director (Environment and Climate Change), National Security Council, White House (2008-2012)
Diplomat, U.S. Department of State (2000-2012)
Foreign Policy Advisor (Office of the Mayor), City of New York (1999-2000)
OTHER POSITIONS
Advisory Board, U.S. Department of Defense, INDOPACOM, Climate Change Impact (since 2021)
Adjunct Senior Fellow, East West Center (education and research organization established by the U.S. Congress in 1960 to strengthen relations between Asia, the Pacific, and the United States) (since 2020)
Board Director, Hawai‘i Visitor and Convention Bureau (since 2022)
Board Director, American Savings Bank (HEI Subsidiary) (2022-2023)
Affiliate Faculty, University of Hawai‘i, Hawai‘i Natural Energy Institute (HNEI) (since 2021)
Board Director, America’s Service Commission (2014-2018)
Board Director, Icebreaker One (intersection of data & sustainability for net zero) (since 2017)
Advisory Board, GigaDAC (Next generation Direct Air Capture optimized for gigaton scale) (since 2022)

Director Nominees for Election

Elisia K. Flores
Independent Director Audit & Risk Committee Member Compensation & Human Capital Management Committee Member

Age: 39 Independent Director Since: 2021 Principal Occupation: Chief Executive Officer & Vice Chair, L&L Franchise, Inc. (since 2019)
EXPERTISE
FINANCE AND ACCOUNTING
AUDIT
FINANCIAL OVERSIGHT
LEADERSHIP
STRATEGIC PLANNING
STRATEGIC & OPERATIONAL MANAGEMENT
EXECUTIVE MANAGEMENT
EDUCATION
Bachelor of Science, University of Southern California, Marshall School of Business
Executive Master of Business Administration, University of California Los Angeles, Anderson School of Management
Ms. Flores is a recognized business leader. She has executive leadership, strategic planning and financial oversight experience from serving as CEO and CFO of L&L Franchise, a national franchisor, which has 210 restaurants across the country and in Japan. As CEO she is responsible for setting the strategic vision of the company and driving new growth initiatives. She has been instrumental in developing key partnerships to expand the L&L brand, strengthening the brand across markets and implementing national revenue generating programs for the franchises.
Ms. Flores has notable financial and corporate audit experience from serving as Senior Finance Manager and Corporate Auditor at General Electric Company where she received the 2010 Contemporary Leadership Award. She also has financial oversight and board leadership experience as Chair of the ASB Audit Committee from 2019 to 2023.
Ms. Flores’ business acumen and innovation make her a valuable addition to the Board. She was named Business Leader of the Year by Pacific Business News in 2020 and 2021. Her knowledge and sensitivities to Hawai‘i’s unique business and government environment also provide significant value.
PROFESSIONAL EXPERIENCE
Chief Financial Officer, L&L Franchise, Inc. (2014 to July 2019)
Senior Finance Manager, General Electric Company, Energy Sector (2010-2014)
Corporate Auditor, General Electric Company, Corporate Sector (2008-2010)
OTHER POSITIONS
Director (since 2019), Chairman of the Finance Committee (since 2021), Hawai‘i Pacific Health (one of Hawai‘i’s largest health care systems, with a network of four hospitals, nearly 25 outpatient centers and 1,100-plus physicians on four islands)
Director, American Savings Bank (HEI Subsidiary) (2018-2023)

Director Nominees for Election

Peggy Y. Fowler
Independent Director Executive Committee Member Nominating and Corporate Governance Committee Member Compensation & Human Capital Management Committee Chair

Age: 72 Independent Director Since: 2011 Principal Occupation: Former Chief Executive Officer, Portland General Electric Company (PGE) (2000-2009)
EXPERTISE
LEADERSHIP
ENERGY, UTILITIES
RENEWABLES
ENVIRONMENTAL MANAGEMENT
CORPORATE GOVERNANCE
FINANCIAL OVERSIGHT
REGULATORY COMPLIANCE
FINANCE AND ACCOUNTING
BANKING
EDUCATION
Public Utility Executive Program, University of Idaho and University of Michigan
Bachelor of Science, Chemistry and Bachelor of
Science, Math, George Fox University

With experience as Chief Executive Officer of a NYSE-listed public utility company, and as director for the Portland Branch of the Federal Reserve Bank of San Francisco and Columbia Banking System, Inc. (a publicly traded bank holding company), Ms. Fowler brings a unique combination of utility and banking knowledge to the Board.
Ms. Fowler was recognized as Oregon’s Most Admired CEO in a 2005 Portland Business Journal survey, and as Portland’s First Citizen in 2007 by the Portland Metropolitan Association of Realtors. Ms. Fowler was awarded the Oregon History Makers recognition in 2015, and the 2016 Joan Austin Lifetime Achievement Award recognizing her as one of Portland, Oregon’s most-respected business leaders.
Ms. Fowler has deep environmental and renewable energy expertise. She managed PGE’s environmental department, overseeing initiatives that improved fish passage on multiple Oregon rivers. During Ms. Fowler’s tenure as Chief Executive Officer, PGE made the strategic decision to reduce use of oil and coal and has been ranked #1 on multiple occasions for selling more renewable power to residential customers than any other U.S. utility.
Under Ms. Fowler’s leadership, wind and solar projects were constructed and integrated into the PGE grid. Under her leadership as HEI’s Nominating and Corporate Governance Chair, the company underwent a new director refresh, CEO transition for HEI, Hawaiian Electric and ASB, decreased tenure, provided greater proxy access, eliminated the staggered board and implemented majority voting.
PROFESSIONAL EXPERIENCE
38 years of executive leadership, financial oversight and utility operations experience from serving at PGE in senior officer positions (including as President and Chief Executive Officer, Chief Operating Officer, and Board Member) and operating positions.
PUBLIC COMPANY BOARDS
Director, Chair of Nominating & Corporate Governance Committee,
Columbia Banking System, Inc. (since 2023)
PAST PUBLIC COMPANY BOARDS
Umpqua Holdings Corp. Director (2009-2023), Chairman (2012-2023) (bank holding company)
Portland General Electric (2006-2012)
OTHER POSITIONS
Director and Chairman of the investment committee, Cambia Health
Solutions (not-for-profit health insurer) (2005-2020)
Director, PGE Foundation (since 1997)
Director, Portland Branch of Federal Reserve Bank of San Francisco (2007-2011)
Director, Hawaiian Electric Company, Inc. (HEI Subsidiary) (2009-2016)
Director, American Savings Bank (HEI Subsidiary) (2022-2023)

Director Nominees for Election

Micah A. Kāne
Independent Director Nominating and Corporate Governance Committee Member Compensation & Human Capital Management Committee Member

Age: 55 Independent Director Since: 2019 Principal Occupation: President and Chief Executive Officer, Hawai‘i Community Foundation, Since 2017
EXPERTISE
LEADERSHIP
COMMUNITY RELATIONS
GOVERNMENT AND REGULATIONS
EXECUTIVE MANAGEMENT
STRATEGIC & OPERATIONAL MANAGEMENT
ORGANIZATIONAL LEADERSHIP
EDUCATION
Master of Business Administration, University of Hawai‘i at Manoa
Bachelor of Arts, Business
Administration, Menlo College

Mr. Kāne is a well-respected leader in the state of Hawai‘i and brings extensive leadership and a deep understanding of Hawai‘i’s cultural, business and political environment to the Board.
His career has been distinguished by his leadership of significant private and public trusts, including his current role as Chief Executive Officer of Hawai‘i Community Foundation, Hawai‘i’s largest and oldest Foundation ($1.1 billion in assets and distributing more than $150 million in community grants annually); his prior service as a Trustee of the largest land trust in the state of Hawai‘i, Kamehameha Schools, a private school system established under the will of Princess Bernice Pauahi Bishop to create educational opportunities in perpetuity to improve the capability and well-being of people of Hawaiian ancestry; and his prior role as Chairman/Director of the State of Hawai‘i Department of Hawaiian Homelands.
As an acknowledged Native Hawaiian community leader, Mr. Kāne brings invaluable experience in understanding Hawai‘i’s complex cultural and land use history (nearly 27% of the population self-identifies as Native Hawaiian and other Pacific Islander). Mr. Kāne has brought to bear this knowledge and his business acumen to bring the community together to address the most important issues of our day including environmental sustainability, homelessness and affordable housing.
Mr. Kāne also has expertise in state/county government affairs including state/county regulation, policy development, public relations, and crisis management.
PROFESSIONAL EXPERIENCE
Chief Operating Officer, Pacific Links Hawai‘i LLC (golf course owner, developer and operator) (2011-2016)
Principal, the KĀNE Group LLC (Hawai‘i-based company focused on land and financing matters for planned community infrastructure and general business development) (since 2010)
Trustee, Kamehameha Schools ($14.7 billion endowment and Hawai‘i’s largest private landowner with over 363,194 acres of land on Hawai‘i island, Maui, Moloka’i, O‘ahu and Kaua’i) (2009-2021)
OTHER POSITIONS
Chairman, Menlo College Board of Trustees, Atherton, CA (supporting Hawai‘i kids to college) (since 2011)
Director, Hawaiian Electric Company, Inc. (HEI Subsidiary) (2012-2019)
Director, American Savings Bank (HEI Subsidiary) (2022-2023)

Director Nominees for Election

William J. Scilacci, Jr.
Independent Director Executive Committee Member Audit & Risk Committee Chair

Age: 68 Independent Director Since: 2019 Principal Occupation: Former Executive Vice President and Chief Financial Officer, Edison International (2008-2016)
EXPERTISE
FINANCE AND ACCOUNTING
STRATEGIC & OPERATIONAL MANAGEMENT
LEADERSHIP
ENERGY, UTILITIES
RISK MANAGEMENT
EDUCATION
Master of Business Administration,
Santa Clara University
Bachelor of Arts, University of
California, Los Angeles
Mr. Scilacci has significant leadership and operational management experience through serving as CFO of Edison International, a publicly-traded company whose market cap increased substantially during Mr. Scilacci’s tenure. He has extensive experience communicating with Wall Street analysts, investors and rating agencies and has demonstrated a strong track record of considerable shareholder value creation.
He has extensive utility experience through his over 20 years in financial management with Southern California Edison, the primary energy supply company for Southern California. Southern California Edison is a leader in development and implementation of grid modernization, electrification of transportation, renewable energy and energy efficiency.
Mr. Scilacci was the CFO of Edison International’s competitive generation subsidiary. During his tenure, Edison International made material investments in wind energy and natural gas-fired generation. He also oversaw the subsidiaries’ energy trading business.
Mr. Scilacci has a keen understanding and extensive knowledge of enterprise risk management from his role as Chief Financial Officer of Edison International. For eight years, Mr. Scilacci managed Edison International’s enterprise risk management program identifying, monitoring and forecasting new risks to the company including ESG related risks such as the impacts of climate change.
PROFESSIONAL EXPERIENCE
Over 30 years of experience, and 25 years in executive leadership, for Edison International companies (including CFO of Edison International, Edison Mission Energy and Southern California Edison)
OTHER POSITIONS
Director, Chair of the Finance Committee, Member of Audit Committee, Loyola High School of Los Angeles (since 2015)
President (2019) and Director (2017-2019), Bel-Air Bay Club
Director, American Savings Bank (HEI Subsidiary) (2022-2023)
Director, Shipshape Solutions, Inc. (since 2023)

Director Nominees for Election

Scott W.H. Seu
President and CEO, HEI Executive Committee Member

Age: 58 HEI Director Since: 2022 Principal Occupation: President and Chief Executive Officer, HEI (since 2022)
EXPERTISE
CLEAN ENERGY, UTILITIES
LEADERSHIP
COMMUNITY RELATIONS
GOVERNMENT AND REGULATIONS
CORPORATE TRANSFORMATION
STRATEGIC PLANNING
FINANCE AND ACCOUNTING
EDUCATION
Bachelor of Science Engineering,
Stanford University
Master of Science Engineering,
Stanford University
Mr. Seu has extensive utility operational expertise having served in numerous leadership positions at Hawaiian Electric Company for over 28 years. Most recently, he served as president and CEO of Hawaiian Electric.
Mr. Seu is an innovative business leader. As President of Hawaiian Electric, Mr. Seu was responsible for ensuring reliable, safe and affordable provision of electric power to 95% of Hawai‘i’s population. He was instrumental in leading the company to transition to cleaner, renewable energy supporting the state’s goal of 100% renewable energy by 2045 and led the development of the utility’s climate change action plan, including a goal of 70% carbon emissions reduction by 2030 and net zero emissions (or better) by 2045.
Mr. Seu has extensive business, regulatory and community leadership experience through serving as senior vice president of public affairs at Hawaiian Electric. He has also been actively engaged in critical infrastructure resilience issues in Hawai‘i and at the national level. Prior to joining Hawaiian Electric, Mr. Seu worked as a mechanical and environmental engineer at companies in California and also worked abroad in China.
PROFESSIONAL EXPERIENCE
President and Chief Executive Officer, Hawaiian Electric Company (February 2020 — December 2021)
Senior Vice President, Public Affairs, Hawaiian Electric Company (January 2017 — February 2020)
Vice President, System Operation, Hawaiian Electric Company (May 2014 — December 2016)
Vice President, Energy Resources and Operations, Hawaiian Electric Company (January 2013 — April 2014)
Vice President, Energy Resources, Hawaiian Electric Company (August 2010 — December 2012)
OTHER POSITIONS
Director, Queen’s Health Systems (since 2023)
Director, Edison Electric Institute (the primary electric utility industry association representing all U.S. investor-owned electric companies) (since 2022)
Director, Partners in Development Foundation (Hawai‘i non-profit serving families in need) (since 2022)
Director, Regional Advisory Board Teach for America Hawai‘i (since 2017)
Director, Electric Power Research Institute (EPRI) (since 2020)
Chair (since 2017), Director (since 2008), Hale Kipa (a leading Hawai‘i non-profit providing safety net services to at-risk youth for over 50 years)
Director, American Savings Bank (HEI subsidiary) since 2022 (Chair 2022-2023)

Corporate Governance
Corporate Governance
HEI’s governance policies and guidelines
HEI’s Board and management review and monitor corporate governance trends and best practices on an ongoing basis, including for purposes of making necessary and advisable updates to HEI’s corporate governance documents and complying with the corporate governance requirements of the New York Stock Exchange (NYSE), rules and regulations of the U. S. Securities and Exchange Commission (SEC) and rules and regulations of the Board of Governors of the Federal Reserve applicable to HEI as a savings and loan holding company. HEI’s corporate governance documents (such as the charters for the Audit & Risk, Compensation & Human Capital Management, Nominating and Corporate Governance and Executive Committees, Corporate Governance Guidelines and Corporate Code of Conduct, as well as other governance documents) are available on HEI’s website at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein).
The Board’s leadership structure
Since May 5, 2020, Admiral Fargo has served as the nonexecutive Chair of the Board. Admiral Fargo has served on the Board since 2005, and has never been employed by HEI or any HEI subsidiary. The Board has determined that he is independent under applicable standards for director independence, as discussed below under the heading “Board of Directors — Independent Directors.” Among the many skills and qualifications that Admiral Fargo brings to the Board, the Board considered: (i) his extensive experience in corporate governance from serving on a number of other public company, private company and nonprofit boards; (ii) his track record of effective consensus and relationship building and business and community leadership, including serving as Commander of the U.S. Pacific Command; (iii) his willingness to spend time advising and mentoring members of HEI’s senior management; and (iv) his dedication to committing the hard work and time necessary to successfully lead the Board.
The responsibilities of HEI’s Chair are to:
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lead Board and shareholder meetings and executive sessions of the independent directors, including executive sessions at which the performance of the CEO is evaluated by the Board;

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attend meetings of the Board’s committees, either as member or observer;

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work closely with the Nominating and Corporate Governance Committee to periodically evaluate board and committee structures, as well as advise with respect to succession planning for the Board;

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serve on and/or advise the boards of HEI’s primary operating subsidiaries, Hawaiian Electric and ASB, chair joint executive sessions of the independent directors of HEI and these subsidiary boards and attend meetings of subsidiary board committees;

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be available to other Board and subsidiary board members and management for questions and consultation; and

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ensure and facilitate communications among Board members and Board committees and between the Board and management.

The Board’s Corporate Governance Guidelines provide that if the Chair and CEO positions are held by the same person, or if the Board determines that the Chair is not independent, the independent directors should designate an independent director to serve as “Lead Director.” If a Lead Director is designated, the Lead Director’s responsibilities are to: (i) preside at Board and shareholder meetings when the Chair is not present; (ii) preside at executive sessions of the independent directors; (iii) facilitate communication between the independent directors and the Chair or the Board as a whole; (iv) call meetings of the non-management or independent directors in executive session; (v) participate in approving meeting agendas, schedules and materials for the Board; and (vi) perform other functions described in the Corporate Governance Guidelines or as determined by the Board from time to time.
The Board believes that its current leadership structure, which provides for an independent nonemployee Chair, or an independent Lead Director if the Chair is not independent, is appropriate and effective based on HEI’s current operations, strategic plans and overall corporate governance structure. Several reasons support this conclusion. First, the Board believes that having an independent Chair or Lead Director has been important in establishing a “tone at the top” for both the Board and the Company that encourages constructive expression of views that may differ from those of senior management. Second, the Board believes that the presence of an independent Chair or Lead Director demonstrates to the Company’s regulators and shareholders that the Board is committed to serving the best interests of the Company and its shareholders and not the best interests of management. Third, the Board recognizes that HEI has an uncommon corporate governance structure in that the boards of its two primary operating subsidiaries are also composed mostly of nonemployee directors and that the HEI Chair plays an important leadership role for the consolidated company. For instance, in addition to chairing executive sessions of the nonemployee directors, the Chair leads the HEI Board in its oversight role with respect to HEI’s subsidiaries.
The Board’s role in risk oversight
HEI is a holding company that operates principally through its Hawai‘i-based electric public utility (Utility or Hawaiian Electric) and bank (Bank or ASB) subsidiaries. At the holding company and subsidiary levels, the Company faces a variety of risks, including (without limitation) operational risks, climate and sustainability related risks, including wildfire risk, regulatory (including environmental regulations) and legal compliance risks, credit and interest rate risks, competitive risks, liquidity risks, capital risks, cybersecurity risks, and strategic and reputational risks among others. Developing and implementing strategies to identify, assess, mitigate, manage and report on the

Corporate Governance
Company’s key risks is the responsibility of management, and that responsibility is carried out by assignments of responsibility to various officers and other employees of the Company under the direction of HEI’s Chief Risk Officer. The role of the Board is to oversee the management of these risks.
The Board’s specific risk oversight functions are as follows:
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The Board has approved a consolidated enterprise risk management (ERM) system recommended by management. The system is designed to identify and assess risks across the HEI enterprise so that information regarding the Company’s key risks can be reported to the Board, along with proposed strategies for mitigating and managing these risks. The structure of the ERM system is decentralized, with separate Chief Risk Officers at each of Hawaiian Electric and ASB in addition to HEI’s Chief Risk Officer (HEI CRO). The ERM function for “other” operations of HEI, such as Pacific Current, are performed by the HEI CRO or HEI employees under the supervision of the HEI CRO. Hawaiian Electric’s Chief Financial Officer, who also serves as its Chief Risk Officer, is responsible for identifying, assessing, managing, monitoring and reporting risks at the Utility, which serves the islands of O‘ahu, Hawai‘i, Maui, Moloka‘i and Lana‘i. ASB’s Executive Vice President — Enterprise Risk & Regulatory Relations serves as its Chief Risk Officer, responsible for establishing ASB’s enterprise risk management program that is approved by the ASB Board Risk Committee. Each subsidiary Chief Risk Officer reports directly to the respective subsidiary President and functionally to the HEI CRO, who reviews such risks on a consolidated basis. In addition, the ASB CRO reports functionally to the ASB Board Risk Committee Chair. The Board believes that this decentralized risk management structure is appropriate and effective for the Company’s diverse operations and holding company structure, because it allows for industry-specific key risk identification and management at the subsidiary levels while also ensuring an integrated and consolidated view of key risks at the holding company level by the HEI CRO. In connection with approving this ERM system, the Board reviewed (and continually assesses) a catalog of key risks and management’s assessment of those risks. As part of the Board’s ongoing risk oversight, the HEI CRO is responsible for providing regular reports to the Board and Audit & Risk Committee on the status of those key risks, any changes to the key risk catalog or management’s assessment of those risks, and any other key risk management matters that the Board may request from time to time. The Board and Audit & Risk Committee also receive reports from HEI’s internal auditor evaluating the effectiveness of management’s implementation of the approved ERM system.

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The Board has assigned to the Audit & Risk Committee the responsibility of assisting in the oversight of the overall risk management system of the Company. In providing such assistance, the Audit & Risk Committee is specifically required to discuss policies with respect to risk assessment and risk management, including the guidelines and policies governing the process by which risk assessment and risk management are undertaken at the Company, and to report to the Board the committee’s discussion and findings so that the entire Board can consider changes (if any) in the Company’s risk profile.

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The Board has also assigned to the Audit & Risk Committee the specific risk oversight responsibilities of: (i) reviewing the Company’s major financial risk exposures and the steps management has taken to monitor and manage such exposures; (ii) overseeing HEI’s Code of Conduct compliance program; and (iii) establishing procedures for direct reporting of potential accounting and auditing issues to the Audit & Risk Committee. The Audit & Risk Committee reports to the Board each quarter regarding these matters.

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The Board has assigned to the Compensation & Human Capital Management Committee the specific risk oversight responsibility of reviewing whether the compensation policies or practices of HEI or its subsidiaries encourage employees to take risks that are reasonably likely to have a material adverse effect on such entities as well as risks related to human capital management and of recommending new or revised policies and practices to address any such identified risks. Included in this oversight responsibility is the Compensation & Human Capital Management Committee’s review and evaluation of ASB’s compensation practices for compliance with regulatory guidance on sound incentive compensation plans. The Compensation & Human Capital Management Committee reports the results of its review and any recommendations to the Board. The results of the review are also communicated to the Audit & Risk Committee. Both the Audit & Risk and Compensation & Human Capital Management Committees are composed entirely of independent directors.

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In addition to overall risk oversight by the HEI Board, the boards of HEI’s primary operating subsidiaries, Hawaiian Electric and ASB, are responsible for overseeing risks at their respective companies. The Hawaiian Electric Board has assigned responsibility for ongoing oversight of risk management to its Audit & Risk Committee and the ASB Board has assigned such responsibility to its Risk Committee. Under the decentralized ERM structure discussed above, risk management activities at the subsidiary level are reported to the respective subsidiary committee and subsidiary board through the applicable subsidiary Chief Risk Officer. The HEI Board and/or Audit & Risk Committee may also be invited to participate in risk oversight discussions by these subsidiary boards and/or committees. The information from these subsidiary board and committee sessions are reported, on at least a quarterly basis, to the HEI Board by the applicable subsidiary Chief Risk Officer (or his/her representatives), who functionally report to the HEI CRO (and, for the ASB Chief Risk Officer, also to the ASB Board Risk Committee Chair) on risk management matters. These subsidiary boards are composed primarily of nonemployee directors. The subsidiary audit committees also are composed primarily of nonemployee directors who meet the independence requirements for audit committee members of companies listed on the NYSE, and with regard to the ASB Audit Committee, comply with FDIC regulations.

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At least annually, the Board conducts a strategic planning and risk review. As part of this review, the Board reviews fundamental financial and business strategies and assesses the key and emerging risks facing the Company, including sustainability-related risks, and available alternatives to mitigate those risks. To facilitate strategic planning through constructive dialogue among management and Board members, members of management who are not directors are invited to participate in the review. Based on the review, the Board and senior management, including the HEI CRO, identify key issues to be addressed during the course of the next calendar year.

The Board believes that, for risk oversight, it is especially important to have an independent Chair or Lead Director in order to ensure that differing views from those of management are expressed. Since the HEI Chair attends the meetings of the Board, the subsidiary boards and their respective committees, the HEI Chair is also in a unique position to assist with communications regarding risk oversight and risk management among the Board and its committees, between the subsidiary boards and their respective committees and between directors and management.

Corporate Governance
Selection of nominees for the Board
The Board believes that there are skill sets, qualities and attributes that should be represented on the Board as a whole, but do not necessarily need to be possessed by each director. The Nominating and Corporate Governance Committee and the Board, thus, consider the qualifications and attributes of incumbent directors and director candidates both individually and in the aggregate in light of the current and future needs of HEI and its subsidiaries.
The Nominating and Corporate Governance Committee assists the Board in identifying and evaluating persons for nomination or re-nomination for Board service or to fill a vacancy on the Board. To identify qualified candidates for Board membership, the Committee may consider persons who are serving on its subsidiary boards as well as persons suggested by Board members, management and shareholders, or may retain a third-party search firm to help identify qualified candidates. The Committee’s evaluation process does not vary based on whether a candidate is recommended by a shareholder, a Board member, a member of management or through self-nomination.
Once a person is identified as a potential director candidate, the committee may review publicly-available information to assess whether the candidate should be further considered. If so, a committee member or designated representative for the committee will contact the person. If the person is willing to be considered for nomination, the person is asked to provide additional information regarding his or her background, his or her specific skills, experience and qualifications for Board service, and any direct or indirect relationships with the Company. In addition, one or more interviews may be conducted with committee and Board members, and committee members may contact one or more references provided by the candidate or others who would have firsthand knowledge of the candidate’s qualifications and attributes.
In evaluating the qualifications and attributes of each potential candidate (including incumbent directors) for nomination or re-nomination or appointment to fill a vacancy, the committee considers:
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the candidate’s qualifications, consisting of his/her knowledge (including relevant industry knowledge), understanding of the Company’s businesses and the environment within which the Company operates, experience, skills, substantive areas of expertise, financial literacy, innovative thinking, business judgment, achievements and other factors required to be considered under applicable laws, rules or regulations;

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the candidate’s attributes, with an emphasis on independence, diversity, personal and professional integrity, character, reputation, ability to represent the interests of all shareholders, time availability in light of other commitments, dedication, absence of conflicts of interest, appreciation of multiple cultures, commitment to deal responsibly with social issues and other stakeholder concerns and other factors that the committee considers appropriate in the context of the needs of the Board;

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familiarity with and respect for corporate governance requirements and practices;

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with respect to incumbent directors, the self-evaluation of the individual director, his or her current qualifications and his or her contributions to the Board;

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the current composition of the Board and its committees; and

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intangible qualities of the candidate including the ability to ask difficult questions and, simultaneously, to work collegially with members of the Board, as well as to work effectively with management.

The Board considers the recommendations of the Nominating and Corporate Governance Committee and then makes the final decision whether to re-nominate incumbent directors and whether to approve and extend an invitation to a candidate to join the Board upon appointment or election, subject to any approvals required by law, rule or regulation.
Diversity in identifying nominees for the Board
In assisting the Board in identifying qualified director candidates, the Nominating and Corporate Governance Committee considers whether the candidate would contribute to the expertise, skills and professional experience, as well as to the diversity of the Board in terms of race, ethnicity, gender, age, geography and cultural background. The Board believes it functions most effectively with members who collectively possess a range of substantive expertise, skills and experience in areas that are relevant to leading HEI in accordance with the Board’s fiduciary responsibilities. The Board also believes that having a board composed of members who can collectively contribute a range of perspectives, including perspectives that may arise from a person’s race, ethnicity, gender, age, geographic location and cultural background, improves the quality of the Board’s deliberations and decisions because it enables the Board to view issues from a variety of perspectives and, thus, more thoroughly and completely. As the Company’s operations and strategic plans and the Board’s composition may evolve over time, the Nominating and Corporate Governance Committee is charged with identifying and assessing the appropriate mix of knowledge areas, qualifications and personal attributes contributed by Board members that will bring the most strategic and decision-making advantage to HEI. To reflect its commitment to diversity, in connection with the use of a third-party search firm to identify potential director candidates, the Nominating and Corporate Governance Committee will instruct the search firm to include in its initial list of candidates qualified candidates who reflect diverse backgrounds, including diversity of gender and race or ethnicity.
With operations exclusively in the State of Hawai‘i, it is important that our Board includes members who currently or in the past have lived and worked in the state and have knowledge of, and experience with, our customer base and the unique cultural, political and regulatory environment. It is also important that Board members understand and reflect the cultural, racial and gender diversity that exists in Hawai‘i. If the shareholders vote to elect the seven director nominees proposed by the Board for election at the 2024 Annual Meeting the resulting composition of the Board would be as shown in the table in the Proxy Summary, under the heading “Current Directors”.
The Board also recognizes that, due to Hawai‘i’s geographic isolation from the continental United States and the comparatively small number of publicly traded companies, banks and regulated utilities based in Hawai‘i, the Board also benefits from having among its members

Corporate Governance
directors who have gained business experience at companies located in other states; those Board members contribute valuable information about experiences they have had working at or serving on the boards of other public companies and companies in similar industries, which also contributes to the breadth of perspectives on the Board.
Director resignation policies
Through its Corporate Governance Guidelines, the Board requires its members to submit a letter of resignation for consideration by the Board in certain circumstances. A director must tender his or her resignation in the event of a significant change in the director’s principal employment and at the end of the term during which the director reaches the age of 75. In addition to the evaluation process discussed under “Corporate Governance — Selection of nominees for the Board,” requiring a director to submit a letter of resignation in these two circumstances ensures that the Board examines whether a director’s skills, expertise and attributes continue to provide value over time. The Nominating and Governance Committee recommended, and the Board approved, selecting Adm. Fargo as a nominee director at the 2024 Annual Meeting in spite of reaching the age of 75 because of Adm. Fargo’s leadership experience and institutional knowledge to assure governance continuity and stability during a period of extraordinary challenges.
A director must also submit his or her resignation for consideration by the Board if the director in an uncontested election fails to receive the support of the majority of votes cast. In such an event, the Board will evaluate the reasons for the voting result and determine how best to address the shareholder concerns underlying that result. In some cases, the Board may decide that the best approach is to accept the director’s resignation. In other cases, the Board may discover that a shareholder concern that was the cause of the vote outcome may more appropriately be addressed by taking other action.
The Board’s role in management succession planning
The Board, led by its Nominating and Corporate Governance Committee, is actively engaged in succession planning and talent development, with a focus on the CEO and senior management of HEI and its operating subsidiaries. The Board and the Nominating and Corporate Governance Committee consider talent development programs and succession candidates through the lens of Company strategy and anticipated future opportunities and challenges. At its meetings throughout the year, the Nominating and Corporate Governance Committee reviews progress of talent development and succession programs and discusses internal and external succession candidates, including their capabilities, accomplishments, goals and development plans. The full Board also reviews and discusses talent strategy and evaluations of potential succession candidates annually. The Compensation and Human Capital Management Committee also oversees and discusses talent strategy and workforce planning. In addition, potential leaders are given frequent exposure to the Board through formal presentations and informal events. These reviews, presentations and other interactions familiarize the Board with the Company’s talent pool to enable the Board to select successors for the senior executive positions when appropriate. Due to its robust and active succession planning process, the Board was able to appoint internal successor CEOs to ASB in 2021 and to HEI and Hawaiian Electric in 2022.
Shareholder communication with the directors
Interested parties, including shareholders, desiring to communicate with the Board, any individual director or the independent directors as a group regarding matters pertaining to the business or operations of HEI may address their correspondence in care of the Corporate Secretary, Hawaiian Electric Industries, Inc., P.O. Box 730, Honolulu, HI 96808-0730. The HEI Corporate Secretary may review, sort and summarize all such correspondence in order to facilitate communications to the Board. In addition, the HEI Corporate Secretary has the authority and discretion to handle any director communication that is an ordinary course of business matter, including routine questions, complaints, comments and related communications that can appropriately be handled by management. Directors may at any time request copies of all correspondence addressed to them. The charter of the Audit & Risk Committee, which is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein), sets forth procedures for submitting complaints or concerns regarding financial statement disclosures, accounting, internal accounting controls or auditing matters on a confidential, anonymous basis.

Board of Directors
Board of Directors
Independent directors
Under HEI’s Corporate Governance Guidelines, a majority of Board members must qualify as independent under the listing standards of the NYSE and any additional requirements as determined by the Board from time to time.
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For a director to be considered independent under NYSE listing standards, the Board must determine that the director does not have any direct or indirect material relationship with HEI or its subsidiaries apart from his or her service as a director. The NYSE listing standards also specify circumstances under which a director may not be considered independent, such as when the director has been an employee of the Company within the last three fiscal years, if the director has had certain relationships with the Company’s external or internal auditor within the last three fiscal years or when the Company has made or received payments for goods or services to entities with which the director or an immediate family member of the director has specified affiliations and the aggregate amount of such payments in any year within the last three fiscal years exceeds the greater of $1 million or 2% of such entity’s consolidated gross revenues for the fiscal year.

•
The Board has also adopted Categorical Standards for Director Independence (HEI Categorical Standards), which are available for review on HEI’s website at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). The HEI Categorical Standards specify circumstances under which a director may not be considered independent. In addition to the circumstances that would preclude independence under the NYSE listing standards, the HEI Categorical Standards provide that a director is not independent if HEI and its subsidiaries have made charitable contributions to a nonprofit organization for which the director serves as an executive officer and the aggregate amount of such contributions in any single fiscal year of the nonprofit organization within the last three fiscal years exceeds the greater of $1 million or 2% of such organization’s consolidated gross revenues for the fiscal year.

The Nominating and Corporate Governance Committee and the Board considered the relationships described below in assessing the independence of Board members. Based on its consideration of such relationships and the recommendations of the Nominating and Corporate Governance Committee, the Board determined that all of the nonemployee directors of HEI (Messrs. Fargo, Kāne and Scilacci and Mss. Connors, Flores and Fowler) are independent. The remaining director, Mr. Seu, is an employee director of HEI and, therefore, is not independent under NYSE listing standards. The Board also previously determined that each of Richard J. Dahl, Michael J. Kennedy and Yoko Otani, who served as directors until August 2023, satisfied the independence requirements of the NYSE listing standards.
Relationships considered in determining director independence:
With respect to Ms. Flores and Mr. Kāne, the Board considered amounts paid in the last three fiscal years to purchase electricity from HEI subsidiary Hawaiian Electric (the sole public utility providing electricity to the island of O‘ahu) by the entities employing Ms. Flores and Mr. Kāne. None of the amounts paid by the entities for electricity (excluding pass-through charges for fuel, purchased power and Hawai‘i state revenue taxes) exceeded the thresholds in the NYSE listing standards or HEI Categorical Standards that would automatically result in a director not being independent. Because Hawaiian Electric is the sole source of electric power on the island of O‘ahu), the rates Hawaiian Electric charges for electricity are fixed by state regulatory authority, and purchasers of electricity from these public utilities have neither a choice as to supplier nor the ability to negotiate rates or other terms. Accordingly, the Board determined that these relationships do not impair the independence of these directors.
Also, with respect to Ms. Connors and Mr. Kāne, the Board considered charitable contributions in the last three fiscal years from HEI and its subsidiaries to the respective nonprofit organizations where Ms. Connors and Mr. Kāne serve as executive officer. None of the contributions exceeded the threshold in the HEI Categorical Standards that would automatically result in Ms. Connors or Mr. Kāne not being independent. In determining that these donations did not impair the independence of Ms. Connors and Mr. Kāne, the Board also considered the fact that Company policy requires that charitable contributions from HEI or its subsidiaries to entities where an HEI director serves as an executive officer, and where the director has a direct or indirect material interest, and the aggregate amount donated by HEI and its subsidiaries to such organization would exceed $120,000 in any single fiscal year, be preapproved by the Nominating and Corporate Governance Committee.
Board meetings in 2023
In 2023, there were seven regular meetings and 14 special meetings of the Board. All incumbent directors who served on the Board in 2023 attended at least 75% (with all such directors attending at least 87%) of the combined total number of meetings of the Board and Board committees on which they served during the period that the director served as a director.
Executive sessions of the Board
The nonemployee directors meet regularly in executive sessions without management present. In 2023, these sessions were chaired by Admiral Fargo as the Chair of the Board and as an independent nonemployee director. The Chair may request from time to time that another independent director chair the executive sessions.
Board attendance at annual meetings
All of HEI’s incumbent directors who served on the Board in 2023 attended the 2023 Annual Meeting of Shareholders. HEI encourages all directors to attend each year’s Annual Meeting.

Board of Directors
Board evaluations
The Board conducts annual evaluations to determine whether it and its committees are functioning effectively. As part of the evaluation process, each member of the Audit & Risk, Compensation & Human Capital Management and Nominating and Corporate Governance Committees annually evaluates the performance of each committee on which he or she serves.
Each director standing for reelection also evaluates his or her own performance. The nonemployee directors also periodically complete peer evaluations of the other nonemployee directors. The evaluation process is overseen by the Nominating and Corporate Governance Committee, in consultation with the Chair.

Committees of the Board
Committees of the Board
Board committee composition and meetings
The Board has four standing committees: Audit & Risk, Compensation & Human Capital Management, Executive and Nominating and Corporate Governance. Members of these committees are appointed annually by the Board, taking into consideration the recommendations of the Nominating and Corporate Governance Committee. The table below shows the current members of each such committee and the number of meetings each committee held in 2023.
Name	Audit & Risk	Compensation & Human Capital Management	Executive	Nominating and Corporate Governance
Celeste A. Connors
Thomas B. Fargo
Elisa K. Flores
Peggy Y. Fowler
Micah A. Kāne
William James Scilacci Jr.
Scott W. H. Seu1
Number of meetings in 2023	9	6	6	4
1
Mr. Seu is an employee director. All other directors have been determined to be independent. See “Board of Directors — Independent Directors” above.

Functions of the Board’s standing committees
The primary functions of HEI’s standing committees are described below. Each committee operates and acts under written charters adopted and approved by the Board and are available for review on HEI’s website at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). Each of the Audit & Risk, Compensation & Human Capital Management and Nominating and Corporate Governance Committees may form subcommittees of its members and delegate authority to its subcommittees.
Audit & Risk Committee
The Audit & Risk Committee is responsible for overseeing (i) HEI’s financial reporting processes and internal controls; (ii) the performance of HEI’s internal auditor; (iii) risk assessment and risk management policies set by management; and (iv) the Corporate Code of Conduct compliance program for HEI and its subsidiaries. In addition, this committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm that audits HEI’s consolidated financial statements. As part of its risk management oversight responsibility, the Audit & Risk Committee oversees cybersecurity risk. To support the Audit & Risk Committee with this oversight responsibility, the Audit & Risk Committee formed a non-fiduciary cybersecurity working group comprised of directors from HEI, the Utility and ASB boards to assist the Audit & Risk Committee in monitoring the Company’s cybersecurity program. Among other things, the cybersecurity working group reviews the effectiveness of the Company’s cybersecurity programs and practices and the impact of emerging cybersecurity developments on the Company, and provides reports on its work and findings to the Audit & Risk Committee.
The Audit & Risk Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). The Audit & Risk Committee also maintains procedures for receiving and reviewing confidential reports of potential accounting and auditing concerns. See “Audit & Risk Committee Report” below for additional information about the Audit & Risk Committee.
All Audit & Risk Committee members are independent and qualified to serve on the committee pursuant to NYSE and SEC requirements and the Audit & Risk Committee meets the other applicable requirements of the Securities Exchange Act of 1934, as amended (Exchange Act). Mr. Scilacci and Ms. Flores have been determined by the Board to be “audit committee financial experts.”
Compensation & Human Capital Management Committee
The responsibilities of the Compensation & Human Capital Management Committee include: (i) overseeing the compensation plans and programs for employees, executives and nonemployee directors of HEI and its subsidiaries, including equity and incentive plans; (ii) reviewing the extent to which risks that may arise from the Company’s compensation policies and practices, if any, may have a material adverse effect on the Company and recommending changes to address any such risks; (iii) evaluating the compliance of ASB’s incentive compensation practices under the principles for sound incentive compensation plans for banking organizations; (iv) assessing the independence

Committees of the Board
of any compensation consultant involved in determining or recommending director or executive compensation; and (v) overseeing and monitoring strategies and policies related to human capital management within the workforce, including policies on diversity, equity and inclusion. See “Compensation Discussion and Analysis — How We Make Compensation Decisions” and “Compensation & Human Capital Management Committee Interlocks and Insider Participation” below for additional information about the Compensation & Human Capital Management Committee.
The Compensation & Human Capital Management Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). All Compensation & Human Capital Management Committee members are independent and qualified to serve on this committee pursuant to NYSE requirements and also qualify as “nonemployee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. An independent member of the board of directors of Hawaiian Electric and ASB attends meetings of the Compensation & Human Capital Management Committee as a nonvoting representative of such director’s subsidiary board.
Executive Committee
The Executive Committee may exercise the power and authority of the Board when it appears to its members that action is necessary and a meeting of the full Board is impractical. It may also consider other matters concerning HEI that may arise from time to time between Board meetings. The Executive Committee is currently composed of the Chair of the Board, who chairs the Executive Committee, the Audit & Risk Committee Chair, the Nominating and Corporate Governance Committee Chair, the Compensation & Human Capital Management Committee Chair and the HEI President and CEO. The Executive Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). An independent member of the board of directors of Hawaiian Electric and ASB attends meetings of the Executive Committee as a nonvoting representative of such director’s subsidiary board of directors.
Nominating and Corporate Governance Committee
The functions of the Nominating and Corporate Governance Committee include: (i) evaluating the background and qualifications of potential nominees for the Board and for the boards of HEI’s subsidiaries; (ii) recommending to the Board the director nominees to be submitted to shareholders for election at the next Annual Meeting; (iii) assessing the independence of directors and nominees; (iv) recommending the slate of executive officers to be appointed by the Board and subsidiary boards; (v) advising the Board with respect to matters of Board and committee composition and procedures; (vi) overseeing the annual evaluation of the Board, its committees and director nominees; (vii) overseeing succession planning for senior executive positions; (viii) ensuring all Environmental, Social and Governance (ESG) risks and opportunities have appropriate Board oversight, and (ix) making recommendations to the Board and the boards of HEI’s subsidiaries regarding corporate governance and board succession planning matters. The Nominating and Corporate Governance Committee operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). See “Corporate Governance” above for additional information regarding the activities of the Nominating and Corporate Governance Committee. An independent member of the board of directors of Hawaiian Electric attends meetings of the Nominating and Corporate Governance Committee as a nonvoting representative of such director’s subsidiary board of directors.

DIRECTOR COMPENSATION
DIRECTOR COMPENSATION
How director compensation is determined
The Board believes that a competitive compensation package is necessary to attract and retain individuals with the experience, skills and qualifications needed to serve as a director of a publicly traded company operating in a unique blend of highly regulated industries. Nonemployee director compensation is composed of a mix of cash and shares of HEI’s common stock (HEI Common Stock) to align the interests of directors with those of HEI shareholders. Only nonemployee directors are compensated for their service as directors. Mr. Seu, the only current employee director of HEI, does not receive separate or additional compensation for serving as a director. Although Mr. Seu is a member of the Board, neither he nor any other executive officer participates in the determination of nonemployee director compensation.
The Compensation & Human Capital Management Committee reviews nonemployee director compensation at least once every three years and recommends changes to the Board. In 2022, the Compensation & Human Capital Management Committee asked its independent compensation consultant, Frederic W. Cook & Co., Inc. (FW Cook), to conduct an evaluation of HEI’s nonemployee director compensation practices. FW Cook assessed the structure of HEI’s nonemployee director compensation program and its value compared to competitive market practices of utility peer companies, similar to the assessments used in its executive compensation review. The 2022 analysis took into consideration the duties and scope of responsibilities of directors. The Compensation & Human Capital Management Committee reviewed the analysis in determining its recommendations concerning the appropriate nonemployee director compensation, including cash retainers, stock awards and meeting fees for HEI directors. Based on the 2022 analysis, the Compensation & Human Capital Management Committee recommended, and the Board approved, maintaining the same compensation for 2023 for HEI’s Non-Employee Directors.
Components of director compensation
Cash retainer. HEI nonemployee directors received the cash amounts shown below as a retainer for their 2023 Board service and for their 2023 service on HEI and subsidiary board committees. No separate cash fees are paid to HEI directors for service on subsidiary company boards, except to the extent that they serve on any committee of a subsidiary board. Cash retainers were paid in quarterly installments.
Position*	2023 Annual Retainer
HEI Nonexecutive Chair of the Board	125,000
HEI Director	85,000
HEI Audit & Risk Committee Chair	25,000
HEI Compensation & Human Capital Management Committee Chair	25,000
HEI Nominating and Corporate Governance Committee Chair	25,000
HEI Audit & Risk Committee Member	10,000
HEI Compensation & Human Capital Management Committee Member	10,000
HEI Nominating and Corporate Governance Committee Member	10,000
ASB Nonexecutive Chair of the Board	45,000
ASB Director	85,000
ASB Audit Committee Chair	18,750
ASB Audit Committee Member	7,500
ASB Risk Committee Chair	25,000
ASB Risk Committee Member	10,000
*
No additional retainer is paid for service on the HEI Executive Committee.

Extra meeting fees. Nonemployee directors are also entitled to meeting fees for each board or committee meeting (other than the Executive Committee) attended (as member or chair) after the number of meetings specified below.
HEI Board	$1,500 per meeting after 8 meetings
HEI Audit & Risk Committee	$1,500 per meeting after 10 meetings
HEI Compensation & Human Capital Management Committee	$1,500 per meeting after 6 meetings
HEI Nominating and Corporate Governance Committee	$1,500 per meeting after 6 meetings
ASB Board	$1,000 per meeting after 8 meetings
ASB Audit Committee	$1,000 per meeting after 10 meetings
ASB Risk Committee	$1,000 per meeting after 6 meetings

DIRECTOR COMPENSATION
Stock awards. On June 30, 2023, each HEI nonemployee director at that time received shares of HEI Common Stock with a value equal to $120,000 as an annual grant under HEI’s 2011 Nonemployee Director Stock Plan (2011 Director Plan), which was approved by HEI shareholders on May 10, 2011 for the purpose of further aligning directors’ and shareholders’ interests. The number of shares issued to each HEI nonemployee director was determined based on the closing sales price of HEI Common Stock on the NYSE on June 30, 2023. Customarily, stock grants to nonemployee directors under the 2011 Director Plan are made on the last business day in June and vest immediately. HEI considers the 2011 Director Plan to be an important vehicle for the appropriate compensation of its nonemployee directors.
Maximum compensation. Nonemployee directors are subject to a maximum annual compensation limit of $600,000, which includes the aggregate grant date fair value of all awards granted to any nonemployee director during any single calendar year plus the aggregate amount of all cash earned and paid or payable to such director for services rendered for the same year.
Deferred compensation. Nonemployee directors may participate in the HEI Deferred Compensation Plan implemented in 2011 (2011 Deferred Compensation Plan) and described under “Compensation Discussion and Analysis — Benefits — Deferred Compensation Plans” below. Under the plan, deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential. Participants may elect the timing upon which distributions are to begin following separation from service (including retirement) and may choose to receive such distributions in a lump sum or in installments over a period of up to 15 years. Lump sum benefits are payable in the event of disability or death. No nonemployee director participated in this plan in 2023. Nonemployee directors are also eligible to participate in the prior HEI Nonemployee Directors’ Deferred Compensation Plan, as amended January 1, 2009, although no nonemployee director deferred compensation under such plan in 2023.
Health benefits. Nonemployee directors may participate, at their election and at their cost, in the group employee medical, vision and dental plans generally made available to HEI, Hawaiian Electric or ASB employees. No nonemployee director participated in such plans in 2023.
2023 DIRECTOR COMPENSATION TABLE
The table below shows the compensation paid to HEI nonemployee directors for 2023.
Name	Fees Earned or Paid in Cash ($)1	Stock Awards ($)2	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Celeste A. Connors	116,587	120,000	—	—	236,587
Richard J. Dahl3	143,451	120,000	—	—	263,451
Thomas B. Fargo, HEI Chair4	249,500	120,000	—	—	369,500
Elisia K. Flores	130,090	120,000	—	—	250,090
Peggy Y. Fowler	144,880	120,000	—	—	264,880
Micah A. Kāne	117,000	120,000	—	—	237,000
Michael J. Kennedy3	131,927	120,000	—	—	251,927
Yoko Otani3	133,929	160,767	—	—	294,696
Keith P. Russell5	44,135	—	—	—	44,135
William James Scilacci, Jr.	134,500	120,000	—	—	254,500
1
Represents cash retainers for Board and committee service (as detailed below).

2
For all HEI nonemployee directors, except Ms. Otani, this amount represents an HEI stock award in the value of  $120,000, as described above under “Stock Awards”. For Ms. Otani, this amount represents the annual stock award valued at $120,000, plus a new director stock award prorated for the period January 1 — May 5, 2023, in the amount of  $40,767.

3
As of August 22, 2023, Richard Dahl, Michael Kennedy and Yoko Otani began serving exclusively on the Board of Directors of ASB.

4
Includes fees Adm. Fargo earned as Chair of the Board. Adm. Fargo’s responsibilities as HEI Chair are described above under “Corporate Governance — The Board’s leadership structure.”

5
Mr. Russell retired from the Board effective May 5, 2023.

DIRECTOR COMPENSATION
The table below shows the detail of cash fees paid to HEI nonemployee directors for Board and committee service (including subsidiary committee service) and for serving on the Cybersecurity Working Group in 2023.
Name	HEI Board Retainer ($)	HEI Committee Retainer ($)	HEI Chair Retainer ($)	HEI Extra Meeting Fees1 ($)	ASB Board Retainer ($)	ASB Committee Retainer ($)	ASB Chairman Retainer ($)	ASB Extra Meeting Fees1 ($)	Cyber Security Working Group ($)	Total ($)
Celeste A. Connors	85,000	13,587	—	18,000	—	—	—	—	—	116,587
Richard J. Dahl2	54,511	22,446	—	—	30,489	9,864	16,141	10,000	—	143,451
Thomas B. Fargo, HEI Chair3	85,000	20,000	125,000	19,500	—	—	—	—	—	249,500
Elisia K. Flores	85,000	13,587	—	16,500	—	15,003	—	—	—	130,090
Peggy Y. Fowler	85,000	40,380	—	19,500	—	—	—	—	—	144,880
Micah A. Kāne	85,000	20,000	—	12,000	—	—	—	—	—	117,000
Michael J. Kennedy2	54,511	4,392	—	—	30,489	21,535	—	16,000	5,000	131,927
Yoko Otani2	54,511	6,413	—	—	30,489	26,516	—	16,000	—	133,929
Keith P. Russell4	29,423	3,462	—	—	—	11,250	—	—	—	44,135
William James Scilacci, Jr.	85,000	25,000	—	19,500	—	—	—	—	5,000	134,500
1
Represents extra meeting fees earned for attending Board and committee meetings in excess of the number of meetings specified in “Director Compensation — Components of director compensation — Extra meeting fees.”

2
As of August 22, 2023, Richard Dahl, Michael Kennedy and Yoko Otani began serving exclusively on the Board of Directors of ASB.

3
Adm. Fargo’s fees include fees earned as Chair.

4
Mr. Russell retired from the Board effective May 5, 2023.

Director stock ownership and retention
HEI directors are required to own and retain HEI Common Stock throughout their service with the Company. Each director has until his or her compliance date (January 1 of the year following the fifth anniversary of the later of (i) amendment to his or her required level of stock ownership, or (ii) first becoming subject to the requirements), to own that number of shares that are equal in value to five times the director’s annual cash retainer. Until reaching the applicable stock ownership target, directors must retain all shares received under their annual stock retainer.
The Compensation & Human Capital Management Committee has the authority to approve deviations from these retention and ownership requirements, including hardship exceptions. In consideration of the extreme volatility in the market price of the Company’s stock in 2023 following the Maui windstorm and wildfires, the Compensation & Human Capital Management Committee waived the stock ownership requirement with respect to the January 1, 2024 compliance date and waived until further notice the retention requirements that limit sales of the Company’s stock until ownership compliance has been achieved. Although the ownership and retention requirements were waived, as of January 1, 2024, each director who had reached his or her compliance date would have met his or her stock ownership requirement.

Proposal No. 2: Advisory Vote to Approve the Compensation of HEI’S Named Executive Officers
Proposal No. 2: Advisory Vote to Approve the
Compensation of HEI’S Named Executive Officers
We are asking for your advisory vote on the compensation of our named executive officers as described in this Proxy Statement. This proposal, which we present to our shareholders on an annual basis is commonly known as the “say-on-pay” proposal, gives shareholders the opportunity to express their views on the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.
The Compensation & Human Capital Management Committee and Board believe that HEI’s executive compensation program is effective in achieving our goals of creating long-term value for our stakeholders, including attracting, motivating and retaining the talent necessary to create such value. Accordingly, the Board recommends that you vote FOR the following resolution:
Resolved, that the shareholders approve, in a non-binding advisory vote, the compensation of HEI’s named executive officers as disclosed in the Compensation Discussion and Analysis and Executive Compensation Tables sections of the Proxy Statement for the 2024 Annual Meeting of Shareholders.
Please read the Compensation Discussion and Analysis and Executive Compensation Tables portions of this Proxy Statement. These sections describe the Company’s executive compensation policies and practices and the compensation of our named executive officers.
While the say-on-pay vote is advisory and is, therefore, nonbinding, the Compensation & Human Capital Management Committee and Board consider the vote results when making future decisions regarding HEI’s executive compensation.
The Board recommends that you vote FOR the advisory resolution approving the compensation of HEI’s named executive officers as disclosed in this Proxy Statement.

Compensation Discussion and Analysis
Compensation Discussion and Analysis
This section describes our executive compensation program and the compensation decisions made for our 2023 named executive officers. For 2023, we have six named executive officers: our Chief Executive Officer, our current Chief Financial Officer, our former Chief Financial Officer, our General Counsel, and the chief executives at Hawaiian Electric (our electric utility subsidiary) and ASB (our bank subsidiary):
Name	Title	Entity
Scott W. H. Seu	HEI President & CEO	Holding company
Scott T. DeGhetto1	HEI Executive Vice President, Chief Financial Officer and Treasurer1	Holding company
Kurt K. Murao	HEI Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	Holding company
Shelee M. T. Kimura	Hawaiian Electric President & CEO	Electric utility subsidiary
Ann C. Teranishi	ASB President & CEO	Bank subsidiary
Paul K. Ito2	Former HEI Executive Vice President, Chief Financial Officer and Treasurer	Holding company
1
Mr. DeGhetto was appointed Executive Vice President, CFO and Treasurer of HEI effective October 1, 2023. For more information, see Form 8-K filed with the SEC on September 18, 2023.

2
Mr. Ito was appointed Senior Vice President, CFO and Treasurer of Hawaiian Electric and resigned as Executive Vice President, CFO and Treasurer of HEI effective as of October 1, 2023. For more information, see Form 8-K filed with the SEC on September 18, 2023.

For more information regarding HEI’s executive officers, see the paragraph entitled “Information About Our Executive Officers (HEI)” in Part I of HEI’s annual report on Form 10-K for the fiscal year ending December 31, 2023 (HEI’s 2023 Form 10-K), which is incorporated by reference herein.
2023 Executive summary
Our guiding principles shape our program design and pay decisions
In designing HEI’s executive compensation program and making pay decisions, the Compensation & Human Capital Management Committee follows these guiding principles:
•
Pay should reflect Company performance, particularly over the long-term.

•
Compensation programs should align executives’ interests with those of our shareholders and other stakeholders.

•
Programs should be designed to attract, motivate and retain talented executives who can drive the Company’s success.

•
The cost of programs should be reasonable while maintaining their purpose and benefit.

Key design features
Straightforward design. The compensation program for our named executive officers comprises four primary elements: base salary, performance-based annual incentives, performance-based long-term incentives earned over three years, and time-based restricted stock units (RSUs) that, beginning with grants made in 2021, vest in equal annual installments over three years.
Emphasis on performance-based pay. Through the target compensation mix, we emphasize performance-based pay over fixed pay, with the majority of the target compensation opportunity for our named executive officers being linked to the Company’s financial, market and operating results.
Balance between short- and long-term components. The compensation program also balances the importance of achieving long-term strategic priorities and critical short-term goals that support long-term objectives.

Compensation Discussion and Analysis
Our compensation practices demonstrate our commitment to sound governance
The tables below summarize our current executive compensation practices — both what we do (to drive performance and manage risk) and what we don’t do:
What We Do
Link pay to performance
Utilize rigorous performance conditions that encourage long-term value creation
Balance short- and long-term compensation to promote sustained performance over time
Grant majority of long-term incentives in the form of performance-based awards
Use the competitive median as a reference point in setting compensation levels
Review tally sheets when making compensation decisions
Mitigate undue risk in compensation programs
Utilize “double-trigger” change-in-control agreements
Maintain a clawback policy for performance-based compensation
Require stock ownership and retention by named executive officers; CEO must own five times the CEO’s base salary and each of the other NEOs must own two times their respective base salary
Prohibit pledging of Company stock and transactions designed to hedge the risk of stock ownership
Utilize an independent compensation consultant to advise the Compensation & Human Capital Management Committee
What We Don’t Do
No employment contracts
No tax gross ups, except under the Executive Death Benefit Plan which was frozen in 2009
No compensation programs that are reasonably likely to create material risk to the Company
No significant perquisites
No dividends or dividend equivalents on unearned performance shares

2023 say-on-pay results and 2023 program
At our 2023 Annual Meeting of Shareholders, approximately 92% of votes cast approved our executive compensation program through the advisory say-on-pay vote. While we consistently receive strong shareholder support for our executive compensation program, the Compensation & Human Capital Management Committee continues to strive to further align HEI and Hawaiian Electric’s executive compensation with the Company’s priorities. For 2023, this included tying 20% of HEI’s and Hawaiian Electric’s executive long-term incentive compensation for the 2023-25 performance period to reduction of CO2 equivalent emissions (from power generation) from 2005 levels. HEI and Hawaiian Electric also supported the decarbonization of Hawai‘i’s economy through Hawaiian Electric’s annual incentive programs by tying 5% of Hawaiian Electric’s 2023 annual performance-based executive compensation to expanding renewable energy procurement and distributed energy resources. Hawaiian Electric’s 2023 annual performance-based executive compensation metrics also included goals related to employee safety (15%) and human capital management goals related to engagement, leadership development and diversity, equity and inclusion (10%).
For HEI and Utility executives, the HEI Compensation & Human Capital Management Committee has included additional performance metrics for the 2024 annual incentive focused on resilience and safety, including wildfire mitigation and generation reliability. For the 2024-26 long-term incentive, the Committee also added metrics focused on system hardening to enhance public safety and on improving the utility’s credit rating. Details of these metrics will be included in discussions of the 2024 compensation program in next year’s proxy statement.

Compensation Discussion and Analysis
How We Make Compensation Decisions
Our roles in determining compensation are well-defined
Role of the Compensation & Human Capital Management Committee
The Compensation & Human Capital Management Committee oversees the design and implementation of our executive compensation program. On an annual basis, the Compensation & Human Capital Management Committee engages in a rigorous process to arrive at compensation decisions regarding the named executive officers. In the course of this process, the Compensation & Human Capital Management Committee:
•
Engages in extensive deliberations in meetings held over several months

•
Consults with its independent compensation consultant during and outside of meetings

•
Focuses on the Company’s long-term strategy and nearer-term goals to implement such strategy in setting performance metrics and goals

•
Reviews tally sheets for each named executive officer to understand how the elements of compensation relate to each other and to the compensation package as a whole (the tally sheets include fixed and variable (performance-based) compensation, minimal perquisites and change in pension value for past periods)

•
Examines data and analyses prepared by its independent compensation consultant concerning peer group selection, comparative compensation data and evolving best practices

•
Reviews Company performance and discusses assessments of the individual performance of senior members of management

•
Analyzes the reasonableness of incentive payouts considering the long-term benefits to shareholders

•
Considers trends in compensation to determine whether incentive programs are working effectively, and

•
Reviews risk assessments to determine whether compensation programs and practices carry undue risk

Early each year, the Compensation & Human Capital Management Committee determines compensation earned under incentive plans with respect to performance periods ending in the prior year, establishes performance metrics and goals for incentive plans beginning in the current year and recommends to the Board and subsidiary boards the level of compensation and mix of pay elements for each named executive officer.
Role of the independent directors as a whole
The independent directors evaluate the CEO’s performance, consider Compensation & Human Capital Management Committee recommendations concerning the CEO’s pay and determine the CEO’s compensation. The Board and subsidiary boards also review the performance of, and Compensation & Human Capital Management Committee recommendations concerning, the other named executive officers and approve their compensation.
Role of executive officers
Our CEO, who is also a member of the Board, assesses and reports on the performance of the other named executive officers and makes recommendations to the Compensation & Human Capital Management Committee with respect to their levels of compensation and mix of pay elements. The CEO also participates in Board deliberations regarding the Compensation & Human Capital Management Committee’s recommendations on the other named executive officers. The CEO does not participate in the deliberations of the Compensation & Human Capital Management Committee to recommend, or of the Board to determine, the CEO’s own compensation.
Management supports the Compensation & Human Capital Management Committee in executing its responsibilities by providing data and other materials for Compensation & Human Capital Management Committee meetings (including tally sheets and recommendations regarding performance metrics, goals and pay mix); by attending portions of Compensation & Human Capital Management Committee meetings as appropriate to provide perspective and expertise relevant to agenda items; and by supplying such other data and information as may be requested by the Compensation & Human Capital Management Committee and/or its independent compensation consultant.
Compensation consultant & consultant independence
The Compensation & Human Capital Management Committee’s independent compensation consultant, Frederic W. Cook & Co., Inc. (FW Cook), is retained by, and reports directly to, the Compensation & Human Capital Management Committee. FW Cook provides the Compensation & Human Capital Management Committee with independent expertise on market practices and developments in executive compensation, compensation program design, peer group composition and competitive pay levels, and provides related research, data and analyses. FW Cook also advises the Compensation & Human Capital Management Committee regarding analyses and proposals presented by management related to executive compensation. A representative of FW Cook attends Compensation & Human Capital Management Committee meetings, participates in Compensation & Human Capital Management Committee executive sessions and communicates directly with the Compensation & Human Capital Management Committee.

Compensation Discussion and Analysis
In early 2024, as in prior years, the Compensation & Human Capital Management Committee evaluated FW Cook’s independence, taking into account all factors it considered relevant, including the factors specified in the NYSE listing standards and the absence of other relationships between FW Cook and the Company, its directors or executive officers. Based on such factors and FW Cook’s independence policy, which was shared with the Compensation & Human Capital Management Committee, the Compensation & Human Capital Management Committee concluded that FW Cook is independent and that the work of FW Cook has not raised any conflict of interest.
We Use Comparative Market Data as a Reference Point for Compensation
Compensation benchmarking
The Compensation & Human Capital Management Committee considers market data from peer group companies as a reference point in determining the named executive officers’ pay components and target compensation opportunity (composed of base salary, performance-based annual incentive, performance-based long-term incentive and time-vested RSUs). The Compensation & Human Capital Management Committee may decide that an executive’s compensation opportunity should be higher or lower in relation to peers based on considerations including internal equity, the executive’s level of responsibility, experience, expertise and past performance, as well as retention and succession objectives.
Information from public company proxy statements for peer group companies was used to provide comparative market data in setting 2023 compensation for all named executive officers. Data from the Willis Towers Watson Energy Services Survey was also used in establishing 2023 compensation. The survey data were size-adjusted based on HEI’s and Hawaiian Electric’s revenues for appropriate comparisons.
Peer groups
Compensation peers
Because companies in HEI’s, the Bank’s and Utility’s peer groups and the industries in which they operate continually change, the Compensation & Human Capital Management Committee annually reviews the peer groups used in benchmarking for HEI and subsidiary executive compensation, with analysis and recommendations provided by FW Cook, to ensure that the companies within the peer groups remain appropriate. For 2023 compensation, the Compensation & Human Capital Management Committee determined, with input from FW Cook, that certain changes to the companies in the Utility’s compensation peer groups were appropriate. The selection criteria and resulting 2023 peer groups are set forth below.

Compensation Discussion and Analysis
	HEI 2023 Peer Group (applies to Messrs. Seu, DeGhetto, Murao and Ito)	Utility Subsidiary 2023 Peer Group (applies to Ms. Kimura)	Bank Subsidiary 2023 Peer Group (applies to Ms. Teranishi)
Selection Criteria
•
Publicly traded, US-based electric and multi-utility companies

•
Revenue balanced in a range of approximately 0.4x to 2.5x HEI’s revenue

•
Market cap balanced in a range of approximately 0.4x to 2.5x HEI’s revenue

• Electric and multi-utility companies • Revenue balanced in a range of approximately 0.4x to 2.5x Hawaiian Electric’s revenue • Must be constituents of HEI’s peer group
•
Regional banks and thrifts

•
Revenue balanced in a range of approximately 0.5x to 2x ASB’s revenue

•
Total assets balanced in a range of approximately 0.5x to 2x ASB’s total assets

•
Secondary consideration of 2 of 3 of the following:

◦
Proportion of loan portfolio composed of over 30% single family and less than 85% residential

◦
Located on the west coast or Hawai‘i

◦
Ratio of noninterest income to operating revenue from 10%-40%

Peer Group for 2023 Compensation	ALLETE, Inc.
Alliant Energy Corp.
AVANGRID, Inc.
Avista Corp.
Black Hills Corp.
Evergy, Inc.
IDACORP, Inc.
MDU Resources Group Inc.
NiSource Inc.
Northwestern Corp
OGE Energy Corp.
Pinnacle West Capital Corp.
PNM Resources Inc.
Portland General Electric	ALLETE, Inc.
Alliant Energy Corp.
AVANGRID, Inc.
Avista Corp.
Black Hills Corp.
Evergy, Inc.
IDACORP, Inc.
MDU Resources Group Inc.
NiSource Inc.
Northwestern Corp.
OGE Energy Corp.
Pinnacle West Capital Corp.
PNM Resources Inc.
Portland General Electric	Amalgamated Financial Corp
Bank of Hawai‘i
Byline Bancorp
Berkshire Hills
Central Pacific Financial
Community Bank
CVB Financial
Rist Bancorp
First Busey
First Financial Bank
First Hawaiian Bank
Heritage Financial
Homestreet
Independent Bank
Park National Corp
Republic Bancorp
Sandy Spring Bancorp
Tompkins Financial
TriCo Bancshares
Westamerica Bancorp
Performance peers
In addition to the peer companies used for benchmarking executive compensation, certain of the performance metrics used in the long-term incentive plans (described below under “What we pay and why: Compensation elements and 2023 pay decisions Long-term performance-based incentives”) are based on performance relative to performance peers. For long-term incentive plans beginning before 2023, HEI’s Relative TSR performance is based on HEI’s performance compared to the utilities in the Edison Electric Institute (EEI) Index. The EEI is an association of U.S. shareholder owned electric companies that are representative of comparable investment alternatives to HEI. For the long-term incentive plan beginning in 2023, HEI’s Relative TSR performance is based on HEI’s performance compared to HEI’s compensation peers, as shown in the table above.

Compensation Discussion and Analysis
Additional Policies and Information
Our programs are designed to guard against excessive risk
HEI’s compensation policies and practices are designed to encourage executives to build value for all stakeholders, including shareholders, customers and employees, and to discourage decisions that introduce inappropriate risks.
HEI’s Enterprise Risk Management (ERM) function is principally responsible for identifying and monitoring risk at the HEI holding company and its subsidiaries, and for reporting on high-risk areas to the Board and designated Board committees. As a result, all HEI directors, including those who serve on the Compensation & Human Capital Management Committee, are apprised of risks that management believes could reasonably be expected to have a material adverse effect on HEI.
Risk assessment. On an annual basis, the Compensation & Human Capital Management Committee and its independent compensation consultant review a risk assessment of compensation programs in place at HEI and its subsidiaries for all employees, which is updated annually by the Company’s ERM function. Based on its review of the risk assessment of compensation programs in place in 2023 and consultation with FW Cook, the Compensation & Human Capital Management Committee believes that the Company’s compensation plans do not encourage risk taking that is reasonably likely to have a material adverse effect on the Company.
Risk mitigation features of our programs. Our compensation programs incorporate the following features to promote prudent decision-making and guard against excessive risk:
•
Financial performance objectives for the annual incentive program are linked to Board-approved budget guidelines, and nonfinancial measures (such as customer satisfaction, reliability and safety) are aligned with the interests of all HEI stakeholders.

•
An executive compensation recovery policy for erroneously awarded incentive-based compensation (clawback policy) that requires recoupment of performance-based compensation paid to executive officers in the event of an accounting restatement due to the Company’s material noncompliance with any applicable SEC financial reporting requirement.

•
Annual and long-term incentive awards are capped at maximum performance levels.

•
Financial opportunities under long-term incentives are greater than those under annual incentives, emphasizing the importance of long-term outcomes.

•
Share ownership and retention guidelines, requiring named executive officers to hold significant amounts of HEI stock, promote a shared interest in HEI’s long-term performance.

•
Long-term incentive payouts are 100% equity-based, so executives share in the same upside potential and downside risk as all shareholders.

•
Annual grants of RSUs and long-term incentives vest over a period of three years to encourage sustained performance and executive retention.

•
Performance-based plans use a variety of financial metrics (e.g., net income, ROACE) and nonfinancial performance metrics that correlate with long-term value creation for our stakeholders and are impacted by management decisions.

•
The Compensation & Human Capital Management Committee and Board continuously monitor risks faced by the enterprise, including through management presentations at quarterly meetings and through periodic written reports from management.

Share ownership and retention are required throughout employment with the Company
HEI named executive officers are required to own and retain HEI stock throughout their employment with the Company. Each officer subject to the requirements has until January 1 of the year following the fifth anniversary of the later of (i) an amendment to his or her required level of stock ownership or (ii) first becoming subject to the requirements (Compliance Date) to reach the following ownership levels:
Position	Value of Stock to be Owned
HEI President & CEO	5x base salary
Other named executive officers	2x base salary
None of Messrs. Seu, DeGhetto, Murao and Ito and Mss. Kimura and Teranishi has reached his or her respective compliance date.
Until reaching the applicable stock ownership target, officers subject to the requirements must retain 50% of shares received in payout under the LTIP (net of any shares withheld for taxes) and 50% of shares received through the vesting of RSUs (net of any shares withheld for taxes). The Compensation & Human Capital Management Committee has the authority to approve deviations from these retention and ownership requirements, including hardship exceptions. In consideration of the extreme volatility in the Company’s stock in 2023, the Compensation & Human Capital Management Committee waived the stock ownership requirement with respect to the January 1, 2024 compliance date and waived until further notice the retention requirements that limit sales of the Company’s stock until ownership compliance has been achieved.

Compensation Discussion and Analysis
Hedging and pledging are prohibited
The Company’s Insider Trading Policy, among other prohibitions, prohibits all directors, officers and employees of HEI and its subsidiaries (as well as the spouses, minor children, adult family members sharing the same household and any other person for whom the director, officer or employee exercises substantial control over such person’s securities trading decisions) from holding Company securities in margin accounts or pledging Company securities or engaging (directly or indirectly) in hedging transactions, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Company securities. Hedging transactions include (but are not limited to) collars, equity swaps, exchange funds and prepaid variable forward sale contracts.
Clawback policy applies to incentive-based pay
On October 26, 2022, the SEC adopted final rules implementing the clawback provisions of the Dodd-Frank Act that directed the national stock exchanges to establish listing standards requiring listed companies to develop and implement a policy providing for the recovery of erroneously awarded incentive-based compensation received by current or former executive officers and to satisfy related disclosure obligations. In October 2023, the Company adopted a Policy Regarding the Recovery of Erroneously Awarded Incentive-Based Compensation (Clawback Policy). Under the Clawback Policy, if the Company is required to prepare an accounting restatement (Restatement) due to the Company’s material noncompliance with any financial reporting requirement under the applicable securities laws, the Company will seek to recover from each of the Company’s current or former executive officers Incentive-Based Compensation (as such term is defined in the Clawback Policy), calculated based on the erroneous data, that was received during the three-year period preceding the date the Company is required to prepare the Restatement in excess of what would have been paid to the executive officer under the Restatement. The complete Clawback Policy is filed as Exhibit 97 to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2023.
The Compensation & Human Capital Management Committee considers tax and accounting impacts on compensation
In designing compensation programs, the Compensation & Human Capital Management Committee considers the tax and accounting implications of its decisions, along with other factors described in this Proxy Statement.
Tax matters. Section 162(m) of the Internal Revenue Code generally limits to $1 million, per applicable executive, the annual federal income tax deduction that a publicly held corporation may claim for total taxable compensation payable to certain covered executive officers, including both current and former executives.
In determining compensation for our executive officers, the Compensation & Human Capital Management Committee primarily considers factors that provide incentives for the achievement of business objectives, but also considers the extent to which the compensation is deductible. The Compensation & Human Capital Management Committee recognizes the impact of Section 162(m) and its significance to the Company’s compensation programs but retains the flexibility and discretion to structure compensation appropriately, whether or not deductible.
Another tax consideration factored into the design of the Company’s compensation programs is compliance with the requirements of Section 409A of the Internal Revenue Code, for which noncompliance can result in additional taxes on participants in deferred compensation arrangements.
Accounting matters. In establishing performance goals for equity compensation, the Compensation & Human Capital Management Committee may consider the impact of accounting rules. Accounting rules prescribe the way in which compensation is expensed. For example, under GAAP, compensation is generally expensed when earned. Financial Accounting Standards Board Accounting Standards Codification Topic 718 generally requires that equity compensation awards be accounted for based on their grant-date fair value, which is recognized over the relevant service periods. The Compensation & Human Capital Management Committee also has discretion in determining the level of achievement for the award and may determine that there should not be any incentive payout that would result solely from the adoption of a new accounting principle that affects a financial measure.

Compensation Discussion and Analysis
What We Pay and Why: Compensation Elements and 2023 Pay Decisions
Each element of compensation supports important objectives
The total compensation program for named executive officers is made up of the five standard components summarized below. Each component fulfills important objectives that reflect our focus on pay for performance, competitive programs to attract and retain talented executives and aligning executive decisions with the interests of the Company and our shareholders. These elements are described in further detail in the pages that follow.
Compensation Element	Summary	Objectives
Base Salary	Fixed level of cash compensation set in reference to peer group median (may vary based on performance, experience, responsibilities, expertise and other factors).	Attract and retain talented executives by providing competitive fixed cash compensation.
Annual Performance-Based Incentives	Variable cash award based on achievement of pre-set performance goals for the year. Award opportunity is determined as a percentage of base salary. Performance below threshold levels yields no incentive payment.	Drive achievement of key business results linked to short-term and long-term strategy and reward executives for their contributions to such results. Balance compensation cost and return by paying awards based on performance.
Long-Term Performance-Based Incentives	Variable equity award based on meeting pre-set performance objectives over a 3-year period. Award opportunity is determined as a percentage of base salary. Performance below threshold levels yields no incentive payment.	Motivate executives and align their interests with those of shareholders by promoting long-term value growth and by paying awards in the form of equity. Balance compensation cost and return by paying awards based on performance.
Annual RSU Grant	Annual equity grants in the form of RSUs that vest in equal installments over 3 years (beginning with grants made in 2021). Amount of grant is determined as a percentage of base salary.	Promote alignment of executive and shareholder interests by ensuring executives have significant ownership of HEI stock. Retain talented leaders through multi-year vesting.
Benefits	Includes defined benefit pension plans and defined contribution plan (for HEI/Utility employees) and defined contribution plan (for Bank employees); deferred compensation plans; double-trigger change-in-control agreements; minimal perquisites; and an executive death benefit plan (frozen since 2009).	Enhance total compensation with meaningful and competitive benefits that promote retention and peace of mind and contribute to financial security. Double-trigger change-in-control agreements encourage focused attention of executives during major corporate transitions.
Changes to compensation elements in 2023
On an annual basis, the Compensation & Human Capital Management Committee reviews and recommends each named executive officer’s target compensation opportunity, which is composed of base salary, target annual cash and target long-term equity opportunities. Target annual cash and target long-term equity opportunities are established as a percentage of the named executive officer’s base salary. The Compensation & Human Capital Management Committee made the changes to compensation for 2023 shown in the table below.
	Base Salary1 ($)		Performance-based Annual Incentive (Target Opportunity2 as % of Base Salary)		Performance-based Long-term Incentive (Target Opportunity2 as % of Base Salary)		RSUs (Value as % of Base Salary)
Name	2022	2023	2022	2023	2022-24	2023-25	2022	2023
Scott W. H. Seu	875,000	958,333	100	same	140	158	60	67
Scott T. DeGhetto3	—	150,000	—	—	—	—	—	—
Kurt K. Murao	428,667	475,167	60	same	60	same	45	same
Shelee M. T. Kimura	450,000	575,000	75	same	90	same	854	60
Ann C. Teranishi	605,000	726,000	70	75	65	same	30	35
Paul K. Ito	313,425	475,000	45	70	45	80	30	1005
1
Base salary increases for 2022 for Messrs. Murao and Ito became effective March 1, 2022. Base salary increases for 2023 for Messrs. Seu, and Murao and Ms. Kimura became effective March 1, 2023. Base salaries that became effective March 1, 2022 and 2023 are prorated amounts to include two months of 2021 and 2022 base salary, respectively, and ten months of 2022 and 2023 base salary, respectively. Mr. Seu’s 2022 base salary increase became effective upon the effective time of

Compensation Discussion and Analysis
his appointment as President and Chief Executive Officer of HEI on January 1, 2022. Ms. Kimura’s 2022 base salary increase became effective upon the effective time of her promotion to President and Chief Executive Officer of Hawaiian Electric on January 1, 2022. Mr. DeGhetto’s 2023 annualized base salary was $600,000 upon the effective time of his appointment as Executive Vice President, Chief Financial Officer and Treasurer of HEI on October 1, 2023. Mr. Ito’s 2023 base salary increase became effective upon the effective time of his appointment as Executive Vice President, Chief Financial Officer and Treasurer of HEI on January 1, 2023.
2
The threshold and maximum opportunities are 0.5 times target and 2 times target, respectively.

3
Mr. DeGhetto was appointed as Executive Vice President, CFO and Treasurer of HEI effective October 1, 2023, and did not participate in the 2023 incentive.

4
Includes special grant of 25% of base salary in 2022 in connection with Ms. Kimura’s promotion to President and CEO of Hawaiian Electric.

5
Includes special grant of 50% of base salary in 2023 in connection with Mr. Ito’s promotion to Executive Vice President, Chief Financial Officer and Treasurer of HEI.

Base salary
Base salaries for our named executive officers are reviewed and determined annually. In establishing base salaries for the year, the Compensation & Human Capital Management Committee considers competitive market data, internal equity and each executive’s level of responsibility, experience, expertise and performance, as well as retention and succession considerations. The Compensation & Human Capital Management Committee considers the competitive median as a reference point in setting base salaries, but may determine that the foregoing factors justify a higher or lower salary. Changes to the 2023 base salaries for the named executive officers are shown in the table above under the heading “Changes to compensation elements in 2023.”
For 2023, the Compensation & Human Capital Management Committee recommended, and the Board of HEI, Hawaiian Electric or ASB ratified or approved, as applicable, that each of Mss. Kimura and Teranishi and Messrs. Ito, Murao and Seu would receive the base salary increases shown in the table above. The increase to Mr. Ito’s base salary was made in connection with his promotion to Executive Vice President, CFO and Treasurer of HEI in January 2023 and later transition to Senior Vice President, CFO and Treasurer of the Utility in October 2023. Each of the other base salary increases was made in connection with a promotion (Ms. Kimura became President and CEO of the Utility in 2022, Ms. Teranishi became President and CEO of the Bank in 2021, Mr. Seu became President and CEO of HEI in 2022 and Mr. Murao became Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary of HEI in 2020) and as part of a plan to incrementally increase the respective executive officer’s base salary over time to an amount closer to the peer median.
Annual incentive opportunities
HEI named executive officers and other executives are eligible to earn an annual cash incentive award under HEI’s Executive Incentive Compensation Plan (EICP) based on the achievement of performance goals for the year. Each year, the Compensation & Human Capital Management Committee determines the target annual incentive opportunity, performance metrics and the applicable goals for each executive.
Although the Company’s named executive officers were eligible for 2023 annual incentive payments, in recognition of the extraordinary challenges being experienced by the Utility’s Maui customers and the entire Maui community following the Maui windstorm and wildfires, as well as the Company’s financial challenges, the Compensation & Human Capital Management Committee and the Company’s named executive officers jointly determined, and the Board of HEI and Hawaiian Electric approved and ratified, respectively, that no 2023 annual incentive payments would be made to the Company’s named executive officers.
2023 target annual incentive opportunity
The target annual incentive opportunity is determined as a percentage of base salary, with the threshold and maximum opportunities equal to 0.5 times and 2 times the target opportunity, respectively. In establishing the target percentage for each executive, the Compensation & Human Capital Management Committee takes into account the mix of pay elements, competitive market data, internal equity, prior performance and other factors described above under “Base salary.”
For the 2023 target annual incentive opportunities, in consideration of its review of the market data for each position and the retention and incentive value of the overall annual incentive program, as well as changes in roles and responsibilities of the individual executives, the Compensation & Human Capital Management Committee recommended, and the Board of HEI, Hawaiian Electric or ASB ratified or approved, as applicable, changes to the 2023 target annual incentive opportunities for the named executive officers shown in the table above under the heading “Changes to compensation elements in 2023.” The increase to Mr. Ito’s annual incentive opportunity was made in connection with his promotion to Executive Vice President, CFO and Treasurer of HEI in January 2023 and later transition to Senior Vice President, CFO and Treasurer of the Utility in October 2023, and the increase to Ms. Teranishi’s target annual incentive opportunity was made in connection with her promotion to President and CEO of the Bank in 2021 and as part of a plan to incrementally increase her annual incentive opportunity over time to an amount closer to the peer median.
2023 performance metrics, goals, results & payouts
The performance metrics for annual incentives are chosen because they directly align with the Company’s strategic priorities and correlate with creating long-term shareholder value. The 2023 performance metrics for Messrs. Seu and Murao related to the holding company and its subsidiaries, while the metrics for Ms. Kimura related to the Utility and the metrics for Ms. Teranishi related to the Bank. Mr. Ito’s metrics and goals were tied to his time working for each of HEI and the Utility during 2023; using the metrics and targets for HEI executives for the period from January through September 2023 and the metrics and goals for Utility executives for the period from October through December 2023. The rationale for each metric is shown in the table below.
In addition to selecting performance metrics, the Compensation & Human Capital Management Committee determines the level of performance required to attain the threshold, target and maximum goal for each metric. The level of difficulty of the goals reflects the Compensation &

Compensation Discussion and Analysis
Human Capital Management Committee’s belief that incentive pay should be motivational — that is, the goals should be challenging but achievable — and that such pay should be balanced with reinvestment in the Company and return to shareholders. Consistent with this approach, the Compensation & Human Capital Management Committee believes the threshold should represent solid performance with positive financial/operating results, target should denote challenging but achievable goals and maximum should signify exceptional performance.
The target level for financial goals, such as net income and return on assets (ROA), is generally set at the level of the Board approved budget, which represents the level of performance the Company seeks to achieve for the year. In setting the threshold and maximum levels, the Compensation & Human Capital Management Committee considers whether the risks to accomplishing the budget weigh more heavily toward the downside and how challenging it would be to achieve incremental improvements over the target level.
The table below identifies the 2023 annual incentive metrics, the objective each measure serves, the level of achievement required to attain the threshold, target and maximum levels for each metric, the results for 2023 and the percentage of target achieved. Differences in the metrics and weightings applied for each of the named executive officers leads to differing totals achieved as a percentage of target opportunity.
2023 Annual Incentive Performance Metrics & Why We Use Them	Weighting	Goals			Results	Total Achieved as a % of Target Opportunity
		Threshold	Target	Maximum
Seu, Murao and Ito*
HEI Consolidated Net Income focuses on fundamental earnings, which correlates to shareholder value	60%	$226.42M	$251.6M	$269.2M	$199.2M
Utility Operations1 supports effective utility operations for all stakeholders	25%	See note 1 below	See note 1 below	See note 1 below	See note 1 below	30%
ASB Return on Assets (ROA)2 measures how efficiently the Bank deploys its assets by comparing return to total assets	15%	0.88%	0.98%	1.08%	0.55%
Kimura and Ito*
Utility Consolidated Net Income focuses on fundamental earnings, which correlates to shareholder value	50%	$188.6M	$198.5M	$208.4M	$194.0M
Utility Consolidated Safety: Recordable Incidents (basis for Total Cases Incident Rate (TCIR))3 rewards improvements in workplace safety, promoting employee well-being and reducing expense	7.5%	3-year historical average	5% improvement over 3-year historical average	10% improvement over 3-year historical average	11% improvement over 3-year historical average
Utility Consolidated Safety: Lost Workdays (basis for Severity Rate)3 rewards improvements in workplace safety, promoting employee well-being and reducing expense	7.5%	3-year average	5% improvement over 3-year average	10% improvement over 3-year average	48% improvement over 3-year average
Utility Consolidated Customer Satisfaction4 focuses on improving the customer experience through all points of contact with the Utility	10%	Quarterly Consolidated score of 74	Quarterly Consolidated score of 77	Quarterly Consolidated score of 80	Quarterly Consolidated score of 77
Utility Consolidated Reliability: System Average Interruption Duration Index (SAIDI)5 promotes system reliability for customers	10%	127 minutes and Reliability SAIDI PIM penalty $340,000 or less	112 minutes and no Reliability SAIDI PIM penalty	96 minutes and no Reliability SAIDI PIM penalty	156 minutes and Reliability SAIDI PIM penalty $3.1M
Utility Consolidated Human Capital Management (HCM): Employee Engagement6 promotes employee performance and commitment through engagement initiatives	5%	One-point increase from 2022 survey result for employee engagement score	Two-point increase from 2022 survey result for employee engagement score	Three-point increase from 2022 survey result for employee engagement score	One-point decrease from 2022 survey result for employee engagement score	99%
Utility Consolidated Human Capital Management (HCM): Diversity, Equity & Inclusion (DEI)6 promotes awareness and removal of barriers to equity and inclusion in the workplace	5%	Establishment of 1 Employee Resource Group (ERG) with 25+ participants with executive sponsor: at least 1 activity/quarter from establishment date	Establishment of 2 ERG with 25+ participants with executive sponsor: at least 1 activity/ quarter from establishment date	Establishment of 3 ERG with 25+ participants with executive sponsor: at least 1 activity/ quarter from establishment date	Establishment of 3 ERG with 25+ participants with executive sponsor: at least 1 activity/ quarter from establishment date
Utility Decarbonization: Expand Renewable Energy7 promotes the decarbonization of Hawai‘i through expanding renewable energy generation	5%	Achieve key 2023 milestones for one of three Stage 3 RFPs and approve 40 MWs of incremental DER applications	Achieve key 2023 milestones for two of three Stage 3 RFPs and approve 58 MWs of incremental DER applications	Achieve key 2023 milestones in all three Stage 3 RFPs and approve 68 MWs of incremental DER applications	Achieve key 2023 milestones in all three Stage 3 RFPs and approve 73 MWs of incremental DER applications
Teranishi
ASB ROA2	40%	0.88%	0.98%	1.08%	0.55%	0%
ASB Net Income focuses on fundamental earnings, which correlates to shareholder value	60%	$85M	$92M	$99M	$53.4M

Compensation Discussion and Analysis
*
Mr. Ito’s metrics and goals were tied to his time working for each of HEI and the Utility during 2023; using the metrics and targets for HEI for the period from January through September 2023 and the metrics and goals for the Utility for the period from October through December 2023.

1
Utility Operations is a composite of seven utility operational goals weighted in the same proportion for which they are weighted for Utility executives. Utility Operations includes the seven operational goals that applied to Ms. Kimura in 2023 (Utility Consolidated Safety: Recordable Incidents and Lost Workdays, Utility Consolidated Customer Satisfaction, Utility Consolidated Reliability: SAIDI, Utility Consolidated HCM: Employee Engagement and DEI, Utility Decarbonization: Expand Renewable Energy). For Messrs. Seu, Murao and Ito, the weightings of the components of Utility Operations were as follows: Utility Consolidated Safety: Recordable Incidents and Lost Workdays — each 3.75%, Utility Consolidated Customer Satisfaction — 5.00%, Utility Consolidated Reliability: SAIDI — 5.00%, Utility Consolidated HCM: Employee Engagement and DEI — each 2.50%, and Utility Decarbonization: Expand Renewable Energy — 2.50%.

2
ASB ROA is ASB’s Net Income divided by its average total assets for the period. Average total assets is calculated by averaging the total assets for each day in the period.

3
Utility Consolidated Safety: Recordable Incidents (basis for TCIR) is a standard measure of employee safety. TCIR equals the number of Occupational Safety and Health Administration (OSHA) recordable cases as of 12/31/23 x 200,000 productive hours, divided by productive hours for the year. Lower TCIR scores reflect better safety performance.

Utility Consolidated Safety: Lost Workdays (basis for Severity Rate) is a measure of the significance of the safety incidents a company experienced based on the number of lost workdays incurred. Lost workdays occur when an occupational injury or illness prevents an employee from working a full, assigned work shift. Severity rate is calculated by taking the number of days away from work due to a workplace injury (maximum of 180 days) multiplied by 200,000 and divided by the number of hours worked by all employees.
For 2023, OSHA included COVID-19 close contacts in its count of recordable cases. However, the Company established and administered the 2023 TCIR and lost workdays metrics without regard to such COVID-19 close contacts. Accordingly, the TCIR and lost workdays metrics and achievement levels for 2023 reflect targets and performance that were determined without such contacts taken into account.
4
Utility Consolidated Customer Satisfaction is based on quarterly results of customer surveys conducted by an outside vendor.

5
Utility Consolidated Reliability: SAIDI is measured by the average outage duration for each customer served, exclusive of catastrophic events and outages caused by independent power producers over whose plant maintenance and reliability the Utility has limited real-time control.

The consolidated annual SAIDI goal is calculated using the same methodology as the Performance Incentive Mechanism (PIM) approved by the PUC for each company and consolidated for incentive program purposes.
6
Utility Consolidated HCM measures advancement in two areas: (i) employee engagement is based on the results of the annual employee engagement survey, and (ii) DEI is based on development and implementation of the DEI strategy and roadmap.

7
Utility Decarbonization: Expand Renewable Energy measures the amount of timely renewable energy procurement and timely approvals of Distributed Energy Resource applications.

The following table shows how Total Achieved as a Percentage of Target Opportunity from the table above is converted into a dollar value for each named executive officer. The payout amounts are also shown in the “Nonequity Incentive Plan Compensation” column of the “2023 Summary Compensation Table” in the “Executive Compensation Tables” section below. The range of possible annual incentive payouts for 2023 is shown in the “2023 Grants of Plan-Based Awards” table in the “Executive Compensation Tables” section below.
Name1	Target Opportunity (% of base salary)		Base Salary ($)		Target Opportunity ($)		Total Achieved as a % of Target Opportunity (%)2		2023 Actual Annual Incentive Payout ($)2
Scott W. H. Seu	100	×	958,333	=	958,333	×	—	=	—
Kurt K. Murao	60	×	475,167	=	285,100	×	—	=	—
Shelee M. T. Kimura	75	×	575,000	=	431,250	×	—	=	—
Ann C. Teranishi	75	×	726,000	=	544,500	×	—	=	—
Paul K. Ito	70	×	475,000	=	332,500	×	—	=	—
1
Mr. DeGhetto was appointed as Executive Vice President, CFO and Treasurer of HEI effective October 1, 2023, and did not participate in the 2023 annual incentive.

2
Although the Company’s named executive officers were eligible for 2023 annual incentive payments, in recognition of the extraordinary challenges being experienced by the Utility’s Maui customers and the entire Maui community following the Maui windstorm and wildfires, as well as the Company’s financial challenges, the Compensation & Human Capital Management Committee and the Company’s named executive officers jointly determined, and the Board of HEI and Hawaiian Electric approved and ratified, respectively, that no 2023 annual incentive payments would be made to the Company’s named executive officers.

Long-term incentives
Long-term incentives include performance-based opportunities under HEI’s LTIP, which are based on achievement of performance goals over rolling three-year periods, and time-based RSUs, which vest over a three-year period. The performance-based LTIP represents the majority of each named executive officer’s total long-term incentive opportunity. These incentives are designed to directly align executive interests with those of shareholders by rewarding executives for creating long-term value.
Long-term performance-based incentives
The three-year performance periods for long-term performance-based incentives foster a long-term perspective and provide balance with the shorter-term focus of the annual incentive program. In addition, the overlapping three-year performance periods encourage sustained high levels of performance because, at any one time, three separate potential awards are at risk.
Similar to the annual incentives, in developing long-term incentives, the Compensation & Human Capital Management Committee determines the target incentive opportunity for each named executive officer and performance metrics and goals for the three-year period.

Compensation Discussion and Analysis
2023-25 target long-term incentive opportunity
As with the annual incentives, the target long-term incentive opportunity is established as a percentage of base salary, with the threshold and maximum opportunities equal to 0.5 times and 2 times the target opportunity, respectively. In establishing the target percentage for each executive, the Compensation & Human Capital Management Committee considers the mix of pay elements, competitive market data, internal equity, performance and the other factors described above under “Base salary.” Changes to the 2023-25 LTIP target opportunity are shown in the table above under the heading “Changes to compensation elements in 2023.”
For the 2023-25 LTIP, in consideration of its review of the market data for each position and the retention and incentive value of the overall long-term incentive program, the Compensation & Human Capital Management Committee recommended, and the Board of HEI, Hawaiian Electric or ASB ratified or approved, as applicable, that each of Messrs. Seu and Ito would receive the long-term incentive opportunity increases shown in the table above. The increases to the long-term incentive opportunities for Messrs. Seu and Ito were made in connection with promotions and as part of plans to incrementally increase the respective executive officer’s long-term incentive opportunity over time to amounts closer to the peer median.
2023-25 performance metrics and goals
The performance metrics for long-term incentives are chosen for their relationship to the creation of long-term value for shareholders.
In addition to selecting performance metrics, the Compensation & Human Capital Management Committee determines the level of achievement required to attain threshold, target and maximum performance for each metric. The same principles that the Compensation & Human Capital Management Committee applies to annual incentive goals apply to long-term incentive goals. As such, the level of difficulty of the goals reflects the Compensation & Human Capital Management Committee’s belief that incentive pay should be motivational — that is, the goals should be challenging but achievable — and that such pay should be balanced with reinvestment in the Company and return to shareholders. Consistent with this approach, the Compensation & Human Capital Management Committee believes threshold should represent solid performance with positive financial/operating results, target should denote challenging but achievable goals and maximum should signify exceptional performance.
The target level for financial goals, such as the total shareholder return relative to the HEI Compensation Peers, cumulative earnings per share (EPS) and return on average common equity (ROACE), relate to the levels the Company seeks to achieve over the performance period. In setting the threshold and maximum levels, the Compensation & Human Capital Management Committee considers whether the risks to accomplishing those levels weigh more heavily toward the downside and how challenging it would be to achieve incremental improvements over the target result. For the 2023-25 period, the Compensation & Human Capital Management Committee chose the metrics and weightings in the following table to encourage long-term achievement of earnings and growth in shareholder value.
2023-25 Long-Term Incentive Performance Metrics & Why We Use Them	Weighting
Seu, Murao and Ito
HEI 3-year Cumulative EPS1 promotes shareholder value by focusing on EPS over a three-year period.	30%
HEI 3-year Average ROACE2 promotes profitability based on net income returned as a % of average common equity.	30%
Utility Carbon Emissions (CO2e) Reduction3 promotes reduction of carbon dioxide equivalent emissions from power generation.	20%
HEI Relative TSR4 compares the value created for HEI shareholders to that created by the HEI Compensation Peers.	20%
Kimura
Utility 3-year Average Annual Net Income Growth5 promotes shareholder value by focusing on net income growth based on the years included in the plan.	30%
Utility 3-year Average ROACE6 promotes efficient use of capital in generating profitability and is based on net income returned as a % of average common equity.	30%
Utility Carbon Emissions (CO2e) Reduction3 promotes reduction of carbon dioxide equivalent emissions from power generation.	20%
HEI Relative TSR4 compares the value created for HEI shareholders to that created by the HEI Compensation Peers.	20%
Teranishi
ASB 3-year Average Return on Equity7 promotes profitability based on net income returned as a % of average common equity.	40%
ASB Efficiency Ratio8 promotes expense control.	40%
HEI Relative TSR4 compares the value created for HEI shareholders to that created by the HEI Compensation Peers.	20%
1
HEI 3-year Cumulative EPS is calculated by taking the sum of each full calendar year’s (2023, 2024 and 2025) basic EPS.

2
HEI 3-year Average ROACE is calculated as the simple average of HEI ROACE calculated on an annual basis (2023, 2024 and 2025), with net income subject to any adjustments the Compensation & Human Capital Management Committee may approve pursuant to the terms of the plan.

3
Utility CO2e Reduction measures the reduction of CO2 equivalent emissions from power generation compared against 2005 levels.

Compensation Discussion and Analysis
4
HEI Relative TSR compares HEI’s TSR to that of the HEI Compensation Peers (see above). For LTIP purposes, TSR is the sum of the growth in price per share of HEI Common Stock as measured at the beginning of the performance period to the end, calculated using the average closing share price for the trading days in December at the end of the performance period, plus dividends paid during the period, assuming reinvestment, divided by the average closing share price for the trading days in January at the beginning of the performance period.

5
Utility 3-year Average Annual Net Income Growth is calculated by taking the sum of each full calendar year’s (2023, 2024 and 2025, respectively) net income percentage growth over the net income of the prior year and dividing that sum by three.

6
Utility 3-year Average ROACE is calculated by taking the sum of Hawaiian Electric’s consolidated ROACE for each year during the period and dividing that sum by three. Consolidated ROACE is calculated by taking each year’s GAAP consolidated net income (as adjusted for any permitted adjustments) divided by average common equity, which is calculated by taking the sum of beginning of year common equity plus end of year common equity and dividing the sum by two.

7
ASB 3-year Average ROE is calculated as the simple average of ASB ROE calculated on an annual basis (2023, 2024 and 2025), with net income subject to any adjustments the Compensation & Human Capital Management Committee may approve pursuant to the terms of the plan. ASB ROE is calculated as net income divided by average common equity.

8
ASB Efficiency Ratio is equal to the simple average of ASB’s 2023, 2024 and 2025 efficiency ratios subject to any adjustments the Compensation & Human Capital Management Committee may approve pursuant to the terms of the plan.

The Company believes that customers, employees and shareholders should all benefit when the above goals are met and achievement of these goals should make HEI, the Utility and the Bank stronger, enabling HEI to raise capital at favorable rates for reinvestment in the operating companies and supporting dividends over time to shareholders. From a historical perspective, long-term incentive payouts are not easy to achieve, nor are they guaranteed. HEI and its Utility and Bank subsidiaries face significant external challenges in the 2023-25 period. Strong leadership on the part of the named executive officers will be needed to achieve the long-term objectives required for them to earn the incentive payouts.
2021-23 Long-Term Incentive Plan
The Board and Compensation & Human Capital Management Committee established the 2021-23 long-term incentive opportunities, performance metrics and goals in February 2021. Those decisions were described in the 2022 HEI Proxy Statement and are summarized again below to provide context for the results and payouts for the 2021-23 period.
2021-23 target long-term incentive opportunity
In February 2021, the Compensation & Human Capital Management Committee established the following 2021-23 target incentive opportunities as a percentage of named executive officer base salary.
Name1	2021-23 Target Opportunity (as % of Base Salary)2	2021-23 Target Opportunity (in shares)
Scott W. H. Seu	98%	14,613
Kurt K. Murao	76%	8,991
Shelee M. T. Kimura	61%	5,242
Ann C. Teranishi	72%	8,519
Paul K. Ito	68%	6,015
1
Mr. DeGhetto was appointed as Executive Vice President, CFO and Treasurer of HEI effective October 1, 2023, and did not receive compensation under the 2021-23 LTIP.

2
Ms. Teranishi’s 2021-23 target opportunity (as % of Base Salary) is based upon her 2021 LTIP rate which included a one-time bonus increase in connection with her promotion to President and CEO of the Bank effective May 7, 2021.

2021-23 performance metrics, goals, results & payouts
The Compensation & Human Capital Management Committee established the 2021-23 performance metrics and goals below in February 2021. The Compensation & Human Capital Management Committee selected the metrics for their correlation with sustained growth and shareholder value and alignment with the multi-year strategic plans of HEI and its Utility and Bank subsidiaries. The table below identifies the 2021-23 LTIP metrics, the objective each metric serves, the level of achievement required to attain the threshold, target and maximum levels for each metric, the results for 2021-23 and the corresponding payout as a percentage of target.

Compensation Discussion and Analysis
The results shown below incorporate the Compensation & Human Capital Management Committee’s decision, pursuant to the terms of the plans, to exclude the impact of the unusual events that affected HEI and ASB during the 2021-23 period. These adjustments are described below under “Non-GAAP Net Income Metrics — 2021-23 LTIP.”
2021-23 Long-Term Incentive Performance Metrics & Why We Use Them	Weighting	Goals			Result	Total Achieved as a % of Target Opportunity
		Threshold	Target	Maximum
Murao and Ito*
HEI Average Annual EPS Growth1 promotes shareholder value by focusing on EPS growth based on the last two years of the plan.	30%	4.0%	6.0%	8.0%	-6.8%
HEI ROACE2 measures profitability based on net income returned as a % of average common equity based on the average of the last two years of the plan.	30%	8.5%	9.0%	9.5%	9.3%	60%
Utility Renewable Portfolio Standards3 measures the Utility’s progress towards meeting the State of Hawai‘i’s RPS targets for increased production of energy from renewable sources.	20%	40.0%	45.0%	50.0%	41.2%
HEI Relative TSR4 compares the value created for HEI shareholders to that created by other investor-owned electric companies (EEI Index).	20%	30th percentile	50th percentile	70th percentile	0 percentile
Seu** and Kimura
Utility Average Annual EPS Growth5 promotes shareholder value by focusing on EPS growth based on the last two years of the plan.	30%	4.0%	5.0%	6.0%	4.2%
Utility ROACE as a % of Allowed Return6 measures the performance of the Utility and its subsidiaries in attaining the level of ROACE they are permitted to earn by their regulator based on the average of the last two years of the plan. The focus on ROACE encourages improved return compared to the cost of capital.	30%	84%	86%	88%	86%	60%
Utility Renewable Portfolio Standards3 measures the Utility’s progress towards meeting the State of Hawai‘i’s RPS targets for increased production of energy from renewable sources.	20%	40.0%	45.0%	50.0%	41.2%
HEI Relative TSR4 compares the value created for HEI shareholders to that created by other investor-owned electric companies (EEI Index).	20%	30th percentile	50th percentile	70th percentile	0 percentile
Teranishi
ASB Return on Equity7 measures profitability based on net income returned as a % of average common equity based on the average of the last two years of the plan.	40%	7.60%	8.50%	9.60%	11.69%
ASB Strategic Plan Initiatives: % of Self Service Deposits (Consumer)8 measures the deposit transaction volumes through three distinct channels: branches, ATMs and mobile devices.	20%	47%	53%	59%	60%	155%
ASB Strategic Plan Initiatives: Net Promoter Score9 measures how likely customers are to promote ASB’s brand, product or company to their peers.	20%	55%	67%	75%	73%
HEI Relative TSR4 compares the value created for HEI shareholders to that created by other investor-owned electric companies (EEI Index).	20%	30th percentile	50th percentile	70th percentile	0 percentile
*
Because Mr. Ito was VP — Tax, Controller and Treasurer of HEI at the time the 2021-23 LTIP was established, his 2021-23 LTIP compensation is based on HEI’s performance metrics.

**
Because Mr. Seu was President and CEO of the Utility at the time the 2021-23 LTIP was established, his 2021-23 LTIP compensation is based on the Utility’s performance metrics.

1
HEI Average Annual EPS Growth is calculated by taking the sum of each full calendar year’s (2022 and 2023, respectively) EPS percentage growth over the EPS of the prior year and dividing that sum by two. Non-GAAP Adjusted Net Income, upon which EPS used for LTIP purposes is calculated, differs from what is reported under GAAP because it excludes the impact of the unusual events in 2021 through 2023 described below under “Non-GAAP Net Income Metrics — 2021-23 LTIP.” For a reconciliation of the GAAP and non-GAAP results, see “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments” attached as Exhibit A.

Compensation Discussion and Analysis
2
HEI ROACE is calculated as the simple average of HEI ROACE calculated on an annual basis (2022 and 2023), with net income adjusted for exclusions approved by the Compensation & Human Capital Management Committee pursuant to the terms of the plan. Non-GAAP Adjusted Net Income used in the calculation of ROACE differs from what is reported under GAAP because it excludes the impact of the unusual events in 2022 through 2023 described below under “Non-GAAP Net Income Metrics — 2021-23 LTIP.” For a reconciliation of the GAAP and non-GAAP results, see “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments” attached as Exhibit A.

3
Utility Renewable Portfolio Standards measures the Utility’s percentage of electric energy sales that is represented by renewable electrical energy created to diversify its energy resource mix. The State of Hawai‘i’s RPS targets are 30% by 2020, 40% by 2030, 70% by 2040 and 100% by 2045.

4
HEI Relative TSR compares HEI’s TSR to that of the companies in the EEI Index. For LTIP purposes, TSR is the sum of the growth in price per share of HEI Common Stock as measured at the beginning of the performance period to the end, calculated using the share price on the last trading day of December at the end of the performance period, plus dividends paid during the period, assuming reinvestment, divided by the share price on the last trading day of December immediately prior to the beginning of the performance period.

5
Utility Average Annual EPS Growth is calculated by taking the sum of each full calendar year’s (2022 and 2023, respectively) EPS percentage growth over the EPS of the prior year and dividing that sum by two. For purposes of this goal, Utility EPS is calculated using Utility net income divided by weighted average HEI common stock outstanding.

6
Utility ROACE as a Percentage of Allowed Return is the Utility’s consolidated average ROACE based on the last two years of the performance period compared to the weighted average of the allowed ROACE for Hawaiian Electric and its subsidiaries as determined by the Hawai‘i Public Utilities Commission for the same period.

7
ASB ROE is calculated as the simple average of ASB ROE calculated on an annual basis (2022 and 2023), with net income adjusted for exclusions approved by the Compensation & Human Capital Management Committee pursuant to the terms of the plan. ASB ROE is calculated as net income divided by average common equity. Non-GAAP Adjusted Net Income differs from what is reported under GAAP because it excludes the impact of the unusual events in 2022 and 2023 described below under “Non-GAAP Net Income Metrics — 2021-23 LTIP.” For a reconciliation of the GAAP and non-GAAP results, see “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments” attached as Exhibit A.

8
ASB Strategic Plan Initiatives: % of Self Service Deposits (Consumer) is calculated on an annual basis reflecting the percentage of the total deposit transaction volumes through three distinct channels: branches, ATMs and mobile devices.

9
ASB Strategic Plan Initiatives: Net Promoter Score measures how likely customers are to promote ASB’s brand, product or company to their peers. The survey identifies customers with whom ASB recently conducted a transaction through one of three channels: branch, online and calls to the call center. Surveys are conducted via email and responses are compiled by a market survey company.

The following table shows how Total Achieved as a Percentage of Target Opportunity from the table above is converted into the number of shares earned (plus dividend equivalents on earned shares) for each named executive officer. The payout amounts are also shown in the “2023 Option Exercises and Stock Vested” table.
					2021-23 Incentive Payout2
Name1	Target Opportunity (in shares)		Total Achieved as a % of Target Opportunity (%)		(shares)	(dividend equivalents paid as a share number)
Scott W. H. Seu	14,613	×	60	=	8,826	1,068
Kurt K. Murao	8,991	×	60	=	5,431	657
Shelee M. T. Kimura	5,242	×	60	=	3,167	383
Ann C. Teranishi	8,519	×	155	=	13,206	1,503
Paul K. Ito	6,015	×	60	=	3,631	439
1
Mr. DeGhetto was appointed as Executive Vice President, CFO and Treasurer of HEI effective October 1, 2023, and did not participate in the 2021-23 LTIP.

2
Figures may not calculate to the number of shares shown in 2021-23 Incentive Payout column due to rounding of the Total Achieved as a Percentage of Target Opportunity, which was rounded for ease of presentation.

Non-GAAP Net Income Metrics — 2021-23 LTIP
HEI consolidated net income and ASB net income performance for purposes of the 2021-23 LTIP were calculated on a non-GAAP basis, consistent with prior years. Pursuant to the LTIP, the Compensation & Human Capital Management Committee may exclude items from the calculation of net income to the extent they arose from extraordinary or nonrecurring events or from changes in applicable accounting rules or practices.
HEI. In determining HEI consolidated net income for 2021, 2022 and 2023 for purposes of calculating HEI average annual EPS growth and HEI consolidated net income for 2022 and 2023 for purposes of calculating HEI consolidated ROACE under the 2021-23 LTIP, the Compensation & Human Capital Management Committee determined that certain items recorded during the performance period should be excluded from the calculation because such adjustments equitably compensate for extraordinary events that were unrelated to management’s actions regarding ongoing business operations and were not contemplated at the time the performance goals were established, and that excluding those items was consistent with the original intent and objectives of the award. Specifically, the Compensation & Human Capital Management Committee determined it to be appropriate to exclude the items of expense/(gain) set forth in the table below (and explained further in the accompanying footnotes). For 2023, a portion of the gain on pension defeasement was excluded.

Compensation Discussion and Analysis
See pages 43-45 of HEI’s 2023 Proxy statement and pages 41-43 of HEI’s 2022 Proxy Statement for a more detailed discussion of the respective 2022 and 2021 adjustments. See the ASB and Hawaiian Electric sections below for additional discussion and for all other items impacting HEI consolidated net income. See also “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments,” attached as Exhibit A.
Years ended December 31	2023	2022	2021
($ in millions, except per share amounts)
HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$199.2	$241.1	$246.2
Excluding special items (after-tax) for LTIP purposes:
Allowance (reversal of allowance) for credit losses related to the pandemic1, 2	—	(9.6)	(16.8)
Executive officer settlement1, 3	—	—	1.4
State Unemployment Tax assessment1, 4	—	—	(0.9)
Branch lease termination costs (gain on sale of branches)1	—	(0.1)	—
Pension defeasement1, 5	0.1	0.1	—
Gain on sale of an investment by Pacific Current6	—	(6.2)	—
Non-GAAP (adjusted) net income for 2021-23 LTIP purposes	$199.3	$225.4	$229.9
HEI CONSOLIDATED BASIC EARNINGS PER SHARE
Based on GAAP	$1.82	$2.20	$2.25
Based on non-GAAP (adjusted) for 2021-23 LTIP purposes	1.82	2.06	2.10
HEI CONSOLIDATED Return on Average Common Equity (%)
Based on GAAP	8.8	10.5
Based on non-GAAP (adjusted) for 2021-23 LTIP purposes	8.8	9.8
Note: Columns may not foot due to rounding
1
ASB expense (gain).

2
In 2021 and 2022, there were extraordinary negative provisions for credit losses primarily due to favorable credit trends and continued improvement in the economic environment relative to 2020, which resulted in the release of credit loss reserves for the commercial, commercial real estate and consumer loan portfolios.

3
Portion of amounts paid in settlement of claims brought against ASB by its former CEO. See Exhibit 10.1 to Form 10-Q filed with the SEC on August 9, 2021.

4
Lower actual state unemployment tax assessment compared to budget resulting from a freeze in unemployment tax rates during 2021.

5
ASB expense (gain) on pension defeasement. Pension defeasement refers to ASB’s initiative to manage risk associated with the pension liability and volatility of pension expense for its frozen pension plan through a liability-driven investment strategy which is designed to mitigate funding status changes and reduce pension expense volatility caused by interest rate movements. Because the Company calculates net periodic pension cost using a market-related value of plan assets, the impact of a change in the fair value of the pension assets for purposes of computing pension expense is reduced as the change in value is recognized over a period of years, as compared to a more significant impact related to an immediate change in the fair value of the pension liability. The Compensation & Human Capital Management Committee deemed it appropriate to exclude these pension amounts for purposes of determining net income for the 2021-23 LTIP because the Company’s consolidated market-related value of plan asset valuation method, which smooths changes in asset value in the computation of pension expense, may not be fully reflective, in any given period, of the full economic hedge accomplished with the liability-driven investment strategy.

6
Exclusion of the gain on the sale of an equity method investment by Pacific Current.

ASB. In determining ASB’s 2022 and 2023 net income and common equity for purposes of calculating ASB’s ROE under the 2021-23 LTIP (as well as ASB’s 2021, 2022 and 2023 net income for purposes of calculating HEI average annual EPS growth and 2022 and 2023 net income for purposes of calculating HEI consolidated ROACE (in each case noted above)), the Compensation & Human Capital Management Committee considered the impact of certain items that were unrelated to management’s actions regarding ongoing business operations. The Compensation & Human Capital Management Committee deemed it to be appropriate to exclude these items for purposes of determining performance under the 2021-23 LTIP because such exclusions equitably compensate for extraordinary and/or nonrecurring events that were unrelated to management’s actions regarding ongoing business operations. Specifically, for 2023, the Compensation & Human Capital Management Committee determined it to be appropriate to exclude the items of expense/(gain) set forth in the table below (and explained further in the accompanying footnotes), including a portion of the gain from an extraordinary negative provision for credit losses and a portion of the gain on pension defeasement.
See pages 43-45 of HEI’s 2023 Proxy Statement and pages 41-43 of HEI’s 2022 Proxy Statement for a more detailed discussion of the respective 2022 and 2021 adjustments. See also “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments,” attached as Exhibit A.

Compensation Discussion and Analysis
Years ended December 31	2023	2022
($ in millions)
ASB NET INCOME
GAAP (as reported)	$53.4	$80.0
Excluding special items (after-tax) for LTIP purposes:
Allowance (reversal of allowance) for credit losses related to the pandemic1	—	(9.6)
Branch lease termination costs (gain on sale of branches)	—	(0.1)
Pension defeasement2	0.1	0.1
Non-GAAP (adjusted) net income for 2021-23 LTIP purposes	$53.4	$70.4
ASB Return on Average Common Equity (%)
Based on GAAP	11.0	14.1
Based on non-GAAP (adjusted) for 2021-23 LTIP purposes	11.0	12.4
Note: Columns may not foot due to rounding
1
See footnote 2 in the table above regarding Allowance (reversal of allowance) for credit losses.

2
See footnote 5 in the table above regarding pension defeasement.

Hawaiian Electric. The Compensation & Human Capital Management Committee did not make any adjustments to the Utility’s 2023, 2022 or 2021 net income.
2022-24 Long-Term Incentive Plan. HEI’s 2022-24 long-term incentive plan was described on pages 39-40 of the 2023 Proxy Statement.
Restricted stock units
HEI named executive officers are eligible to receive annual equity-based grants in the form of RSUs that vest over a period of three years. RSUs offer executives the opportunity to receive shares of HEI Common Stock when the restrictions lapse, generally subject to continued employment with the Company through vesting.
The value of the annual RSU grant is a percentage of the executive’s base salary. These awards are designed to focus executives on creating long-term value for the Company’s stakeholders. Since they take three years to fully vest, the RSUs also are designed to promote retention. The RSUs vest and convert to shares of HEI Common Stock in three equal annual installments beginning one year from the date of grant (plus compounded dividend equivalent shares on the installment that vested in such year).
The 2023 RSU grants are set forth in the “2023 Grants of Plan-Based Awards” table in the “Executive Compensation Tables” section below.
Benefits
Retirement and savings plans
HEI, Hawaiian Electric and ASB provide retirement benefits to the named executive officers to promote financial security in recognition of years of service and to attract and retain high-quality leaders.
HEI and Hawaiian Electric employees (including each named executive officer employed by HEI or Hawaiian Electric), but not ASB employees, are eligible to participate in the HEI Retirement Plan, which is a tax-qualified defined benefit pension plan, and to save for retirement on a tax-deferred (or Roth) basis through HEI’s Retirement Savings Plan, a tax-qualified defined contribution 401(k) plan, which does not provide non-elective employer contributions for any participants and does not provide matching contributions for participants who joined the Company before May 1, 2011. Messrs. Seu and Murao and Ms. Kimura joined the Company prior to May 1, 2011 and are not eligible for, and do not receive, matching contributions under HEI’s Retirement Savings plan.
In 2011, HEI amended the HEI Retirement Plan and HEI Retirement Savings Plan to create a revised benefit structure for employees hired on or after May 1, 2011. Employees covered by the revised benefit structure receive a reduced pension benefit under the HEI Retirement Plan, but are eligible for limited matching contributions under the HEI Retirement Savings Plan. These changes were intended to lower the cost of pension benefits over the long term. Mr. Ito joined the Company after May 1, 2011 (but before January 1, 2022) and is eligible to receive matching contributions under the 2011 amended HEI Retirement Savings Plan. The HEI Retirement Plan and HEI Retirement Savings Plan were further amended effective in January 2022 to restructure retirement benefits for employees hired on or after January 1, 2022. The amendments, among other things, eliminate benefits under the HEI Retirement Plan and add automatic enrollment in the HEI Retirement Savings Plan 401(k), along with non-elective Company contributions made on behalf of eligible employees. Only Mr. DeGhetto was hired on or after January 1, 2022 and is covered by the 2022 amendments.
Additional retirement benefits that cannot be paid from the HEI Retirement Plan due to Internal Revenue Code limits are provided to named executive officers and other executives employed by HEI and Hawaiian Electric through the nonqualified HEI Excess Pay Plan. Benefits under the HEI Excess Pay Plan are determined using the same formula as the HEI Retirement Plan, but are not subject to the Internal Revenue Code limits on the amount of annual compensation that can be used for calculating benefits under qualified retirement plans and on the

Compensation Discussion and Analysis
amount of annual benefits that can be paid from qualified retirement plans. This allows those participating in the HEI Excess Pay Plan a total retirement benefit at the same general percentage of final average pay afforded to other employees under the HEI Retirement Plan. In 2023, all of the named executive officers except for Mr. DeGhetto and Ms. Teranishi participated in the HEI Excess Pay Plan. Retirement benefits are discussed in further detail below in the 2023 Pension Benefits table and related notes.
ASB’s employees, including its president and CEO (who is a named executive officer), may participate in the ASB 401(k) Plan, a tax-qualified defined contribution 401(k) plan. ASB matches the employee’s contributions on a dollar-for-dollar basis up to 4% of eligible compensation deferred. In 2023, eligible compensation was capped at $330,000. ASB also provides discretionary, nonelective profit-sharing contributions to the accounts of employees who are employed on the last day of the plan year or terminate employment during the plan year because of retirement, death or disability. Ms. Teranishi received matching contributions under the plan in 2023, limited to the amount permitted based on eligible compensation.
Retirement benefits are discussed in further detail in the “2023 Pension Benefits” table and related notes in the “Executive Compensation Tables” section below.
Deferred compensation plans
HEI provides named executive officers and other executives the opportunity to participate in plans that allow them to defer compensation and the resulting tax liability.
HEI and Hawaiian Electric named executive officers and directors of HEI, Hawaiian Electric and ASB may participate in the HEI Deferred Compensation Plan, a nonqualified deferred compensation plan implemented in 2011 and amended and restated effective January 1, 2019, that allows the deferral of portions of the participants’ cash compensation, with certain limitations, and provides investment opportunities that are substantially similar to those available under HEI’s Retirement Savings Plan. In 2023, there were no matching or other employer contributions under this plan for employees of HEI, Hawaiian Electric or ASB. HEI and Hawaiian Electric named executive officers are also eligible to defer payment of annual and long-term incentive awards and the resulting tax liability under a prior nonqualified deferred compensation plan. No named executive officer deferred compensation under either of these plans in 2023.
The American Savings Bank Select Deferred Compensation Plan (ASB Deferred Compensation Plan) is a nonqualified deferred compensation plan that allows senior members of ASB management to defer up to 100% of current salary, annual bonus and commissions. Pursuant to a 2009 amendment, for plan years beginning January 1, 2010, the plan provides for employer matching contributions and profit-sharing contributions. These matching and profit-sharing contributions take into account compensation which is excluded from consideration under the ASB 401(k) Plan, including on account of being contributed to the ASB Deferred Compensation Plan or being in excess of limits on eligible compensation imposed by the Internal Revenue Code. Ms. Teranishi did not elect to defer compensation under such plan in 2023.
Deferred compensation benefits are discussed in further detail in the “2023 Nonqualified Deferred Compensation” table and related notes in the “Executive Compensation Tables” section below.
Executive Death Benefit Plan (frozen since 2009)
In September 2009, HEI froze the Executive Death Benefit Plan of HEI and Participating Subsidiaries, which provides death benefits to an executive’s beneficiaries following the executive’s death while employed or after retirement. As part of the freeze, HEI closed the plan to new participants and ceased all benefit accruals for current participants (i.e., there will be no increase in death benefits due to salary increases after September 9, 2009).
Under contracts with Executive Death Benefit Plan participants in effect before September 2009, the death benefits were grossed up for tax purposes. This treatment was considered appropriate because the executive death benefit is a form of life insurance and, historically, life insurance proceeds have been excluded from income for federal tax purposes. Mr. Seu is covered under the Executive Death Benefit Plan. Messrs. DeGhetto, Murao and Ito and Ms. Kimura are not covered under the plan because they joined the Company or were not executive officers until after the plan was frozen. Ms. Teranishi also is not covered because ASB is not a participating employer in the plan. Death benefits are discussed in further detail in the “2023 Pension Benefits” table and related notes in the “Executive Compensation Tables” section below.
Double-trigger change-in-control agreements
The Compensation & Human Capital Management Committee and Board consider change-in-control agreements to be an appropriate tool to recruit executives as an expected part of their compensation package to encourage the continued attention of key executives to the performance of their duties without distraction in the event of a potential change in control and to assist in retaining key executives. Change-in-control agreements can protect against executive flight during a transaction when key executives might, in the absence of the agreement, leave the Company and accept employment elsewhere. As of December 31, 2023, each of the named executive officers was party to a change-in-control agreement.
All of the change-in-control agreements are double trigger, which means that they provide for cash severance and other benefits only upon a qualifying termination of the executives’ employment following a change in control. In determining the amount an executive is eligible to receive in such an event, the Compensation & Human Capital Management Committee takes into account the executive’s expected role in a potential change-in-control transaction, value to the organization and internal equity. The agreements approved by the Compensation & Human Capital Management Committee provide for a cash lump sum payment of three times base salary plus annual incentive for Mr. Seu and two times base salary plus annual incentive for Messrs. DeGhetto, Murao and Ito and Mss. Kimura and Teranishi. The annual incentive

Compensation Discussion and Analysis
pay used in calculating the severance payment is the greater of the current annual incentive target or the largest actual annual incentive payout during the preceding three fiscal years. Aggregate payments under these agreements are limited to the maximum amount deductible under Section 280G of the Internal Revenue Code and there are no tax gross ups with respect to payments under these agreements. Payment of the severance benefits is conditioned on the Company receiving a release of claims by the executive.
The change-in-control agreements have initial terms of two years and automatically renew for an additional year on each anniversary unless 90 days’ notice of nonrenewal is provided by either party, so that the protected period is at least one year upon nonrenewal. The agreements remain in effect for two years following a change in control. The agreements define a change in control generally as a change in ownership of HEI, a substantial change in the voting power of HEI’s securities or a change in the majority of the composition of the Board following consummation of a merger, tender offer or similar transaction. For executives of ASB and Hawaiian Electric, the definition of “change-in-control” includes a change in the ownership of ASB or Hawaiian Electric, as applicable. Change-in-control benefits are discussed in further detail in the “Potential Payments Upon Termination or Change in Control” section and related notes in the “Executive Compensation Tables” section below.
Minimal perquisites
HEI provides minimal other compensation to the named executive officers in the form of perquisites because such items are commonly provided to business executives in Hawai‘i, such as club memberships primarily for the purpose of business entertainment, or are necessary to recruit executives, such as relocation expenses or extra weeks of vacation. HEI may, from time to time, reimburse for reasonable business-related expenses. In 2023, each named executive officer except Mr. Ito had a Company-paid club membership, which is commonly provided to business executives in Hawai‘i and used for the primary purpose of business entertainment. Mr. DeGhetto received one week of vacation during three months of 2023 and Mr. Murao received four weeks of vacation in 2023, in each case which was more than other employees with similar length of service typically receive. Ms. Teranishi received 35 days of paid time off in 2023, which is one day more than ASB employees with similar length of service.
No new tax gross ups
HEI has eliminated nearly all tax gross ups. There are no tax gross ups on club membership initiation fees or membership dues, or in the change‑in-control agreements for the named executive officers who have such agreements. As discussed under “Benefits — Executive Death Benefit Plan” above, tax gross ups of death benefits only apply to executives who participated in the Executive Death Benefit Plan before it was frozen in 2009.

Compensation Discussion and Analysis
Compensation & Human Capital Management Committee Report
The Compensation & Human Capital Management Committee, which is composed solely of independent directors, has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on such review and discussion, the Compensation & Human Capital Management Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into HEI’s 2023 Form 10-K.
Compensation & Human Capital Management Committee
Peggy Y. Fowler, Chair
Thomas B. Fargo
Elisia K. Flores
Micah A. Kāne
Compensation & Human Capital Management Committee Interlocks and Insider Participation
The Compensation & Human Capital Management Committee consists of the four independent directors listed above under “Compensation & Human Capital Management Committee Report.” No member of the Compensation & Human Capital Management Committee during 2023 was an employee or former employee of HEI. During 2023, no member of the Compensation & Human Capital Management Committee had a relationship that must be described under SEC rules regarding disclosure of related person transactions. In 2023, none of HEI’s executive officers served on the compensation committee (or its equivalent) or board of directors of another entity (excluding tax-exempt organizations) where an executive officer of such an entity served on the Compensation & Human Capital Management Committee or Board of Directors.

Executive Compensation Tables
Executive Compensation Tables
Summary Compensation Table
The table below shows total compensation for years ended December 31, 2021 through 2023 for Messrs. Seu and Murao and Ms. Teranishi, for 2022 and 2023 for Ms. Kimura and Mr. Ito (who were not named executive officers in 2021), and for 2023 for Mr. DeGhetto (who was not a named executive officer in 2021 and 2022).
2023 SUMMARY COMPENSATION TABLE
Name and 2023 Principal Positions	Year	Salary ($)1	Bonus ($)2	Stock Awards ($)3	Nonequity Incentive Plan Compensation ($)4	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)5	All Other Compensation ($)6	Total Without Change in Pension Value ($)7	Total ($)
Scott W. H. Seu HEI President & CEO	2023	958,333	—	2,253,154	—	2,174,763	—	3,211,487	5,386,250
	2022	875,000	—	1,830,874	869,129	236,512	—	3,575,003	3,811,515
	2021	506,667	—	821,405	599,588	1,002,005	—	1,927,660	2,929,665
Scott T. DeGhetto* HEI Executive Vice President, CFO & Treasurer	2023	150,000	300,000	—	—	—	266,087	716,087	716,087
Kurt K. Murao HEI Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary	2023	475,167	—	517,149	—	331,333	13,866	1,006,182	1,337,515
	2022	428,667	—	467,085	255,475	—	15,281	1,166,508	1,166,508
	2021	402,000	—	499,262	443,638	252,374	14,873	1,359,773	1,612,147
Shelee M. T. Kimura Hawaiian Electric President & CEO	2023	575,000	—	895,602	—	606,930	—	1,470,602	2,077,532
	2022	450,000	—	814,267	249,909	—	—	1,514,176	1,514,176
Ann C. Teranishi ASB President & CEO	2023	726,000	—	756,211	—	—	32,063	1,514,274	1,514,274
	2022	605,000	—	600,723	764,357	—	56,774	2,026,854	2,026,854
	2021	473,707	—	626,520	600,098	—	23,996	1,724,321	1,724,321
Paul K. Ito** Former HEI Executive Vice President, CFO & Treasurer	2023	475,000	—	879,303	—	87,000	10,265	1,364,568	1,451,568
	2022	313,425	108,750	244,373	140,054	—	9,150	815,752	815,752
*
Mr. DeGhetto was appointed Executive Vice President, Chief Financial Officer and Treasurer effective October 1, 2023.

**
Mr. Ito was appointed Executive Vice President, Chief Financial Officer and Treasurer effective January 1, 2023 and transitioned to Senior Vice President, Chief Financial Officer and Treasurer of the Utility effective October 1, 2023.

1
Salary. This column represents cash base salary received for the year.

2
Bonus. Represents the signing bonus paid to Mr. DeGhetto upon his appointment as Executive Vice President, Chief Financial Officer and Treasurer. Represents the supplemental cash award paid to Mr. Ito for his service as Interim Chief Financial Officer from July 2 to December 31, 2022.

3
Stock Awards. These amounts represent the aggregate grant date fair value of stock awards granted in the years shown computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC Topic 718). For 2021, 2022 and 2023, these amounts are composed of: (i) the opportunity (based on probable outcome of performance conditions (in this case, target) as of the grant date) to earn shares of HEI Common Stock in the future pursuant to the 2021-23, 2022-24 and 2023-25 LTIPs, respectively, if pre-established performance goals are achieved and (ii) RSUs vesting in installments over a three-year period. See the 2023 Grants of Plan-Based Awards table below for the portion of the amount in the Stock Awards column above that is composed of 2023 grants of RSUs and performance-based award opportunities under the 2023-25 LTIP. Assuming achievement of the highest level of performance conditions, the maximum value of the performance awards payable in 2026 under the 2023-25 LTIP would be: Mr. Seu $3,222,121; Mr. Murao $606,692; Ms. Kimura $1,101,251, Ms. Teranishi $1,004,192 and Mr. Ito $808,622. All of the grant dates for stock awards represented in this column predate the August 2023 Maui windstorm and wildfires and do not reflect the drop in stock price that occurred after the fires.

For a discussion of the assumptions underlying the amounts set out for the RSUs and 2023-25 LTIP, see Note 12 to the Consolidated Financial Statements in HEI’s 2023 Form 10-K.
4
Nonequity Incentive Plan Compensation. These amounts represent cash payouts to named executive officers under the annual incentive plan, the EICP, earned for the years shown.

5
Change in Pension Value and Nonqualified Deferred Compensation Earnings. These amounts represent the change in present value of the accrued pension and executive death benefits from beginning of year to end of year for 2021, 2022 and 2023. These amounts are not current payments; pension and executive death benefits are only paid after retirement or death, as applicable. The amounts in this column depend heavily on changes in actuarial assumptions, such as discount rates, and also are impacted by years of service and age. For 2023, the increase in value was due in part to increased average base salary during the

Executive Compensation Tables
trailing three-year period (payments under the excess pay plan and pension are calculated as a percentage of the average monthly base salary for the highest thirty-six consecutive months out of the last ten years) resulting from promotions and related base salary increases and in part to a decrease in discount rates, which results in an increase in the present value of the accrued benefit. For 2022, the decrease in value was primarily due to an increase in discount rates, which results in a decrease in the present value of the accrued benefit. For 2022 for Mr. Seu, the decrease was offset by the increase in Excess Pay Plan value as a result of his promotion to HEI President & CEO effective January 1, 2022. In accordance with SEC rules, the negative change in value in 2022 for Messrs. Murao and Ito and Ms. Kimura is shown as no change in the table above. For a further discussion of the applicable plans, see the 2023 Pension Benefits table and related notes below. No named executive officer had above-market or preferential earnings on nonqualified deferred compensation for the periods covered in the table above.
6
All Other Compensation. The following table summarizes the components of  “All Other Compensation” with respect to 2023:

Name	Contributions to Defined Contribution Plans ($)a	Other ($)b	Total All Other Compensation ($)
Scott W. H. Seu	—	—	—
Scott T. DeGhetto	12,692	253,395	266,087
Kurt K. Murao	—	13,866	13,866
Shelee M. T. Kimura	—	—	—
Ann C. Teranishi	16,500	15,563	32,063
Paul K. Ito	10,265	—	10,265
a.
Messrs. DeGhetto and Ito received matching contributions to their respective account in the HEI Retirement Savings Plan up to the amount permitted based on eligible compensation ($330,000 in 2023). Ms. Teranishi received matching contributions to her account in the ASB 401(k) Plan up to the amount permitted based on eligible compensation ($330,000 in 2023).

b.
Mr. DeGhetto received $250,000 for relocation expenses. Messrs. DeGhetto and Murao and Ms. Teranishi received club membership dues. Messrs. DeGhetto and Murao received one more week than employees with similar length of service would usually receive. Ms. Teranishi received one more day of paid time off than ASB employees with similar length of service below the Senior Vice President level receive.

7
Total Without Change in Pension Value. Total Without Change in Pension Value represents total compensation as determined under SEC rules, minus the change in pension value and executive death benefits amount reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column. We include this column because the magnitude of the change in pension value and death benefits in a given year is largely determined by actuarial assumptions, such as discount rates and mortality assumptions set by the Society of Actuaries, and does not reflect decisions made by the Compensation & Human Capital Management Committee for that year or the actual benefit necessarily to be received by the recipient. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column and are not a substitute for the Total column.

Additional narrative disclosure about salary, bonus, stock awards, nonequity incentive plan compensation, change in pension value and nonqualified deferred compensation earnings and all other compensation can be found in the Compensation Discussion and Analysis above.

Executive Compensation Tables
Grants of Plan-Based Awards
The table below shows cash performance award opportunities under the 2023 EICP, equity-based performance award opportunities granted under the LTIP for performance over the 2023-25 period and payable in 2026 and RSUs granted in 2023 and vesting in installments over three years.
2023 GRANTS OF PLAN-BASED AWARDS
Name	Grant Date	Estimated Future Payouts Under Nonequity Incentive Plan Awards1			Estimated Future Payouts Under Equity Incentive Plan Awards2			All Other Stock Awards: Number of Shares of Stock or Units (#)3	Grant Date Fair Value of Stock Awards ($)4
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Scott W. H. Seu	2/10/23 EICP	479,167	958,333	1,916,666	—	—	—	—	—
	2/10/23 LTIP	—	—	—	17,852	35,703	71,406	—	1,611,067
	2/10/23 RSU	—	—	—	—	—	—	15,140	642,087
Scott T. DeGhetto	2/10/23 EICP	—	—	—	—	—	—	—	—
	2/10/23 LTIP	—	—	—	—	—	—	—	—
	2/10/23 RSU	—	—	—	—	—	—	—	—
Kurt K. Murao	2/10/23 EICP	142,550	285,100	570,200	—	—	—	—	—
	2/10/23 LTIP	—	—	—	3,361	6,722	13,445	—	303,318
	2/10/23 RSU	—	—	—	—	—	—	5,042	213,831
Shelee M. T. Kimura	2/10/23 EICP	215,625	431,250	862,500	—	—	—	—	—
	2/10/23 LTIP	—	—	—	6,101	12,202	24,405	—	550,597
	2/10/23 RSU	—	—	—	—	—	—	8,135	345,005
Ann C. Teranishi	2/10/23 EICP	272,250	544,500	1,089,000	—	—	—	—	—
	2/10/23 LTIP	—	—	—	5,564	11,127	22,254	—	502,090
	2/10/23 RSU	—	—	—	—	—	—	5,992	254,121
Paul K. Ito	2/10/23 EICP	166,250	332,500	665,000	—	—	—	—	—
	2/10/23 LTIP	—	—	—	4,480	8,960	17,920	—	404,311
	2/10/23 RSU	—	—	—	—	—	—	11,200	474,992
EICP: Executive Incentive Compensation Plan (annual incentive)
LTIP: Long-Term Incentive Plan (2023-25 period)
RSU: Restricted Stock Units
1
Estimated Future Payouts Under Nonequity Incentive Plan Awards. Shows possible cash payouts under the 2023 EICP based on meeting performance goals set in February 2023 at threshold, target and maximum levels. Actual payouts for the 2023 EICP are reported in the 2023 Summary Compensation Table above.

2
Estimated Future Payouts Under Equity Incentive Plan Awards. Represents the number of shares of stock that may be issued under the 2023-25 LTIP based upon the achievement of performance goals set in February 2023 at threshold, target and maximum levels and vesting at the end of the three-year performance period. LTIP awards are forfeited for terminations of employment during the vesting period, except for terminations due to death, disability or retirement, which allow for pro-rata participation based upon completed months of service after a minimum number of months of service in the performance period. Dividend equivalent shares, not included in the table, are compounded over the period at the actual dividend rate and are paid at the end of the performance period based on actual shares earned.

3
All Other Stock Awards: Number of Shares of Stock or Units. Represents the number of RSUs awarded in 2023 that will vest and be issued as unrestricted stock in three equal annual installments on the grant date anniversaries. Unvested awards are forfeited for terminations of employment during the vesting period, except for terminations due to death, disability or retirement, which allow for pro-rata vesting up to the date of termination. Receipt of RSU awards is generally subject to continued employment and expiration of the applicable vesting period. Dividend equivalent shares, not included in the table, are compounded over the period at the actual dividend rate and are paid in HEI Common Stock on RSUs vesting in a given year.

4
Grant Date Fair Value of Stock Awards. Grant date fair value for shares under the 2023-25 LTIP is estimated in accordance with the fair-value based measurement of accounting, as described in FASB ASC Topic 718 based upon the probable (in this case, target) outcome of the performance conditions as of the grant date. For a discussion of the assumptions and methodologies used to calculate the amounts reported, see the discussion of performance awards contained in Note 12 (Share-based compensation) to the Consolidated Financial Statements in HEI’s 2023 Form 10-K. Grant date fair value for RSUs is based on the closing price of HEI Common Stock on the NYSE on the date of the grant of the award. All of the grant dates for stock awards (LTIP and RSU) in this table predate the 2003 Maui windstorm and wildfires and do not reflect the drop in stock price that occurred after the fires.

Executive Compensation Tables
Outstanding Equity Awards at 2023 Fiscal Year-End
	Stock Awards
	Grant Year	Shares or Units of Stock That Have Not Vested1		Equity Incentive Plan Awards
				Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)3	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)2
Name		Number (#)	Market Value ($)2
Scott W. H. Seu	2020	1,635	23,201	—	—
	2021	2,982	42,315	—	—
	2022	8,477	120,289	29,668	420,989
	2023	15,140	214,837	35,703	506,626
	Total	28,234	400,642	65,371	927,615
Scott T. DeGhetto	2020	—	—	—	—
	2021	—	—	—	—
	2022	—	—	—	—
	2023	—	—	—	—
	Total	—	—	—	—
Kurt K. Murao	2020	822	11,664	—	—
	2021	1,775	25,187	—	—
	2022	3,115	44,202	6,229	88,390
	2023	5,042	71,546	6,722	95,385
	Total	10,754	152,599	12,951	183,775
Shelee M. T. Kimura	2020	503	7,138	—	—
	2021	1,003	14,233	—	—
	2022	6,176	87,637	9,809	139,190
	2023	8,135	115,436	12,202	173,146
	Total	15,817	224,444	22,011	312,336
Ann C. Teranishi	2020	342	4,853	—	—
	2021	2,369	33,616	—	—
	2022	2,931	41,591	4,762	67,573
	2023	5,992	85,026	5,564	78,953
	Total	11,634	165,086	10,326	146,526
Paul K. Ito	2020	464	6,584	—	—
	2021	884	12,544	—	—
	2022	1,518	21,540	3,416	48,473
	2023	11,200	158,928	8,960	127,142
	Total	14,066	199,596	12,376	175,615
1
Shares or Units of Stock That Have Not Vested. The remaining installment of the 2020 and 2021 RSUs vested on February 11, 2024. and February 9, 2024, respectively. Of the remaining installments of the 2022 RSUs, one installment vested on February 11, 2024 and the remainder will vest on February 11, 2025. For the 2023 RSUs, one installment vested on February 10, 2024 and the remainder will vest in equal annual installments on February 10, 2025 and 2026. Ms. Teranishi’s remaining special 2021 RSUs granted upon her promotion to President and CEO of the Bank will vest on May 18, 2024.

2
Market Value. Market value is based upon the closing per-share trading price of HEI Common Stock on the NYSE of  $14.19 as of December 29, 2023.

3
Number of Unearned Shares, Units or Other Rights That Have Not Vested. Represents the number of shares of HEI Common Stock that would be issued under the 2022-24 and 2023-25 LTIPs if performance goals are met for HEI, the Utility and the Bank at the target, target and threshold levels, respectively, at the end of the respective three-year performance periods.

Executive Compensation Tables
2023 Option Exercises and Stock Vested
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Scott W. H. Seu	10,1041	427,400
	9,8942	140,3963
Scott T. DeGhetto	—	—
	—	—
Kurt K. Murao	5,1111	216,196
	6,0882	86,3893
Shelee M. T. Kimura	5,5271	233,792
	3,5502	50,3753
Ann C. Teranishi	4,6691	190,521
	14,7092	208,7213
Paul K. Ito	2,8801	121,825
	4,0702	57,7533
1
Represents the number of shares acquired (and dividend equivalents paid in stock based on number of shares vested) upon the 2023 vesting of installments of RSUs granted on February 14, 2019, February 11, 2020, February 9, 2021, May 18, 2021 and February 11, 2022. Value realized on vesting includes dividend equivalents.

Name	Number of Shares Acquired on Vesting	Compounded Dividend Equivalents	Total Shares Acquired on Vesting
Scott W. H Seu	9,493	611	10,104
Scott T. DeGhetto	—	—	—
Kurt K. Murao	4,765	346	5,111
Shelee M. T. Kimura	5,215	312	5,527
Ann C. Teranishi	4,391	278	4,669
Paul K. Ito	2,670	210	2,880
2
Represents the number of shares acquired (and dividend equivalents paid in stock based on earned shares) upon vesting of performance share awards under the 2021-23 LTIP, which were payable in stock at the end of the performance period. Value realized on vesting includes dividend equivalents. The achievement of the applicable performance measures was certified on February 9, 2024.

Name	Number of Shares Acquired on Vesting	Compounded Dividend Equivalents	Total Shares Acquired on Vesting
Scott W. H. Seu	8,826	1,068	9,894
Scott T. DeGhetto	—	—	—
Kurt K. Murao	5,431	657	6,088
Shelee M. T. Kimura	3,167	383	3,550
Ann C. Teranishi	13,206	1,503	14,709
Paul K. Ito	3,631	439	4,070
3
Represents vested 2021-23 LTIP shares at 2023 year-end closing price of HEI Common Stock on the NYSE of  $14.19 per share on December 29, 2023. Actual settlement of the performance share awards under the 2021-23 LTIP occurred on February 16, 2024 (after the February 9, 2024 certification of the applicable performance results) based on the closing price of HEI Common Stock on the NYSE of  $13.10 per share. The actual settlement amounts were: Mr. Seu $129,611; Mr. Murao $79,753; Ms. Kimura $46,505, Ms. Teranishi $192,688; and Mr. Ito $53,317.

Executive Compensation Tables
Pension Benefits
The table below shows the present value as of December 31, 2023 of accumulated benefits for each of the named executive officers and the number of years of service credited to each executive under the applicable pension plan and, for Mr. Seu, the executive death benefit plan, determined using the interest rate, mortality table and other assumptions described below, which are consistent with those used in HEI’s financial statements (see Note 11 to the Consolidated Financial Statements in HEI’s 2023 Form 10-K).
2023 PENSION BENEFITS
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)4	Payments During the Last Fiscal Year ($)
Scott W. H. Seu	HEI Retirement Plan1	30.3	2,662,858	—
	HEI Excess Pay Plan2	30.3	3,903,163	—
	HEI Executive Death Benefit3	—	67,234	—
Scott T. DeGhetto	HEI Retirement Plan1	—	—	—
	HEI Excess Pay Plan2	—	—	—
Kurt K. Murao	HEI Retirement Plan1	12.8	950,810	—
	HEI Excess Pay Plan2	12.8	391,510	—
Shelee M. T. Kimura	HEI Retirement Plan1	19.3	1,228,462	—
	HEI Excess Pay Plan2	19.3	520,625	—
Ann C. Teranishi5	—	—	—	—
Paul K. Ito	HEI Retirement Plan1	5.9	198,422	—
	HEI Excess Pay Plan2	5.9	35,398	—
1
The HEI Retirement Plan is the standard retirement plan for HEI and Hawaiian Electric employees. Normal retirement benefits under the HEI Retirement Plan for management employees hired before May 1, 2011, including Messrs. Seu and Murao and Ms. Kimura, are calculated based on a formula of 2.04% × Credited Service (maximum 67%) × Final Average Compensation (average monthly base salary for highest thirty-six consecutive months out of the last ten years). Credited service is generally the same as the years of service with HEI and other participating companies (Hawaiian Electric and its subsidiaries). Credited service is also provided for limited unused sick leave and for the period a vested participant is on long-term disability. The normal form of benefit is a joint and 50% survivor annuity for married participants and a single life annuity for unmarried participants. Actuarially equivalent optional forms of benefit are also available. Participants who qualify to receive retirement benefits immediately upon termination of employment may also elect a single sum distribution of up to $100,000 with the remaining benefit payable as an annuity. Single sum distributions are not eligible for early retirement subsidies, and so may not be as valuable as an annuity at early retirement. Retirement benefits are increased by an amount equal to approximately 1.4% of the initial benefit every twelve months following retirement. The plan provides benefits at early retirement (prior to age 65), normal retirement (age 65), deferred retirement (over age 65) and death. Subsidized early retirement benefits are available for participants who meet certain age and service requirements at ages 50-64. The accrued normal retirement benefit is reduced by an applicable percentage, which ranges from 30% for early retirement at age 50 with at least 15 years of service to 1% at age 59. Accrued benefits are not reduced for eligible employees who retire at age 60 and above. The early retirement subsidies are not available to employees who terminate employment with vested benefits but prior to satisfying the age and service requirements for the early retirement subsidies.

HEI and Hawaiian Electric management employees who commenced employment on or after May 1, 2011, such as Mr. Ito, receive reduced benefits under the HEI Retirement Plan (e.g., reduced benefit formula, more stringent requirements for subsidized early retirement benefits, reduced early retirement subsidies and no post-retirement cost-of-living adjustment). Normal retirement benefits for these employees are calculated based on a formula of 1.5% × Credited Service × Final Average Compensation (average monthly base salary for highest thirty-six consecutive months out of the last ten years). These employees are eligible for a limited match under the HEI Retirement Savings Plan (50% match on the first 6% of compensation deferred). Employees hired on or after January 1, 2022 are not eligible to participate in the HEI Retirement Plan.
Messrs. Seu, Murao and Ito and Ms. Kimura are vested in retirement benefits under the HEI Retirement Plan. Mr. DeGhetto is not eligible to participate in the HEI Retirement Plan.
2
As of December 31, 2023, Messrs. Seu, Murao and Ito and Ms. Kimura were participants in the HEI Excess Pay Plan and vested in retirement benefits under such plan. Benefits under the HEI Excess Pay Plan are determined using the same formula as the HEI Retirement Plan, but are not subject to the Internal Revenue Code limits on the amount of annual compensation that can be used for calculating benefits under qualified retirement plans ($330,000 in 2023 as indexed for inflation) and on the amount of annual benefits that can be paid from qualified retirement plans (the lesser of  $265,000 in 2023 as indexed for inflation, or the participant’s highest average compensation over three consecutive calendar years). Benefits payable under the HEI Excess Pay Plan are reduced by the benefit payable from the HEI Retirement Plan. Early retirement, death benefits and vesting provisions are similar to the HEI Retirement Plan.

3
Mr. Seu is covered by the Executive Death Benefit Plan of HEI and Participating Subsidiaries. The plan was amended effective September 9, 2009 to close participation to new participants and freeze the benefit for existing participants. Under the amendment, death benefits will be paid based on salaries as of September 9, 2009. The plan provides death benefits equal to two times the executive’s base salary as of September 9, 2009 if the executive dies while actively employed or, if disabled, dies prior to age 65, and one times the executive’s base salary as of September 9, 2009 if the executive dies following retirement. The amounts shown in the table above assume death following retirement. Death benefits are grossed up by the amount necessary to pay income taxes on the grossed-up benefit amount as an equivalent to the tax exclusion for death benefits paid from a life insurance policy. Messrs. DeGhetto, Murao and Ito and Mss. Kimura and Teranishi were not employed by the companies or were not executive officers at the time the plan was frozen and therefore are not entitled to any benefits under the plan.

Executive Compensation Tables
4
The present value of accumulated benefits for the named executive officers included in the 2023 Pension Benefits table was determined based on the following:

Methodology: The present values are calculated as of December 31, 2023 based on the credited service and pay of the named executive officer as of such date (or the date of benefit freeze, if earlier).
Assumptions:
a.
Discount Rate — The discount rate is the interest rate used to discount future benefit payments in order to reflect the time value of money. The discount rates used in the present value calculations are 5.35% for HEI retirement benefits, 5.39% for ASB retirement benefits and 5.39% for executive death benefits as of December 31, 2023.

b.
Mortality Table — The PRI-2012 Mortality Table (separate male and female rates) with generational projection using scale MP-2021 from base year 2012 is used to discount future pension benefit payments in order to reflect the probability of survival to any given future date. For the calculation of the executive death benefit present values, the mortality table rates are multiplied by the death benefit to capture the death benefit payments assumed to occur at all future dates. Mortality is applied post-retirement only.

c.
Retirement Age — A named executive officer included in the table is assumed to remain in active employment until, and assumed to retire at, the later of  (a) the earliest age when unreduced pension benefits would be payable or (b) attained age as of December 31, 2023.

d.
Pre-Retirement Decrements — Pre-retirement decrements refer to events that could occur between the measurement date and the retirement age (such as withdrawal, early retirement and death) that would impact the present value of benefits. No pre-retirement decrements are assumed in the calculation of pension benefit table present values. Pre-retirement decrements are assumed for financial statement purposes.

e.
Unused Sick Leave — Each named executive officer who participates in the HEI Retirement Plan is assumed to have accumulated 1,160 unused sick leave hours at retirement age.

5
Ms. Teranishi is not eligible to participate in any of the plans in the above 2023 Pension Benefits table because such plans either (i) are not open to employees of ASB or (ii) were frozen to new participants before Ms. Teranishi joined ASB.

Executive Compensation Tables
2023 Nonqualified Deferred Compensation
Name	Executive Contributions in Last FY ($)1	Registrant Contributions in Last FY ($)	Aggregate Earnings/(Losses) in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)2
Scott W. H. Seu	—	—	—	—	—
Scott T. DeGhetto	—	—	—	—	—
Kurt K. Murao	—	—	—	—	—
Shelee M. T. Kimura	—	—	—	—	—
Ann C. Teranishi	—	—	42	—	979
Paul K. Ito	—	—	62,493	—	324,229
1
Represents salary and incentive compensation deferrals under the HEI Deferred Compensation Plan and ASB Deferred Compensation Plan.

The HEI Deferred Compensation Plan is a contributory nonqualified deferred compensation plan implemented in 2011, which allows certain HEI and Hawaiian Electric executives to defer up to 100% of their annual base salary in excess of the compensation limit set forth in Internal Revenue Code Section 401(a)(17) ($330,000 in 2023, as indexed for inflation) and up to 80% of any incentive compensation paid in cash. In 2023, there were no matching or other employer contributions under the plan. The deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a designated list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential and therefore are not included in the 2023 Summary Compensation Table above. The distribution of accounts from the plan is triggered by disability, death or separation from service (including retirement) and will be delayed for a 6-month period to the extent necessary to comply with Internal Revenue Code Section 409A. A participant may elect to receive such distributions triggered by separation from service in a lump sum or in substantially equal payments spread over a period not to exceed 15 years. Lump sum benefits are payable in the event of disability or death.
The ASB Deferred Compensation Plan allows select ASB employees to defer up to 100% of current salary, bonus and commissions. Pursuant to a 2009 amendment, the plan provides for employer matching contributions and profit-sharing contributions for plan years beginning January 1, 2010. These matching and profit-sharing contributions take into account compensation which is excluded from consideration under the ASB 401(k) Plan, including on account of being contributed to the ASB Deferred Compensation Plan or being in excess of limits on eligible compensation imposed by the Internal Revenue Code. The deferred amounts are credited with gains/losses of deemed investments chosen by the participant from a designated list of publicly traded mutual funds and other investment offerings. Earnings are not above-market or preferential and therefore are not included in the 2023 Summary Compensation Table above. Under the plan, a participant may receive an interim distribution while employed, but no earlier than the first day of the fourth plan year following the effective date of the initial election to defer. A participant may also request a withdrawal of a portion of his or her account to satisfy an unforeseeable emergency. The distribution of accounts from the plan is triggered by disability, death or separation from service (including retirement) and will be delayed for a 6-month period to the extent necessary to comply with Internal Revenue Code Section 409A. A participant may elect to receive such distributions in a lump sum or in substantially equal payments spread over a period not to exceed 15 years.
Ms. Teranishi has not deferred any amounts under the ASB Deferred Compensation Plan.
2
Amounts in this column include contributions reported in the Summary Compensation Table for each year in which each executive listed above was a named executive officer.

Executive Compensation Tables
Potential Payments Upon Termination or Change in Control
The table below shows the potential payments to each named executive officer in the event of retirement, death or disability, voluntary termination, termination for cause, termination without cause and termination after change in control, assuming termination occurred on December 31, 2023. The amounts listed below are estimates; actual amounts to be paid would depend on the actual date of termination and circumstances existing at that time.
2023 TERMINATION/CHANGE-IN-CONTROL PAYMENT TABLE
Name/ Benefit Plan or Program	Retirement on 12/31/23 ($)1	Termination due to death or disability on 12/31/23 ($)2	Voluntary termination, termination for and without cause on 12/31/23 ($)3	Termination after change in control on 12/31/23 ($)4
Scott W. H. Seu
Executive Incentive Compensation Plan5	—	—	—	—
Long-Term Incentive Plan6	481,198	481,198	—	—
Restricted Stock Units7	196,801	196,801	—	—
Change-in-Control Agreement4	—	—	—	2,714,591
TOTAL	677,999	677,999	—	2,714,591
Scott T. DeGhetto
Executive Incentive Compensation Plan5	—	—	—	—
Long-Term Incentive Plan6	—	—	—	—
Restricted Stock Units7	—	—	—	—
Change-in-Control Agreement4	—	—	—	1,328,920
TOTAL	—	—	—	1,328,920
Kurt K. Murao
Executive Incentive Compensation Plan5	—	—	—	—
Long-Term Incentive Plan6	97,201	97,201	—	—
Restricted Stock Units7	83,198	83,198	—	—
Change-in-Control Agreement4	—	—	—	2,297,792
TOTAL	180,399	180,399	—	2,297,792
Shelee M. T. Kimura
Executive Incentive Compensation Plan5	—	—	—	—
Long-Term Incentive Plan6	161,070	161,070	—	—
Restricted Stock Units7	102,740	102,740	—	—
Change-in-Control Agreement4	—	—	—	1,718,625
TOTAL	263,810	263,810	—	1,718,625
Ann C. Teranishi
Executive Incentive Compensation Plan5	—	—	—	—
Long-Term Incentive Plan6	—	152,841	—	—
Restricted Stock Units7	—	86,129	—	—
Change-in-Control Agreement4	—	—	—	2,437,719
TOTAL	—	238,970	—	2,437,719
Paul K. Ito
Executive Incentive Compensation Plan5	—	—	—	—
Long-Term Incentive Plan6	—	79,436	—	—
Restricted Stock Units7	—	81,561	—	—
Change-in-Control Agreement4	—	—	—	1,476,314
TOTAL	—	160,997	—	1,476,314
Note: All stock-based award amounts were valued using the 2023 year-end closing price of HEI Common Stock on the NYSE of  $14.19 per share on December 29, 2023. Other benefits that are available to all salaried employees on a nondiscriminatory basis and perquisites aggregating less than $10,000 in value have not been listed.

Executive Compensation Tables
1
Retirement payments & benefits. In addition to the amounts shown in this column, retired executives are entitled to receive their vested retirement plan and deferred compensation benefits under all termination scenarios. See the 2023 Pension Benefits and 2023 Nonqualified Deferred Compensation tables above. Messrs. DeGhetto and Ito and Ms. Teranishi have not met the requirements for retirement eligibility under the 2010 Equity and Incentive Plan, as amended (EIP), which includes the Long-Term Incentive Plan and Restricted Stock Units. Accordingly, no amounts are shown in this column for Messrs. DeGhetto and Ito and Ms. Teranishi.

2
Termination due to death or disability payments & benefits. All named executive officers were eligible for death or disability payments & benefits as of December 31, 2023.

3
Voluntary termination payments & benefits. If the executive voluntarily terminates employment, he or she could lose any annual or long-term incentives based upon the Compensation & Human Capital Management Committee’s right to amend, suspend or terminate any incentive award or any portion of it at any time. Voluntary termination results in the forfeiture of unvested RSUs and participation in incentive plans. The executive’s entitlement to rights under his or her change-in-control agreement would also end.

Termination for cause payments & benefits. If the executive is terminated for cause, he or she could lose any annual or long-term incentives based upon the Compensation & Human Capital Management Committee’s right to amend, suspend or terminate any incentive award or any portion of it at any time. “Cause” generally means a violation of the HEI Corporate Code of Conduct or, for purposes of awards under the EIP, has the meaning set forth in such plan. Termination for cause results in the forfeiture of all unvested RSUs and participation in incentive plans. The executive’s entitlement to rights under his or her change-in-control agreement would also end.
Termination without cause payments & benefits. If the executive is terminated without cause, he or she could lose any annual or long-term incentives based upon the Compensation & Human Capital Management Committee’s right to amend, suspend or terminate any incentive award or any portion of it at any time. Termination without cause results in the forfeiture of unvested RSUs. As discussed in footnote 4 below, different benefits would be payable to the named executive officers if his or her termination without cause were to follow a change in control under the terms of their change-in-control agreements.
4
Termination after change-in-control payments & benefits. All named executive officers had change-in-control agreements as of December 31, 2023.

“Change in control” generally means a change in ownership of HEI, a substantial change in the voting power of HEI’s securities or a change in the majority of the composition of the Board following the consummation of a merger, tender offer or similar transaction. Ms. Teranishi’s change-in-control agreement defines “change in control” to also mean a sale of  (or equivalent transaction involving) ASB. The change-in-control agreements are double trigger, which means that they provide for cash severance and other benefits only upon a qualifying termination of the executive’s employment following a change in control. Mr. Seu has a lump sum severance multiplier of three times and Messrs. DeGhetto, Murao and Ito and Mss. Kimura and Teranishi have a lump sum severance multiplier of two times, in each case applied to the sum of the executive’s base salary and annual incentive compensation (determined to be the greater of the current target or the largest actual annual incentive compensation during the preceding three years).
In addition, under the change-in-control agreements executives would receive continued life, disability, dental, accident and health insurance benefits for the severance period (i.e., the number of years equal to the applicable severance multiplier). Executives would receive a lump sum payment equal to the present value of the additional benefit the executives would have earned under their respective retirement and savings plans during the severance period. Executives would also receive the greater of current target or actual projected EICP and cash-based LTIP compensation, pro-rated if termination occurs during the first half of the applicable performance period and the full value if termination occurs in the second half of the applicable performance period. For RSUs not granted under the LTIP, in the event of a change in control as defined by the EIP, either (i) the surviving or acquiring entity will assume all outstanding RSUs not granted under LTIP or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested. For the named executive officers who are eligible to participate in the HEI Retirement Plan, additional age and service credit is received for the severance period for purposes of determining retiree welfare benefit eligibility. Executives would receive outplacement services, capped at 15% of annual base salary. Payment would generally be delayed for six months following termination of employment to the extent required to avoid an additional tax under Section 409A of the Internal Revenue Code. Interest would accrue during any six-month delay period at the prevailing six-month certificate of deposit rate and payments would be set aside during that period in a grantor (rabbi) trust. There are no tax gross ups provided for in the agreements and, as provided in the change-in-control agreements, the total severance amount shown is limited to the maximum amount deductible under Section 280G of the Internal Revenue Code with respect to each named executive officer. Payment of the foregoing benefits is subject to a release of claims by the applicable named executive officer.
5
Executive Incentive Compensation Plan (EICP). Excludes amounts payable under the 2023 EICP because those amounts would have vested without regard to termination because the applicable performance period ended on December 31, 2023. Upon death, disability or retirement, executives continue to participate in the EICP on a pro-rata basis if the executive has met applicable minimum service requirements, with a lump sum payment to be made by the Company if the applicable performance goals are achieved. The plan documents provide that in the event of a change in control as defined by the EIP, the EICP award would be immediately paid out in cash at target level, pro-rated for completed months of service in the performance period. For the remaining unvested portion of the award, the EIP provides that: (i) the surviving entity or acquiring entity will assume all awards outstanding under the EICP or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested (with all performance goals deemed achieved at 100% of target levels). Annual incentive compensation payments for named executive officers in the event of a change in control are further described in footnote 4 above.

6
Long-Term Incentive Plan (LTIP). Excludes amounts payable under the 2021-23 LTIP because those amounts would have vested without regard to termination because the applicable performance period ended on December 31, 2023. Upon death, disability or retirement, executives continue to participate in each ongoing LTIP cycle on a pro-rata basis if the executive has met applicable minimum service requirements, with a lump sum payment to be made by the Company if performance goals are achieved. The amounts shown are at target for all applicable plan years, pro-rated based upon service through December 31, 2023; actual payouts will depend upon performance achieved at the end of the plan cycle. The plan documents provide that, in the event of a change in control as defined by the EIP, the LTIP award would be immediately paid out in cash at target level, pro-rated for completed months of service in the performance period. For the remaining unvested portion of the award, the EIP provides that: (i) the surviving entity or acquiring entity will assume all awards outstanding under the LTIP or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested (with all performance goals deemed achieved at 100% of target levels). Long-term incentive compensation payments for named executive officers in the event of a change in control are further described in footnote 4 above and quantified as part of the Change-in-Control Agreement payment in the table above.

7
Restricted Stock Units (RSUs) not granted under LTIP. Termination for or without cause results in the forfeiture of unvested RSUs not granted under the LTIP. Termination due to death, disability or retirement results in pro-rata vesting of RSUs not granted under the LTIP. The EIP provides that in the event of a change in control as defined by the EIP, either (i) the surviving or acquiring entity will assume all outstanding RSUs not granted under LTIP or will substitute similar awards and such awards would vest in full upon a termination within 24 months following the change in control without cause or by the participant with good reason, as each term is defined by the EIP or (ii) to the extent the surviving entity refuses to assume or substitute such awards, such awards shall become fully vested. The vesting of RSUs in the event of a qualifying termination of employment for named executive officers following a change in control is further described in footnote 4 above and quantified as part of the Change-in-Control Agreement payment in the table above.

Executive Compensation Tables
CEO Pay Ratio
As required by SEC rules, we are disclosing the ratio of our median employee’s annual total compensation to the annual total compensation of our CEO.
We identified our median employee by evaluating 2022 Form W-2s for all individuals, excluding our CEO, who were employed by us on October 1, 2023. We included all employees, whether employed on a full-time, part-time or seasonal basis and assumed no compensation earned in 2022 for employees hired in 2023. We believe that the use of Form W-2 compensation for all employees is an appropriate compensation measure for this purpose because it reasonably reflects annual compensation for our employees.
Once we determined the median employee based on Form W-2 compensation, we calculated annual total compensation for such employee using the same methodology we use for our CEO as set forth in the 2023 Summary Compensation Table above. The SEC rules allow for varying methodologies for companies to identify their median employee. Other companies may have different employment and compensation practices and may utilize different methodologies, estimates and assumptions in calculating their own pay ratios. Therefore, the pay ratios reported by other companies may not be relevant for purposes of comparison to our pay ratio.
CEO to Median Employee Pay Ratio
	President & CEO	Median Employee
Salary	$958,333	$103,333
Overtime Pay	—	—
Stock Awards	2,253,154	—
Nonequity Incentive Plan Compensation	—	—
Change in Pension Value1	2,174,763	18,172
All Other Compensation	—	3,096
TOTAL	$5,386,250	$124,601
CEO Pay to Median Employee Pay Ratio	43:1
1
These amounts are attributable to a change in the value of each individual’s defined benefit pension account balance and do not represent earned or paid compensation. Despite the fact that these amounts are not paid, they are required to be taken into account for purposes of calculating total annual compensation for SEC reporting purposes. Pension values fluctuate over time, can rise or fall year-to-year and are dependent on many variables including market conditions, years of service, earnings and actuarial assumptions such as discount rates.

Executive Compensation Tables
Pay Versus Performance
The following section was prepared in accordance with the SEC’s pay versus performance disclosure rules (Item 402(v) of Regulation S-K) (PvP Rules). The PvP Rules include a specific definition of pay, referred to as Compensation Actually Paid (CAP), which is compared to certain performance measures as required by the PvP Rules. The Company does not use CAP as a basis for making compensation decisions. For a discussion of the Company’s executive compensation policies and programs and an explanation of how executive compensation decisions are made, please refer to the Compensation Discussion and Analysis.
Pay versus performance table
Year	Summary Compensation Table Total for PEO1	Compensation Actually Paid2 to PEO	Average Summary Compensation Table Total for Non-PEO Named Executive Officers3	Average Compensation Actually Paid2 to Non-PEO Named Executive Officers	Value of Initial Fixed $100 Investment Based On:		Net Income (in thousands)	HEI Consolidated Adjusted Net Income5 (in thousands)
					Total Shareholder Return	Peer Group4 Total Shareholder Return
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$5,386,250	$(87,730)	$1,419,395	$242,136	$35	$107	$199,238	$199,238
2022	3,811,515	4,046,729	1,353,755	1,241,936	99	117	241,138	230,562
2021	5,933,523	7,901,297	3,002,679	2,673,496	95	116	246,166	229,909
2020	5,108,212	315,826	1,904,441	794,294	78	99	197,824	225,181
1
2023 and 2022: Mr. Seu; 2021 and 2020: Constance Lau (former HEI CEO).

2
Compensation Actually Paid is calculated as the summary compensation table total for the Principal Executive Officer (PEO) (column (b) above) and average summary compensation table total for the Non-PEO named executive officers (column (d) above), as applicable, with the adjustments to the value of pension and stock adjusted as set out below pursuant to Item 402(v)(2)(iii) of Regulation S-K.*

3
2023: Messrs. DeGhetto, Murao and Ito and Mss. Kimura and Teranishi; 2022: Messrs. Ito, Murao and Gregory Hazelton (former HEI CFO) and Mss. Kimura and Teranishi; 2021: Messrs. Seu, Murao, Hazelton and Richard Wacker (former ASB CEO) and Ms. Teranishi; 2020: Messrs. Seu, Murao, Hazelton and Wacker.

4
Edison Electric Institute Index.

5
HEI Consolidated Adjusted Net Income represents HEI consolidated net income, adjusted to exclude certain items. See paragraphs entitled “Non-GAAP Net Income Metrics” in the Compensation Discussion and Analysis and “Reconciliation of GAAP to Non-GAAP Measures: Incentive Compensation Adjustments,” attached as Exhibit A.

*
Adjustments pursuant to Item 402(v)(2)(iii) of Regulation S-K:

	PEO
	2020	2021	2022	2023
Summary Compensation Table Total	$5,108,212	$5,933,523	$3,811,515	$5,386,250
Pension adjustments:
SCT reversal1	(576,610)	—	(236,512)	(2,174,763)
Service cost2	73,183	79,155	309,997	207,082
Stock adjustments:
SCT reversal3	(2,378,882)	(3,204,098)	(1,830,874)	(2,253,154)
New awards outstanding4	1,758,452	4,141,353	1,919,877	685,662
Change in value of prior year awards5	(1,510,281)	457,298	62,282	(1,366,677)
New awards vested during the year6	—	—	—	—
Vested prior year awards7	(2,158,248)	494,066	10,444	(572,130)
Forfeitures8	—	—	—	—
Compensation Actually Paid	$315,826	$7,901,297	$4,046,729	$(87,730)

Executive Compensation Tables
	Average Non-PEO Named Executive Officers
	2020	2021	2022	2023
Summary Compensation Table Total	$1,904,441	$3,002,679	$1,353,755	$1,419,395
Pension adjustments:
SCT reversal1	(375,524)	(274,111)	—	(205,053)
Service cost2	75,657	81,404	99,567	52,432
Stock adjustments:
SCT reversal3	(611,973)	(817,776)	(576,870)	(609,653)
New awards outstanding4	409,890	755,592	445,932	190,966
Change in value of prior year awards5	(297,021)	62,236	52,989	(318,561)
New awards vested during the year6	—	—	7,681	—
Vested prior year awards7	(311,176)	16,297	(59,380)	(287,390)
Forfeitures8	—	(152,825)	(81,738)	—
Compensation Actually Paid	$794,294	$2,673,496	$1,241,936	$242,136
1
See Item 402(v)(2)(iii)(A) of Regulation S-K.

2
See Item 402(v)(2)(iii)(B)(1)(i) of Regulation S-K.

3
See Item 402(v)(2)(iii)(C)(1) of Regulation S-K.

4 See Item 402(v)(2)(iii)(C)(1)(i) of Regulation S-K.
5
See Item 402(v)(2)(iii)(C)(1)(ii) of Regulation S-K.

6
See Item 402(v)(2)(iii)(C)(1)(iii) of Regulation S-K.

7
See Item 402(v)(2)(iii)(C)(1)iv) of Regulation S-K.

8 See Item 402(v)(2)(iii)(C)(1)(v) of Regulation S-K.
Performance measures used to link company performance to executive compensation
The following performance measures, in our assessment, represent the most important performance measures used by us to link company performance to the compensation paid to our named executive officers for 2023. These performance measures are described in the Compensation Discussion and Analysis, in the tables entitled “2023 Annual Incentive Performance Metrics & Why We Use Them” and “2023-25 Long-Term Incentive Performance Metrics & Why We Use Them.”
HEI PEO1	HEI NON-PEO NEOs2	Utility NEO3	ASB NEO4
HEI consolidated adjusted net income	HEI consolidated adjusted net income	HEI consolidated adjusted net income	HEI consolidated adjusted net income
HEI 3-year average return on average common equity	HEI 3-year average return on average common equity	Utility consolidated net income	ASB adjusted net income
HEI 3-year cumulative EPS	HEI 3-year cumulative EPS	Utility operating metrics	ASB 3-year average return on equity
Utility carbon emissions reduction	Utility carbon emissions reduction	Utility carbon emisions reduction	ASB Return on Assets
HEI relative TSR	HEI relative TSR	HEI relative TSR	HEI relative TSR
1
Mr. Seu

2
Messrs. Murao, Ito and DeGhetto

3
Ms. Kimura

4
Ms. Teranishi

Executive Compensation Tables
Relationship between CAP and financial performance measures in the pay versus performance table.
CAP VERSUS TSR PERFORMANCE 2020-2023
CAP VERSUS NET INCOME 2020-2023
CAP VERSUS HEI CONSOLIDATED ADJUSTED NET INCOME 2020-2023

Proposal No. 3: Approval of the Equity and Incentive Plan, as Amended and Restated
Proposal No. 3: Approval of the Equity and Incentive Plan, as Amended and Restated
On February 9, 2024, the Board, upon the recommendation of the Compensation & Human Capital Management Committee, approved the amendment and restatement of the HEI Equity and Incentive Plan (as amended and restated, the “Restated Plan”), subject to approval of HEI’s shareholders. The Company is submitting the Restated Plan for shareholder approval to: (i) extend the term of the original 2010 Equity and Incentive Plan (the “2010 Plan”), as amended and restated in 2014 (the “Existing Plan”) to February 9, 2034, and (ii) include as eligible participants nonemployee directors and consultants and also all employees rather than just regular full-time employees.
The Company is not requesting any additional shares to be available for issuance under the Restated Plan at this time. The amendments being made will ensure that the Company can continue its long-held approach to pay-for-performance through granting equity to individuals whose contributions are essential to the growth and success of the Company and to make the other changes that are included in the Restated Plan attached to this Proxy Statement as Exhibit B. If the Restated Plan is not approved by the Company’s shareholders, the Existing Plan will terminate on May 7, 2024 pursuant to its terms, although awards granted under the Existing Plan before that date will continue to apply in accordance with their terms.
The purpose of the Restated Plan is to promote the long-term success of HEI and its affiliates and the creation of shareholder value by:
•
attracting and retaining competent and dedicated persons whose efforts will result in the long-term growth and profitability of HEI;

•
motivating such persons to faithfully and diligently perform their responsibilities; and

•
providing an additional incentive to selected nonemployee directors, employees and consultants of HEI or its affiliates, in order to strengthen the commitment of such persons to HEI and its affiliates over the long-term.

Capitalized terms used but not otherwise defined in this Proposal have the meaning given to such terms in the Restated Plan.
Your Board recommends that you vote FOR the Equity and Incentive Plan, as Amended and Restated.
Summary of the proposed amendments
The 2010 Plan was originally adopted in 2010 and was last amended in 2014. The Restated Plan has now been further modified in several respects subject to shareholder approval. The following is a summary of the more significant proposed amendments, the first two of which require shareholder approval:
•
Change to Eligible Employees and Participation by Nonemployee Directors and Consultants. Change the population of eligible employees from regular, full-time employees to all employees and authorize nonemployee directors of HEI and consultants of HEI and its affiliates to participate along with employees of HEI and its affiliates.

•
Extend the Term. Provide that the Restated Plan will terminate on February 9, 2034, the tenth anniversary of its adoption by the Board subject to shareholder approval.

•
Permit Delegation of Administrative Authority. Permit the Compensation & Human Capital Management Committee (or other administrator) to delegate its administrative authority to its members, officers of HEI or other agents, subject to certain limitations.

•
Remove Code Section 162(m) Deadwood. Eliminate provisions historically designed to address concerns raised by Code Section 162(m), which no longer apply given intervening changes to the Code.

•
Adjust Minimum Vesting Requirements. Eliminate provisions that generally require awards other than performance awards to vest over a minimum period of three years rather than one, such that generally all awards must now vest over a minimum period of one year, provided that (i) awards to nonemployee directors will not be subject to any minimum vesting requirement and (ii) as under the Existing Plan, a certain additional number of awards may be made without any minimum vesting requirement and the minimum vesting requirements will not apply in the case of the death, disability, retirement of a participant or a change in control of HEI.

Effect of shareholder approval
Shareholders will be approving all of the amendments described in the preceding section, including the change in the eligible participant population and the extension of the term to February 9, 2034.
If the adoption of the Restated Plan is not approved by shareholders, the Existing Plan will terminate effective May 7, 2024, though awards granted under the Existing Plan before that date will continue to apply in accordance with their terms.

Proposal No. 3: Approval of the Equity and Incentive Plan, as Amended and Restated
Summary of the Restated Plan’s Provisions
The following description of the Restated Plan is qualified in its entirety by reference to the applicable provisions of the Restated Plan, which is attached to this Proxy Statement as Exhibit B.
Participants
Under the Restated Plan, awards may be granted to any employee, nonemployee director or consultant of HEI or any of its controlled affiliates. As of December 31, 2023, there were approximately 3,706 employees and 14 nonemployee directors who would have been eligible for grants if selected as an eligible “Participant” by the Plan administrator. The number of consultants is difficult to determine with precision because the Company has not historically tracked such number for this purpose; moreover, because there is no history of equity incentive grants to such individuals under the Plan, and because grants are made in the discretion of the Compensation & Human Capital Management Committee, it is not possible to predict how many consultants, if any, will be granted awards under the Plan if the amendments are approved, but it is not presently expected that such number would exceed approximately 20. Currently, there are no plans to make any such awards.
During 2023, the market price of the Company’s stock declined by approximately 66%, and significant volatility in the stock price may continue for an extended period of time. Given this volatility, the current number of authorized shares available under the Director Plan may be insufficient to support future grants under the Director Plan following the 2024 grants, and permitting nonemployee directors to participate under the Restated Plan will ensure that the Company remains able to grant equity incentive awards to its nonemployee director.
Administration
The Restated Plan will be administered by the Board or, if delegated by the Board, the Compensation & Human Capital Management Committee or another Committee of the Board or a subcommittee thereof. Subject to the discretion of the Board, any such Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other qualifications required by the applicable stock exchange on which the Company’s shares are listed.
In addition, to the extent permitted by applicable law, the applicable administrator may delegate some or all of its power and authority under the Restated Plan to one or more of its members or to one or more officers of the Company, or to one or more agents or advisors, and the administrator or any individuals to whom it has delegated duties or powers may employ one or more individuals to render advice with respect to any responsibility that the administrator or such individuals may have under the Restated Plan. Moreover, any Committee administering the Restated Plan may, by resolution, authorize the Chief Executive Officer of the Company or one or more other officers of the Company to do one or both of the following on the same basis as can such Committee: designate eligible recipients other than nonemployee directors to be recipients of awards and determine the size of any such awards; provided, however, (i) the Committee may not delegate its power and authority with respect to awards to officers subject to Section 16 of the Exchange Act or to the extent prohibited by applicable law, regulation or rule of a stock exchange on which the Company’s shares are listed; (ii) the resolution providing such authorization sets forth the total number of shares underlying awards such officer(s) may grant; and (iii) such delegate shall report periodically to the Committee regarding the nature and scope of the awards granted pursuant to the authority delegated.
Pursuant to the terms of the Restated Plan and subject to the restrictions set forth in the Restated Plan and in any delegation of authority of administrative authority, such plan “administrator” will have the power and authority, without limitation, to:
•
determine the types of awards to be granted and the terms and provisions of award agreements;

•
designate Participants;

•
determine the number of shares of HEI Common Stock to be covered by awards, and the terms, provisions, conditions, restrictions and performance goals (if any) relating to any award;

•
determine whether, to what extent and under what circumstances an award may be settled in cash, shares of HEI Common Stock or other securities and the methods by which awards may be settled, exercised, cancelled, forfeited, accelerated, exchanged or surrendered;

•
permit the deferral of all or any portion of the cash or shares of HEI Common Stock that are payable under an award;

•
construe and interpret the Restated Plan and any award and prescribe, amend and rescind rules and regulations relating to the Restated Plan;

•
determine the fair market value of an award; and

•
make all other determinations deemed necessary or desirable for the administration of the Restated Plan.

All decisions made by the administrator pursuant to the provisions of the Restated Plan will be final, conclusive and binding on all persons, including HEI and the Participants. The Plan shall be governed by and construed in accordance with the laws of the State of Hawai‘i, without giving effect to principles of conflicts of law of such state.

Proposal No. 3: Approval of the Equity and Incentive Plan, as Amended and Restated
Shares reserved for issuance, award limitations, minimum vesting requirements and substitute awards
Shares reserved for issuance. The Company is not requesting that any additional shares be made available for issuance under the Restated Plan. As of March 1, 2024, there were 1,580,320 shares of common stock remaining available for future grants under the Existing Plan and 925,474 shares subject to outstanding awards (assuming maximum performance under performance awards, reduced by the estimated number of shares withheld for taxes), some or all of which may again become available for future issuance.
As under the Existing Plan: if any shares subject to an award under the Restated Plan are forfeited, cancelled, exchanged or surrendered, or if an award otherwise terminates or expires without a distribution of shares to a Participant, the shares with respect to such award will again be available for awards under the Restated Plan on a one-for-one basis; if any award is settled in part or in full in cash, the shares settled in cash will again be available for issuance in connection with future awards granted under the Restated Plan on a one-for-one basis; and in the event (i) any award granted under the Restated Plan is exercised through the tendering or withholding of shares, or (ii) withholding tax liabilities arising from any award are satisfied by the tendering of shares or by the withholding of shares by the Company, then the shares so tendered or withheld will be added back to the shares available for grant under the Restated Plan on a one-for-one basis.
All shares may be made subject to awards of incentive stock options. The shares may be authorized but unissued HEI Common Stock or shares that have been or may be reacquired by the Company in the open market, in private transactions or otherwise.
The closing per share price of HEI Common Stock on the New York Stock Exchange on March 1, 2024 was $11.95. The Restated Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained in the Restated Plan shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.
Award limitations. Annual award limits imposed on employees under the Existing Plan have been eliminated under the Restated Plan, and there are no such limits on awards granted to consultants. However, during any calendar year no nonemployee director shall be granted share-settled awards with a grant date fair value for financial reporting purposes in excess of $500,000.
Minimum vesting requirements. Awards granted under the Restated Plan shall vest over a minimum period of one year; provided that in the event of a change in control or in the event of a Participant’s death, disability or retirement, no minimum vesting period shall be required and, further, no awards granted to nonemployee directors need be made subject to a minimum vesting requirement and up to 67,718 shares (5% of the shares available for future awards as of March 1, 2014, less the number shares subject to awards granted out of such pool thereafter) may be made subject to awards without minimum vesting requirements.
Substitute Awards. “Substitute Awards,” as defined below and in the Restated Plan, will not reduce the shares authorized for grant under the Restated Plan or the limitations on grants to a Participant, nor will shares subject to a Substitute Award be added back to the shares available for awards under the Restated Plan. Additionally, in the event that a company acquired by the Company (or any Subsidiary or with which the Company or any Subsidiary combines) has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for awards under the Restated Plan and shall not reduce the shares authorized for grant under the Restated Plan (and shares subject to such awards shall not be added back to the shares available for awards under the Restated Plan); provided that awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were employees or directors of such other company immediately prior to such acquisition or combination. For this purpose, “Substitute Awards” means awards granted or shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company (or any Subsidiary or with which the Company or any Subsidiary combines).
Awards
The Restated Plan, like the Existing Plan, allows for the grant of the following types of awards: Restricted Shares; Restricted Stock Units; Performance Shares; Options (including Incentive Stock Options); Share Appreciation Rights; Other Share-Based awards and Other Cash-Based awards.
Restricted Shares, Restricted Stock Units and Performance Shares
The grant of each award of Restricted Shares, Restricted Stock Units and Performance Shares will be memorialized in an award agreement, containing such terms and conditions as the administrator will determine. The administrator will have sole and complete authority to determine the Participants to whom awards of Restricted Shares, Restricted Stock Units and Performance Shares will be granted under the Restated Plan, the number of shares to be subject to the awards and the terms and conditions of the awards, including whether the vesting of such an award will be restricted by time or subject to the attainment of one or more performance goals. The Restricted Shares, Restricted Stock Units and Performance Shares will be subject to restrictions and conditions pursuant to the Restated Plan and as determined by the administrator at the time of grant or, subject to Code Section 409A, at a later time.
The administrator may, subject to certain limitations in the Restated Plan, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the administrator may determine

Proposal No. 3: Approval of the Equity and Incentive Plan, as Amended and Restated
in the event of (i) the attainment of certain performance related goals and/or (ii) the Participant’s retirement, death or disability. Notwithstanding the foregoing, the outstanding awards may be subject to certain adjustments in special circumstances and upon a change in control, as provided in the Restated Plan.
Except as provided in the applicable award agreement, the Participant will generally have the rights of a shareholder of HEI with respect to Restricted Shares or Performance Shares during the restricted period. The Participant will generally not have the rights of a shareholder with respect to shares subject to Restricted Stock Units during the restricted period. However, unless otherwise provided in an award agreement and in any event subject to Code Section 409A, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any award of Restricted Shares, Restricted Stock Units or Performance Shares shall either (i) not be paid or credited or (ii) be accumulated, and shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Shares, Restricted Stock Units or Performance Shares with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse. An award agreement may provide that an amount equal to dividends declared during the restricted period with respect to the number of shares covered by Restricted Stock Units will be paid to the Participant at the same time as dividends are paid to HEI’s shareholders generally, provided that the Participant is then providing services to HEI or any affiliate of HEI.
Options
If Options are granted, the grant of each Option will be memorialized in an award agreement, containing such terms and conditions as the administrator will determine. The administrator will have sole and complete authority to determine the Participants to whom Options will be granted under the Restated Plan, the number of shares to be subject to Options and the terms and conditions of Options (including whether the Option is an incentive stock option), provided that the exercise price of each Option may not be less than 100% of the Fair Market Value of the underlying HEI Common Stock on the date of grant. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Code Section 424(d)) more than 10% of the combined voting power of all classes of stock of HEI or of any of its subsidiaries and an incentive stock option is granted to such Participant, the exercise price of such an incentive stock option (to the extent required at the time of grant by the Code), except for Substitute Awards, will be no less than 110% of the Fair Market Value of the HEI Common Stock on the date such incentive stock option is granted. The term of any Option granted under the Restated Plan may not exceed 10 years, provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Code Section 424(d)) more than 10% of the combined voting power of all classes of stock of HEI or of any of its subsidiaries and an incentive stock option is granted to such employee, the term of such incentive stock option (to the extent required by the Code at the time of grant) will be no more than 5 years from the date of grant.
Options may be exercised in whole or in part by giving written notice of exercise to HEI specifying the number of shares to be purchased, accompanied by payment in full of the aggregate exercise price of the shares so purchased in cash or its equivalent. As determined by the administrator, in its sole discretion, payment for any Options in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the administrator (including the withholding of shares otherwise issuable upon exercise), (ii) in the form of unrestricted shares already owned by the Participant subject to certain conditions, (iii) any other form of consideration approved by the administrator and permitted by applicable law or (iv) any combination of the foregoing. A Participant will have no rights to dividends or any other rights of a shareholder with respect to the shares subject to an Option until the Participant has given written notice of exercise, paid in full for such shares and satisfied the requirements of the Restated Plan and Option agreement, and the shares are delivered to the Participant.
To the extent that the aggregate Fair Market Value of shares of HEI Common Stock with respect to which incentive stock options granted to a Participant under the Restated Plan and all other option plans of HEI or of any subsidiary of HEI become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (as determined in accordance with Code Section 422(d)), the portion of such incentive stock options in excess of $100,000 will be treated as a nonqualified stock option.
Share Appreciation Rights
Share Appreciation Rights may be granted either alone (Free Standing Rights) or in conjunction with all or part of any Option granted under the Restated Plan (Related Rights). Subject to Code Section 409A, in the case of nonqualified stock options, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an incentive stock option, Related Rights may be granted only at the time of the grant of the incentive stock option. The administrator will determine the Participants to whom, and the time or times at which, grants of Share Appreciation Rights will be made, the number of shares to be awarded, the price per share and all other conditions of Share Appreciation Rights. Share Appreciation Rights will contain such additional terms and conditions, not inconsistent with the terms of the Restated Plan, as the administrator will deem desirable, as set forth in an award agreement. Notwithstanding the foregoing, no Related Right may be granted for more shares than are subject to the Option to which it relates and any Share Appreciation Right, except for Substitute Awards, must be granted with an exercise price not less than the Fair Market Value of the underlying HEI Common Stock on the date of grant.
A Participant will have no rights to dividends or any other rights of a shareholder with respect to the shares subject to a Share Appreciation Right until the Participant has given written notice of its exercise, paid in full for such shares and satisfied the requirements of the Restated Plan and the award agreement and the shares are delivered to the Participant.
Upon the exercise of a Free Standing Right, the Participant will be entitled to receive up to, but not more than, that number of shares equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Right multiplied by the number of shares in respect of which the Free Standing Right is being exercised.

Proposal No. 3: Approval of the Equity and Incentive Plan, as Amended and Restated
Share Appreciation Rights that are Related Rights will be exercisable only at such time or times and to the extent that the Options to which they relate are exercisable. A Related Right granted in connection with an incentive stock option will be exercisable only if and when the Fair Market Value of shares of the HEI Common Stock subject to the incentive stock option exceeds the exercise price of such Option. A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option, upon which the Participant will be entitled to receive up to that number of shares equal in value to the excess of the Fair Market Value as of the date of exercise over the exercise price specified in the related Option multiplied by the number of shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, will no longer be exercisable to the extent the Related Rights have been so exercised.
The administrator may determine to settle the exercise of a Share Appreciation Right in cash in lieu of shares (or in any combination of shares and cash). The term of each Related Right will be the term of the Option to which it relates, and no Share Appreciation Right will be exercisable more than 10 years after the date such right is granted.
Other Share-Based or Cash-Based Awards
The administrator is authorized to grant awards to Participants in the form of Other Share-Based awards or Other Cash-Based awards, as deemed by the administrator to be consistent with the purposes of the Restated Plan and as evidenced by an award agreement. The administrator will determine the terms and conditions of such awards, consistent with the terms of the Restated Plan, at the date of grant or soon thereafter, including any performance goals and performance periods.
Change in Control
Except as otherwise provided in an award agreement or in an individual agreement between a Participant and HEI, in the event of a change in control of HEI, the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) will assume all awards outstanding under the Restated Plan or will substitute similar awards. Any such assumed or substituted award will provide that, if the Participant’s employment with HEI or an affiliate of HEI (or any successor) is terminated within 24 months following the change in control by HEI or an affiliate without Cause or by the Participant with Good Reason, the award will become fully vested and exercisable and all restrictions on such awards will immediately lapse (with all performance goals or other vesting criteria deemed achieved at 100% of target levels), and each such award that is an Option or Share Appreciation Right will remain exercisable for not less than one year following such termination of employment.
To the extent the surviving entity (or acquiring entity or parent company, as the case may be) refuses to assume or substitute outstanding awards:
•
all outstanding awards will become fully vested and exercisable and all restrictions on such awards will immediately lapse (with all performance goals or other vesting criteria deemed achieved at 100% of target levels);

•
with respect to Options and Share Appreciation Rights, the Participant will have the right to exercise such awards for a period of time determined by the administrator, or will be entitled to receive an amount in cash equal to the excess (if any) of the number of shares subject to such awards multiplied by the per share consideration paid as of the date of the occurrence of the change in control for the shares, minus the aggregate exercise price of such awards; and

•
all awards not assumed, continued or substituted will terminate upon the change in control.

Transferability of awards
Awards will not be transferable by a Participant except by will or the laws of descent and distribution and will be exercisable during the lifetime of a Participant only by such Participant or his or her guardian or legal representative.
Amendment or termination of the Restated Plan; prohibition on repricing
The Board may amend, alter or terminate the Restated Plan, or amend an award, at any time, but no amendment, alteration or termination may be made that would impair the rights of a Participant under any award without such Participant’s consent. Shareholder approval is required for any amendment that would increase the total number of shares (unless pursuant to an equitable adjustment as set forth in the Restated Plan), materially increase plan benefits, materially alter eligibility provisions or extend the maximum Option term under the Restated Plan, or as otherwise required by law or applicable rule.
Other than certain equitable adjustments as provided in the Restated Plan, the administrator may not without the approval of the Company’s shareholders: (a) reduce the exercise price of an outstanding Option or Share Appreciation Right after it is granted; (b) cancel an Option or Share Appreciation Right when the exercise price exceeds the Fair Market Value of one share in exchange for cash or the grant of a new award (other than in connection with a change in control); or (c) take any other action with respect to an Option or Share Appreciation Right that would be treated as a repricing under the rules and regulations of the applicable stock exchange on which the Company’s shares are listed.
Term of the Restated Plan
If the shareholders approve this Restated Plan, no awards may be made on or after February 9, 2034, the tenth anniversary of its adoption by the Board, subject to shareholder approval, but awards made before February 9, 2034 may extend beyond such date.

Proposal No. 3: Approval of the Equity and Incentive Plan, as Amended and Restated
Federal income tax consequences
The following discussion of certain relevant federal income tax effects applicable to options, share appreciation rights and some other awards granted under the Restated Plan is a summary only, and reference is made to the Code and the applicable regulations and rulings thereunder for a complete statement of all relevant federal tax provisions.
Options. With respect to nonqualified stock options, the grantee will recognize no income upon grant of the option, and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of option exercise over the amount paid by the grantee for the shares. Upon a subsequent disposition of the shares received under the option, the grantee generally will recognize capital gain (or loss) to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.
In general, no taxable income is realized by a grantee upon the grant of an incentive stock option. If shares are issued to a grantee (option shares) pursuant to the exercise of an incentive stock option granted under the Restated Plan and the grantee does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the grantee (disqualifying disposition), then, generally (i) the grantee will not realize ordinary income upon exercise and (ii) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such grantee as capital gain (or loss). The amount by which the fair market value of the HEI Common Stock on the exercise date of an incentive stock option exceeds the purchase price generally will constitute an item which increases the grantee’s “alternative minimum taxable income” (as defined in the Code).
If option shares acquired upon the exercise of an incentive stock option are disposed of in a disqualifying disposition, the grantee generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares) over the exercise price paid for the option shares.
Subject to certain exceptions, an option generally will not be treated as an incentive stock option if it is exercised more than three months following termination of employment. If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, such option will be treated as a nonqualified stock option as discussed above.
In general, HEI will receive an income tax deduction at the same time and in the same amount as the employee recognizes ordinary income. Note that a qualifying exercise of an incentive stock option will neither generate ordinary income for the employee nor a tax deduction for HEI.
Share Appreciation Rights. The recipient of a grant of share appreciation rights will not realize taxable income and HEI will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the exercise of a share appreciation right, the recipient will realize ordinary income equal to the fair market value of any shares received at the time of exercise. In general, HEI will be entitled to a corresponding deduction, equal to the amount of income realized.
Code Section 409A. Section 409A to the Code imposes restrictions on “nonqualified deferred compensation” (as defined in Code Section 409A). Generally, options and share appreciation rights with an exercise price at least equal to the fair market value of the underlying stock on the date of grant and restricted stock will not be considered deferred compensation if such awards do not include any other feature providing for the deferral of compensation. Failure to follow the provisions of Code Section 409A can result in taxation to the grantee of a 20% additional income tax and interest on the taxable amount and, depending on the state, additional state taxes. It is intended that payments and benefits under the Restated Plan comply with or be exempt from Code Section 409A. If taxes or penalties under Code Section 409A are imposed on a grantee in connection with the Restated Plan, such grantee will be solely responsible and liable for the satisfaction of all such taxes and penalties, and neither HEI nor any affiliate will have any obligation to indemnify or otherwise hold the grantee (or any beneficiary) harmless from any or all of such taxes or penalties.
Restricted Shares, Restricted Stock Units or Performance Shares. Grants of restricted shares or restricted stock units are generally not taxable to Participants at the time of grant and the Company generally claims no deduction at that time. The Company receives a deduction and the Participant recognizes taxable income equal to the fair market value of the stock at the time the restrictions lapse (i.e., at the time the restricted shares or restricted stock units vest). However, in the case of restricted shares only, the Participant may elect, within thirty days of notification of the award, to recognize the income on the award date, in accordance with Code Section 83(b) (an “83(b) election”). If the participant makes an 83(b) election, the Company receives a corresponding deduction at the time of grant. Any dividends received on restricted shares prior to the date the Participant recognizes income on the stock are taxable compensation income when received and the Company is entitled to a corresponding tax deduction at such time.
The grant of restricted shares, restricted stock units or performance shares that are subject to performance measures generally does not result in taxable income to the Participant at the time of grant. Following the completion of the performance period, the award is determined and paid or distributed. The full value paid or distributed is treated as ordinary income, and the Company is entitled to a corresponding tax deduction at such time.
New Plan Benefits
The benefits to be derived under the Restated Plan by Participants cannot be determined, since the ultimate value of awards under the Restated Plan depends on several factors, including the market value of HEI Common Stock, and future grants under the Restated Plan will be made at the sole discretion of the administrator, based on a variety of considerations.

Proposal No. 3: Approval of the Equity and Incentive Plan, as Amended and Restated
To date, no Options or Share Appreciation Rights have been granted since original adoption of the 2010 Plan.
Equity Compensation Plans
Information as of December 31, 2023 about HEI Common Stock that may be issued under all of the Company’s equity compensation plans was as follows:
Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights1	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights2 ($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities to be issued as reflected in column (1))2
Equity compensation plans approved by the Company’s shareholders	536,151	$—	2,288,689
Equity compensation plans not approved by the Company’s shareholders	—	—	—
TOTAL	536,151	$—	2,288,689
1
This column includes the number of shares of HEI Common Stock which may be issued under the HEI 2010 Equity Incentive Plan, as amended (EIP) on account of awards outstanding as of December 31, 2023, including:

EIP
132,369	Restricted stock units plus estimated compounded dividend equivalents (if applicable)*
403,782	Shares to be issued in February 2024, 2025 and 2026 under the 2021-23, 2022-24 and 2023-25 LTIPs, respectively, plus compounded dividend equivalents**
536,151
*
Under the EIP as of December 31, 2023, RSUs count as one share against shares available for issuance less estimated shares withheld for taxes under net share settlement, which again becomes available for the issuance of new shares on a one-to-one basis.

**
For shares to be issued in February 2025 and 2026 under the 2022-24 and 2023-25 LTIPs, respectively, the number of shares to be issued assumes that applicable performance goals are achieved and shares are issued at maximum levels, reduced by the estimated number of shares withheld for taxes.

2
This represents the number of shares available as of December 31, 2023 for future awards, including 2,120,512 shares available for future awards under the EIP and 168,177 shares available for future awards under the 2011 Nonemployee Director Plan.

Stock Ownership Information
Stock Ownership Information
Security ownership of certain beneficial owners
The table below shows the number of shares of HEI Common Stock beneficially owned as of February 13, 2024 (or such other date as indicated below) by (a) each person known by HEI to own beneficially more than five percent of the outstanding shares of HEI Common Stock, (b) each director who is a current director or is a director nominee and each named executive officer and (c) all directors and executive officers as a group, based in part on information furnished by the respective shareholders. No HEI directors, director nominees or executive officers own any shares of Preferred Stock of HEI’s wholly-owned subsidiary, Hawaiian Electric. Unless otherwise indicated, the address of each person named in the table below is c/o Hawaiian Electric Industries, Inc., 1001 Bishop Street, Honolulu, Hawai‘i 96813.
AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP OF HEI COMMON STOCK
Name of Individual or Group	Sole Voting or Investment Power	Shared Voting or Investment Power1	Other Beneficial Ownership2	Restricted Stock Units3	Total	Percent of Class
BlackRock, Inc.4	6,232,689				6,232,689	5.66
The Vanguard Group, Inc.5	10,703,784	194,645			10,898,429	9.89
Nonemployee directors
Celeste A. Connors	13,681				13,681	*
Thomas B. Fargo		39,715			39,715	*
Elisia K. Flores	12,999				12,999	*
Peggy Y. Fowler		52,129			52,129	*
Micah A. Kāne	20,518				20,518	*
William James Scilacci, Jr.	14,726				14,726	*
Employee director and Named Executive Officer
Scott W. H. Seu	35,533		458	16,768	52,759	*
All other Named Executive Officers
Scott T. DeGhetto	—			—	—	*
Paul K. Ito**	14,423			6,266	20,689	*
Kurt K. Murao	32,018			6,969	38,987	*
Ann. C. Teranishi	25,432	46		5,574	31,052	*
Shelee M.T. Kimura	19,460	1,358		8,925	29,743	*
All directors and executive officers as a group (11 persons)**	174,367	93,248	458	38,236	306,309	*
*
Less than 1%

**
Mr. Ito resigned as CFO of HEI and became CFO of Hawaiian Electric effective October 2023 and, thus, is included as a named executive officer of HEI for 2023, but not as a current executive officer.

1
For individuals, includes (i) shares registered in name of the individual and spouse and/or (ii) shares registered in trust with the individual and spouse serving as co-trustees.

2
Shares owned by spouse, children or other relatives sharing the home of the director or officer in which the director or officer disclaims beneficial interest.

3
Includes the number of shares that the individuals named above had a right to acquire as of or within 60 days after February 13, 2024 pursuant to Restricted Stock Units and related dividend equivalent rights thereon, including shares which retirement eligible individuals have a right to acquire upon retirement. These shares are included for purposes of calculating the percentage ownership of each individual named above and all directors and executive officers as a group, but are not deemed to be outstanding as to any other person.

4
Based solely on information provided in a Schedule 13G report filed on January 29, 2024 by BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

5
Based solely on information provided in a Schedule 13G report filed on February 13, 2024 by The Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, PA 19355.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires HEI’s executive officers, directors and persons who own more than ten percent of a registered class of HEI’s equity securities to file reports of ownership and changes in ownership with the SEC. Such reporting persons are also required by SEC regulations to furnish HEI with copies of all Section 16(a) forms they file. Based solely on its review of such forms provided to it, HEI believes that each of the persons required to comply with the Section 16(a) reporting requirements with regard to HEI complied with such reporting requirements for 2023, except for one Form 3 filed late for Bruce Tamashiro upon his appointment as Controller effective in August 2023, and one Form 4 filed late for Ms. Otani reporting shares granted to her upon her appointment to the Board effective in January 2023.

Other Relationships and Related Person Transactions
Other Relationships and Related Person Transactions
Related person transaction policy
The Board has adopted a related person transaction policy that is included in HEI’s Corporate Code of Conduct, which is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). The related person transaction policy is specific to transactions between the Company and related persons such as executive officers and directors, their immediate family members or entities with which they are affiliated in which the amount involved exceeds $120,000 and in which any related person had or will have a direct or indirect material interest. Under the policy, the Board, acting through the Nominating and Corporate Governance Committee, may approve a related person transaction involving a director or an officer or other related person if the Board determines in advance that the transaction is not inconsistent with the best interests of HEI and its shareholders and is not in violation of HEI’s Corporate Code of Conduct.
Family relationships between any HEI executive officer, director and nominee for director
There are no family relationships between any HEI executive officer, director or nominee for director.
Arrangements or understandings between any HEI executive, director or director nominee and another person pursuant to which such executive, director or director nominee was selected
There are no arrangements or understandings between any executive officer, director or director nominee of HEI and any other person pursuant to which such executive officer, director or director nominee was selected.
Related person transactions with HEI or its subsidiaries
ASB has made loans and extensions of credit to directors and executive officers, members of their immediate families and affiliated entities in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and which did not involve more than the normal risk of collectability or present other unfavorable features.

Audit & Risk Committee Report
Audit & Risk Committee Report
The Audit & Risk Committee is responsible for providing independent, objective oversight of HEI’s accounting functions and internal controls. It operates and acts under a written charter, which was adopted and approved by the Board and is available for review at www.hei.com/govdocs (documents referenced as being available on HEI’s website are not incorporated herein). The Board has determined that the three directors currently serving on the Audit & Risk Committee (Mr. Scilacci, Ms. Connors and Ms. Flores) meet the independence and other qualification requirements of the NYSE Listed Company Manual and applicable securities laws. Mr. Scilacci and Ms. Flores have also been determined by the Board to be “audit committee financial experts” on the Audit & Risk Committee. In addition, the Audit & Risk Committee has authority to retain its own independent legal counsel and accounting advisers at HEI’s expense.
The Audit & Risk Committee assists the Board with its financial and risk oversight responsibilities. As part of its responsibilities for the oversight of the risk management process, the Audit & Risk Committee has reviewed and discussed the Company’s enterprise risk assessment and risk management framework, including discussions regarding significant risks and management plans to address these risks. As part of its risk management oversight responsibility, the Audit & Risk Committee oversees cybersecurity risk. To support the Audit & Risk Committee with this oversight responsibility, the Audit & Risk Committee formed a non-fiduciary cybersecurity working group comprised of directors from HEI, the Utility and ASB boards to assist the Audit & Risk Committee in monitoring the condition and effectiveness of the Company’s cybersecurity program and evolving cybersecurity risks.
Management has the primary responsibility for HEI’s consolidated financial statements and reporting process, including the systems of internal control. The independent registered public accounting firm has the responsibility for expressing opinions on HEI’s consolidated financial statements and on the Company’s internal control over financial reporting based on its integrated audits.
Independence and retention of registered public accounting firm and recommendation to include financial statements in Form 10-K
The Audit & Risk Committee is responsible for the appointment, compensation, retention and oversight of the Company’s independent auditor. The Audit & Risk Committee is also involved in the selection of the independent auditor’s lead audit partner. The Audit & Risk Committee recognizes the importance of maintaining the independence of the Company’s independent auditor, both in fact and appearance. Annually, the Audit & Risk Committee reviews the independent auditor’s qualifications, performance and independence in connection with the committee’s determination of whether to retain the independent auditor. In its evaluation, the Audit & Risk Committee considers several factors, including, but not limited to:
•
the independent auditor’s capabilities and technical expertise and knowledge of the Company’s operations and the industries in which it conducts its business;

•
service levels, quality and efficiency of the audit performed by the independent auditor, including the results of an internal survey of the independent auditor’s performance;

•
external information relating to audit quality and performance, such as the most recent Public Company Accounting Oversight Board (PCAOB) report on the independent auditor;

•
the appropriateness of audit fees compared to the value received, as well as evaluating fees on both an absolute basis and as compared to peers;

•
if applicable, an evaluation of the independent auditor’s known legal risks and significant proceedings; and

•
the independent auditor’s independence.

Deloitte & Touche LLP (Deloitte), the Company’s independent registered public accounting firm, provided the Audit & Risk Committee with written disclosures and a letter regarding its independence from management as required by professional standards and other regulatory requirements, including applicable requirements of the PCAOB. Based on its review of the disclosure statements and discussions with Deloitte, including the consideration of whether Deloitte’s provision of non-audit services to the Company is compatible with maintaining independence, the Audit & Risk Committee satisfied itself as to the independence of the external auditor. In addition, based on the committee’s annual evaluation of Deloitte, the Audit & Risk Committee believes that it is in the best interests of the Company and its shareholders to retain Deloitte to serve as the Company’s independent auditor for the year ending December 31, 2024.
In connection with its responsibilities, the Audit & Risk Committee held nine regular meetings and no special meetings in 2023 with management and Deloitte. In its meetings with management and Deloitte, the Audit & Risk Committee’s review and discussion included the audited consolidated financial statements, audit plan and the quality and adequacy of internal controls. Discussions with Deloitte included the matters required by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, such as the audit strategy and results of the audit.
The Audit & Risk Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. Rather, in performing its oversight functions, the Audit & Risk Committee necessarily relies on the work and assurances of the Company’s management and internal audit group as well as the Company’s independent auditor whose reports express opinions on the conformity of the Company’s annual financial statements with U.S. generally accepted accounting principles and on the effectiveness of internal control over financial reporting. Based on its reviews and discussions with management and Deloitte described herein and review of Deloitte’s representations and disclosures, the Audit & Risk Committee recommended to the Board of Directors that HEI’s

Audit & Risk Committee Report
audited consolidated financial statements be included in HEI’s 2023 Form 10-K. The Audit & Risk Committee also recommended that Deloitte be re-appointed as the Company’s independent registered public accounting firm for the year ending December 31, 2024 and serve until the Company’s annual meeting of shareholders in 2025 and that the Board submit this appointment to the Company’s shareholders for ratification at the Annual Meeting.
Audit & Risk Committee
William James Scilacci, Jr., Chair
Celeste A. Connors
Elisia K. Flores

Proposal No. 4: Ratification of Appointment of Independent Registered Public Accounting Firm for 2024
Proposal No. 4: Ratification of Appointment of
Independent Registered Public Accounting Firm for 2024
At the 2024 Annual Meeting, the shareholders will be asked to ratify the appointment of Deloitte as HEI’s independent registered public accounting firm for the year ending December 31, 2024 and thereafter until its successor is appointed. Representatives of Deloitte are expected to be present at the 2024 Annual Meeting and will have the opportunity to make statements if they desire to do so and to respond to appropriate questions.
Auditors’ fees
The following table sets forth the fees paid or payable to Deloitte, the Company’s independent registered public accounting firm for 2022 and 2023:
	2022		2023
	Fees	%	Fees	%
Audit fees (principally consisted of fees associated with the audits of HEI, Hawaiian Electric and ASB consolidated financial statements and internal control over financial reporting (Sarbanes-Oxley Act of 2002, Section 404), quarterly reviews and additional work performed related to Maui Windstorm and Wildfire	$3,153,000	97	$3,916,000	97
Audit-related fees (primarily consisted of fees associated with agreed upon procedures)	97,000	3	111,000	3
Tax fees (consisted of tax consulting)	—	—	20,000	—
All other fees	—	—	—	—
	$3,250,000	100	$4,047,000	100

Pursuant to its charter, the Audit & Risk Committee preapproves all audit and permitted non-audit services to be performed by the independent registered public accounting firm. The Audit & Risk Committee may delegate this responsibility to one or more of its members, provided that such member or members report any such preapprovals to the full Audit & Risk Committee at its next regularly scheduled meeting. All of the amounts set forth in the table above were preapproved. In addition, the Audit & Risk Committee reviewed the professional fees billed by Deloitte and determined that the provision of non-audit services was compatible with the maintenance of the auditor’s independence.
In the event the appointment of Deloitte is not ratified, the Audit & Risk Committee will reconsider its selection, but may decide to maintain the appointment of Deloitte. Even if the selection is ratified, the Audit & Risk Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit & Risk Committee believes that such a change would be in the best interests of HEI’s shareholders.
Your Audit & Risk Committee and Board recommend that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2024.

About the 2024 Annual Meeting
Proxy Statement
HEI is soliciting proxies for the 2024 Annual Meeting scheduled for Monday, May 13, 2024, at 8:00 a.m., Hawai‘i Time. The 2024 Annual Meeting will be conducted virtually, entirely via live audio webcast. The mailing address of the principal executive offices of HEI is P.O. Box 730, Honolulu, Hawai‘i 96808-0730.
The approximate mailing date for this Proxy Statement, form of proxy and 2023 Annual Report to Shareholders is March 29, 2024. The 2023 Annual Report to Shareholders accompanying this Proxy Statement is not considered part of the proxy soliciting material.
About the 2024 Annual Meeting

TIME AND DATE	LOCATION	RECORD DATE
Monday, May 13, 2024 at 8:00 a.m., Hawai‘i Time
The 2024 Annual Meeting will be virtual, conducted entirely via live audio webcast. You will be able to attend, submit questions and vote during the 2024 Annual Meeting by visiting www.virtualshareholdermeeting.com/HE2024
March 8, 2024
Attendance
The 2024 Annual Meeting will be virtual, conducted entirely via live audio webcast. You will be able to attend the virtual 2024 Annual Meeting by visiting www.virtualshareholdermeeting.com/HE2024. You also will be able to submit questions and vote your shares electronically at the Annual Meeting.
To participate in the virtual 2024 Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, your proxy card, or if your shares are held in street name, on the instructions that accompanied your proxy materials. The live audio webcast will begin promptly at 8:00 AM, Hawai‘i Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 AM, Hawai‘i Time, and you should allow ample time for the check-in procedures.
Instructions on how to attend, submit questions and vote via the Internet are posted at www.virtualshareholdermeeting.com. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page. A recording of the 2024 Annual Meeting will be available at www.virtualshareholdermeeting.com for 12 months following the date of the 2024 Annual Meeting.

Voting Procedures
Voting Procedures
Electronic access to proxy materials
HEI provides shareholders the option to access its proxy materials via the Internet. In keeping with our efforts to conserve natural resources and reduce carbon emissions, this method of delivery reduces the amount of paper necessary to produce these materials, reduces carbon emissions from transporting and delivery of materials and reduces the costs associated with the printing and mailing of these materials to shareholders. On or about March 29, 2024, a Notice of Internet Availability of Proxy Materials (Notice) was mailed to certain shareholders and our proxy materials were posted on the website referenced in the Notice (www.proxyvote.com). As more fully described in the Notice, shareholders may choose to access our proxy materials on the website referred to in the Notice or may request a printed set of our proxy materials at no cost to the shareholder. The Notice and website provide information regarding how to request proxy materials in printed form by mail or electronically by email on an ongoing basis.
If you currently receive HEI’s proxy materials in printed form and would like to receive them electronically in the future, please follow the instructions to vote using the internet. Once you enter www.proxyvote.com, go to Delivery Settings and indicate that you agree to receive or access proxy materials electronically in future years.
Eligibility to vote
Only persons who owned shares of HEI Common Stock as of the close of business on March 8, 2024 (the proxy record date) are entitled to vote.
Shares outstanding and entitled to vote
On March 8, 2024, 110,302,667 shares of HEI Common Stock were outstanding. Each shareholder is entitled to one vote for each share held on the record date. The Bylaws of HEI do not provide for cumulative voting rights in the election of directors.
Quorum requirements
A quorum is needed to conduct business at the 2024 Annual Meeting. A majority of the shares of HEI Common Stock outstanding on March 8, 2024 and entitled to vote, and present in person or by proxy at the 2024 Annual Meeting, constitutes a quorum. Shareholders attending the 2024 Annual Meeting via the Internet are deemed to be present in person. Abstentions and broker nonvotes of uninstructed shares on routine matters (such as ratification of the appointment of the independent registered public accounting firm) will be counted in the number of shares present in person or by proxy for purposes of determining a quorum. A quorum established for one purpose will apply for all purposes at the 2024 Annual Meeting.
Voting shares held directly with the Company
Whether or not you plan to attend the 2024 Annual Meeting, please take the time to vote. You may vote before the 2024 Annual Meeting via the Internet, by touch-tone telephone or by mail, or online during the 2024 Annual Meeting.
The Internet and telephone procedures are designed to authenticate your vote and confirm that your voting instructions are followed. If you vote via the Internet or by telephone, follow the instructions on the Notice or voting instruction card you received by mail. If you vote by telephone, you will receive additional recorded instructions; and if you vote via the Internet, you will receive additional instructions at the applicable Internet website.
You will need to have available the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card, as applicable.
BEFORE THE MEETING
1.
BY INTERNET: You may vote online by following the instructions in the Notice or by accessing the Internet at www.proxyvote.com. Instructions regarding how to record and confirm your vote will be available on the website.

2.
BY TELEPHONE: You may vote by touch-tone telephone by following the instructions in the Notice or by calling 1-800-690-6903. Once connected, you will be prompted to record and confirm your vote.

3.
BY MAIL: Please mark your vote and sign, date and promptly return the proxy card in the postage-paid envelope provided. If you return the signed proxy card but do not mark the boxes showing how you wish to vote, your votes will be cast following the Board’s recommendations on all proposals. If you wish to have someone other than the individuals listed on the enclosed proxy card vote your shares at the meeting, cross out all three names and insert the name of the person you designate as your proxy to vote your shares at the meeting.

DURING THE MEETING
4.
BY INTERNET: You may vote your shares online during the 2024 Annual Meeting by accessing the Internet at www.virtualshareholdermeeting.com/HE2024. Instructions will be available on the website.

Voting Procedures
Voting shares held in street name (e.g., through a broker, trustee or other holder of record)
If your shares are held in “street name” (that is, through a broker, trustee or other holder of record), you will receive a voting instruction card or other information from your broker or other holder of record seeking instruction from you as to how your shares should be voted. If you do not provide such instruction, your broker or nominee may vote your shares at its discretion on your behalf on routine matters, but not on nonroutine matters. The ratification of the appointment of HEI’s independent registered public accounting firm is considered a routine matter. The election of directors, the advisory vote on executive compensation, and approval of the amended and restated Equity and Incentive Plan are considered nonroutine matters. Please provide instructions to your broker or nominee on how to vote your shares on all proposals to ensure that your shares will be voted on all proposals in accordance with your wishes.
If your shares are held in street name, and you want to vote your shares during the 2024 Annual Meeting, you must have the 16-digit control number from the proxy materials sent to you by your broker or other holder of record and follow the instructions above for voting via the Internet during the meeting.
Voting shares held in the HEI Dividend Reinvestment and Stock Purchase Plan, the HEI Retirement Savings Plan or the American Savings Bank 401(k) Plan
If you own shares held in the HEI Dividend Reinvestment and Stock Purchase Plan, the HEI Retirement Savings Plan (including shares previously received under the Tax Reduction Act Stock Ownership Plan or the HEI Stock Ownership Plan) or the American Savings Bank 401(k) Plan (ASB 401(k) Plan), you will receive instructions explaining how to direct your vote. Your shares will be voted according to your directions.
For the HEI Dividend Reinvestment and Stock Purchase Plan, all shares of stock for which no voting instructions are given will be voted by the administrator of such plan as our Board recommends. For the HEI Retirement Savings Plan and the ASB 401(k) Plan, all shares of HEI Common Stock for which no voting instructions are given will be voted in the same proportion as the Plan shares for which voting instructions were given.
Changing your vote
If you vote by any of the methods described above, you may revoke your proxy card or vote at any time before the 2024 Annual Meeting in one of three ways:
•
submit a properly signed proxy card with a later date or vote again at a later time by telephone or Internet;

•
notify the Corporate Secretary of HEI in writing; or

•
vote online at the 2024 Annual Meeting (you will need the 16-digit control number on your Notice of Internet Availability of Proxy Materials or your proxy card, or, for shares held in street name, the proxy materials sent to you by your broker or other intermediary).

Vote requirements
If a quorum is present at the 2024 Annual Meeting, then:
•
A director will be elected if the director nominee receives more “FOR” votes than “AGAINST” votes. Although the election of directors is considered a nonroutine matter, broker nonvotes (i.e., when your broker or other holder of record does not vote your shares on a nonroutine matter because you have not provided instructions regarding how to vote on that matter) will not affect the outcome of this matter if a quorum is present. Similarly, abstentions will also not affect the outcome of this matter if a quorum is present. For this proposal, your options are to vote “FOR,” “AGAINST,” or “ABSTAIN.”

•
Since the vote on executive compensation is advisory only, no minimum number of votes cast is required for that item and the results will not be binding on the Board.

However, the Board and its Compensation & Human Capital Management Committee value input from shareholders and will consider the vote outcome when making future compensation decisions. Brokers may not vote on this proposal without your instructions because these proposals are considered nonroutine matters. For the proposal to adopt a resolution approving the compensation of HEI’s named executive officers, your options are to vote “FOR,” “AGAINST” or “ABSTAIN.”
•
The amended and restated Equity and Incentive Plan will be approved if more votes are cast “FOR” than “AGAINST” such approval. Abstentions will not affect the outcome of this matter if a quorum is present. Broker nonvotes will have no effect on the outcome of the vote. For this proposal, your options are to vote “FOR,” “AGAINST” or “ABSTAIN.”

•
The appointment of HEI’s independent registered public accounting firm will be ratified if more votes are cast “FOR” than “AGAINST” such ratification. This is a routine matter, and your broker may vote your shares at its discretion if no instruction is provided on this proposal. Abstentions and broker nonvotes, if any, will not affect the outcome of this matter if a quorum is present. For this proposal, your options are to vote “FOR,” “AGAINST” or “ABSTAIN.”

Voting Procedures
Counting the votes and confidentiality
Broadridge Corporate Issuer Solutions, Inc. will act as tabulator for broker and bank proxies as well as for proxies of the other shareholders of record. Your identity and vote will not be disclosed to persons other than those acting as tabulators except:
•
as required by law;

•
to verify the validity of proxies and vote results in the case of a contested proxy solicitation; or

•
when you write a comment on the proxy card.

Other matters to be decided at the 2024 Annual Meeting
HEI has no business to be presented at the 2024 Annual Meeting other than the items set forth in this Proxy Statement. If other business is properly brought before the 2024 Annual Meeting, or any adjournment or postponement thereof, the persons named on the enclosed proxy card will vote your shares in accordance with their best judgment, unless authority to do so is withheld by you on your proxy card.
Postponement or adjournment of Annual Meeting
If the 2024 Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted at the 2024 Annual Meeting.

Other Information
Other Information
Proxy solicitation and related cost
HEI will solicit proxies by mail, telephone or other means of communication and will bear the cost of such solicitation. We have engaged D.F. King & Co. to assist in the distribution of proxy materials and solicitation of proxies (including by telephone) from shareholders at a cost of $10,000 plus reasonable expenses. We will also reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of HEI Common Stock.
Deadline for submitting a proposal to be included in the proxy statement for next year’s Annual Meeting pursuant to Rule 14a-8 of the Exchange Act
Shareholders who want to have a proposal included in the proxy statement and form of proxy for the 2025 Annual Meeting of Shareholders (2025 Annual Meeting) pursuant to Rule 14a-8 of the Exchange Act must submit the proposal to the Corporate Secretary in writing. The proposal must be received by November 29, 2024.
Nominating directors for inclusion in the proxy statement for next year’s Annual Meeting pursuant to our proxy access bylaw
Eligible Shareholders (as that term is defined in Article IIIA, Section 4 of the Bylaws) who wish to include director nominees in the proxy materials for the 2025 Annual Meeting pursuant to our proxy access bylaw must deliver such nominations to the Corporate Secretary no later than 120 days, nor earlier than 150 days, prior to the anniversary of the date that the Company first distributed its proxy statement to shareholders for the 2024 Annual Meeting.
To be timely for the 2025 Annual Meeting, Eligible Shareholders must deliver the nomination to the Corporate Secretary no later than November 29, 2024, and no earlier than October 30, 2024.
Eligible Shareholders may nominate up to two or 20% of the number of directors in office as of November 29, 2024, whichever is greater. For instructions on how to provide a Notice of Proxy Access Nomination (as that term is defined in Article IIIA, Section 2 of the Bylaws) in proper written form, please refer to Article IIIA, Section 6 of the Bylaws.
Recommend persons as potential nominees to serve on the Board
Outside of the director nomination process described below, the Nominating and Corporate Governance Committee will also consider informal recommendations by shareholders for director candidates. Shareholders may send such recommendations to the Nominating and Corporate Governance Committee in care of the Corporate Secretary, Hawaiian Electric Industries, Inc., P.O. Box 730, Honolulu, Hawai‘i 96808-0730. Recommendations must be received by November 29, 2024 for consideration by the Nominating and Corporate Governance Committee for the 2025 Annual Meeting. The recommendation must include (a) a résumé and other relevant biographical information regarding the person’s skills and qualifications to serve on the Board, (b) such person’s consent to serve as a director and (c) the number of shares of HEI Common Stock owned by the shareholder.
Bringing other business matters or nominations before the 2025 Annual Meeting
Shareholders who wish to present business before the 2025 Annual Meeting (other than through Rule 14a-8 of the Exchange Act) or nominate a director for the 2025 Annual Meeting (other than through proxy access) must provide a written notice to the Corporate Secretary that is received no later than 90 days, nor earlier than 120 days, prior to the anniversary date of the 2024 Annual Meeting.
To be timely for the 2025 Annual Meeting, shareholders must deliver written notice to the Corporate Secretary no later than February 12, 2025, and no earlier than January 13, 2025.
In addition to satisfying the requirements under our Bylaws with respect to advance notice of any director nomination, any shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 must provide the additional information required by Rule 14a-19 to the Corporate Secretary no later than 60 calendar days prior to the first anniversary of the date of the 2024 Annual Meeting (no later than March 14, 2025 for the 2025 Annual Meeting of Stockholders).
Notice for business to be presented must comply with Article II, Section 2 of the Bylaws and include: (i) as to each matter the shareholder proposes to bring before the 2025 Annual Meeting: a brief description of the business desired to be brought before the 2025 Annual Meeting (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend the Bylaws, the text of the proposed amendment) and the reasons for conducting such business at the 2025 Annual Meeting; and (ii) as to the shareholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made: (a) the name and address of such person, (b) such person’s Ownership Information (as that term is defined in Article II, Section 2 of the Bylaws), (c) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business, (d) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies by such person with respect to the proposed business to be brought before the annual meeting pursuant to Section 14 of the Exchange Act,

Other Information
and the rules and regulations promulgated thereunder, and (e) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.
Notice for nominating a director must comply with Article III, Section 2 of the Bylaws and include: (i) as to each person whom the shareholder proposes to nominate for election as a director: (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the person’s Ownership Information, and (d) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (ii) as to the shareholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination is being made: (a) the name and address of such shareholder, (b) the Ownership Information, (c) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, (d) a description of any material interest of such person or any affiliates of such person in the nomination, including any anticipated benefit therefrom to such person or any affiliates of such person, (e) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (f) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.
A written consent of each proposed nominee to being a nominee and to serve as a director if elected and a completed and signed representation agreement (as described in Article III, Section 14 of the Bylaws) must also accompany the notice.
“Householding” and provision of additional copies of proxy materials upon request
As permitted by rules of the SEC, HEI has adopted a procedure referred to as “householding,” under which only one annual report to shareholders will be delivered to shareholders sharing the same address, unless contrary instructions are received. Householding reduces the volume of duplicate information received at your household, the cost to HEI of preparing and mailing duplicate materials, the environmental burden of excess paper usage and carbon emissions associated with transportation and delivery. Certain shareholder accounts at a householded address will continue to receive separate proxy statements and proxy cards, and we will also deliver promptly upon your written or oral request a separate copy of the annual report, proxy statement or Notice of Internet Availability if you are a security holder at a shared address to which a single copy of the requested documents was delivered. Dividend payments and account statements are not affected. Householding will continue until you are notified otherwise or until you notify us that you wish to receive a separate annual report. You will be removed from the householding program within 30 days after receipt of your notice. If you wish to commence or discontinue householding of the annual report to shareholders, you may notify us by calling us at (866) 540-7095 (toll free). You may also write to us at the following address: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717.
If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.
* * *
Please vote your proxy as soon as possible to ensure that your shares will be counted at the 2024 Annual Meeting.
March 29, 2024	Kurt K. Murao Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary

Exhibit A
Exhibit A
Reconciliation of GAAP1 to Non-GAAP Measures: Incentive Compensation Adjustments
HEI reports its financial results in accordance with accounting principles generally accepted in the United States of America (GAAP). However, HEI’s management may use certain non-GAAP measures to evaluate the performance of HEI and its subsidiaries for compensation purposes. Management believes these EICP and LTIP non-GAAP measures provide useful information and are a better indicator of management’s performance regarding ongoing business operations for the purpose of measuring the level of achievement against the performance objectives underlying the EICP and LTIP programs established at the beginning of the measurement period. Adjusted earnings and other financial measures as presented below may not be comparable to similarly-titled measures used by other companies. The table below provides a reconciliation of GAAP earnings to non-GAAP EICP and LTIP measures for HEI and its subsidiaries.
Hawaiian Electric Industries, Inc. and Subsidiaries (HEI Consolidated)
Unaudited
($ in millions, except per share amounts)
Years ended December 31	2023	2022	2021
HEI CONSOLIDATED NET INCOME
GAAP (as reported)	$199.2	$241.1	$246.2
Excluding special items (after-tax) for LTIP purposes:
Allowance (reversal of allowance) for credit losses related to the pandemic2	—	(9.6)	(16.8)
Executive officer settlement3	—	—	1.4
State Unemployment Tax assessment4	—	—	(0.9)
Branch lease termination costs (gain on sale of branches)	—	(0.1)	—
Pension defeasement5	0.1	0.1	—
Gain on sale of an investment by Pacific Current6	—	(6.2)	—
Non-GAAP (adjusted) net income for 2021-23 LTIP purposes	$199.3	$225.4	$229.9
HEI CONSOLIDATED BASIC EARNINGS PER SHARE
Based on GAAP	$1.82	$2.20	$2.25
Based on non-GAAP (adjusted) for 2021-23 LTIP purposes	1.82	2.06	2.10
HEI CONSOLIDATED Return on Average Common Equity (%)
Based on GAAP	8.8	10.5
Based on non-GAAP (adjusted) for 2021-23 LTIP purposes7	8.8	9.8
ASB NET INCOME
GAAP (as reported)	$53.4	$80.0
Excluding special items (after-tax) for LTIP purposes:
Allowance (reversal of allowance) for credit losses related to the pandemic2	—	(9.6)
Branch lease termination costs (gain on sale of branches)	—	(0.1)
Pension defeasement5	0.1	0.1
Non-GAAP (adjusted) net income for 2021-23 LTIP purposes	$53.4	$70.4
ASB Return on Average Common Equity (%)
Based on GAAP	11.0	14.1
Based on non-GAAP (adjusted) for 2021-23 LTIP purposes7	11.0	12.4
Note: Columns may not foot due to rounding
1
Accounting principles generally accepted in the United States of America.

2
In 2021 and 2022, there were extraordinary negative provisions for credit losses primarily due to favorable credit trends and continued improvement in the economic environment relative to 2020, which resulted in the release of credit loss reserves for the commercial, commercial real estate and consumer loan portfolios.

3
Portion of amounts paid in settlement of claims brought against ASB by its former CEO. See Exhibit 10.1 to Form 10-Q filed with the SEC on August 9, 2021.

4
Lower actual state unemployment tax assessment compared to budget resulting from a freeze in unemployment tax rates during 2021.

5
ASB expense (gain) on pension defeasement. Pension defeasement refers to ASB’s initiative to manage risk associated with the pension liability and volatility of pension expense for its frozen pension plan through a liability-driven investment strategy which is designed to mitigate funding status changes and reduce pension expense volatility caused by interest rate movements. Because the Company calculates net periodic pension cost using a market-related value of plan assets, the impact of a change in the fair value of the pension assets for purposes of computing pension expense is reduced as the change in value is recognized over a period of years, as compared to a more significant impact related to an immediate change in the fair value of the pension liability. The Compensation & Human Capital Management Committee deemed it appropriate to exclude these pension amounts for purposes of determining net income for the 2021-23 LTIP because the Company’s consolidated market-related value of plan asset valuation method, which smooths changes in asset value in the computation of pension expense, may not be fully reflective, in any given period, of the full economic hedge accomplished with the liability-driven investment strategy.

6
Gain on the sale of an equity method investment by Pacific Current.

7
Calculated as non-GAAP adjusted net income divided by average GAAP common equity.

A-1

Exhibit B
Exhibit B
HAWAIIAN ELECTRIC INDUSTRIES, INC.
EQUITY AND INCENTIVE PLAN
As Amended and Restated effective February 9, 2024
Section 1. Purpose of Plan.
The name of this Plan is the Hawaiian Electric Industries, Inc. Equity and Incentive Plan (the “Plan”). The Plan initially became effective in 2010 upon its approval by shareholders. It was amended and restated effective February 14, 2014, subject to the subsequent approval of the Company’s shareholders. It is now being amended and restated effective February 9, 2024, subject to the approval of the Company’s shareholders.
The purpose of the Plan is to provide an additional incentive to non-employee directors of the Company and selected employees and consultants of the Company or its Affiliates whose contributions are essential to the growth and success of the Company’s business, in order to strengthen the commitment of such persons to the Company and its Affiliates, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company. To accomplish such purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Shares, Other Share-Based Awards, Other Cash-Based Awards or any combination of the foregoing.
Section 2. Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
(a)
”Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee or any delegate in accordance with Section 3 hereof.

(b)
“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An entity shall be deemed an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

(c)
”Articles of Incorporation” means the amended and restated articles of incorporation of the Company, as may be further amended and/or restated from time to time.

(d)
“Award” means any Option, Share Appreciation Right, Restricted Share, Restricted Stock Unit, Performance Share, Other Share-Based Award or Other Cash-Based Award granted under the Plan.

(e)
”Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.

(f)
”Bylaws” mean the amended and restated bylaws of the Company, as may be amended and/or restated from time to time.

(g)
“Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(h)
”Board” means the Board of Directors of the Company.

(i)
”Cause” shall have the meaning assigned to such term in any individual employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or the agreement does not define “Cause,” Cause shall mean (i) the refusal or neglect of the Participant to perform substantially his or her employment-related duties, (ii) the Participant’s personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) the Participant’s indictment for, conviction of or entering a plea of guilty or nolo contendere to a crime constituting a felony (or to any lesser charge in lieu of being tried for a felony violation) or any crime involving moral turpitude or his or her willful violation of any applicable law (other than a traffic violation or other offense or violation outside of the course of employment which in no way adversely affects the Company and its Subsidiaries or their reputation or the ability of the Participant to perform his or her employment-related duties or to represent the Company or any Subsidiary of the Company that employs such Participant), (iv) the Participant’s failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or any of its Subsidiaries, (v) the Participant’s material breach of any written covenant or agreement with the Company or any of its Subsidiaries not to disclose any information pertaining to the Company or such Subsidiary or not to compete or interfere with the Company or such Subsidiary, or (vi) the Participant’s material violation of any material written Company policy. The determination of Cause shall be made by the Administrator in its sole discretion.

Exhibit B
(j)
”Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) dividend (whether in the form of cash, Common Stock or other property, other than a regular cash dividend), stock split or reverse stock split, (iii) combination or exchange of shares, (iv) other change in corporate structure or (v) declaration of a special dividend (including a cash dividend) or other distribution, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 6 hereof is appropriate.

(k)
”Change in Control” shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:

(i)
any Person is or becomes (other than in connection with a transaction described in paragraph (iii) below) the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or any of its Affiliates) representing more than thirty percent (30%) of the combined voting power of the Company’s then outstanding securities; or

(ii)
during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including without limitation a consent solicitation, relating to the election of directors of the Company) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2∕3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority thereof; or

(iii)
consummation of a merger or consolidation of the Company or any Subsidiary of the Company with any other company, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(iv)
the shareholders of the Company approve a plan of complete liquidation of the Company; or

(v)
there is consummated an agreement for the sale, disposition or long-term lease by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, (1) a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in one or more entities which, singly or together, immediately following such transaction or series of transactions, own all or substantially all of the assets of the Company as constituted immediately prior to such transaction or series of transactions, and (2) if all or a portion of an Award constitutes deferred compensation under Section 409A of the Code and such Award (or portion thereof) is to be settled, distributed or paid on an accelerated basis due to a Change in Control event that is not a “change in control event” described in Treasury Regulation Section 1.409A‑3(i)(5) or successor guidance, if such settlement, distribution or payment would result in additional tax under Section 409A of the Code, such Award (or the portion thereof) shall vest at the time of the Change in Control (provided such accelerated vesting will not result in additional tax under Section 409A of the Code), but settlement, distribution or payment, as the case may be, shall not be accelerated.
(l)
”Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(m)
“Committee” means any committee the Board may appoint to administer the Plan or a subcommittee thereof. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 and any other qualifications required by the applicable stock exchange on which the Common Stock is traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Certificate of Incorporation or Bylaws, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

(n)
”Common Stock” means the common stock, no par value per share, of the Company.

(o)
“Company” means Hawaiian Electric Industries, Inc. (or any successor corporation, except as the term “Company” is used in the definition of “Change in Control” above).

(p)
“Director” means a non-employee director of the Company.

(q)
“Disability” means, with respect to any Participant, that such Participant (i) as determined by the Administrator in its sole discretion, is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.

Exhibit B
(r)
”Eligible Recipient” means any Director and any employee or consultant of the Company or any Affiliate of the Company, in each case who has been selected as an eligible participant by the Administrator.

(s)
”Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(t)
”Exercise Price” means, with respect to any Award under which the holder may purchase Shares, the per share price at which a holder of such Award granted hereunder may purchase Shares issuable upon exercise of such Award.

(u)
”Fair Market Value” means, as of any given date, with respect to any Awards granted hereunder: (i) the closing sale price of a share of Common Stock on such date on the national securities exchange on which the Company’s equity securities are principally listed or traded, or, if on such date no trade was conducted, the most recent preceding date on which there was such a trade; (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market; (iii) the fair market value of a share of Common Stock as determined in accordance with a method prescribed in the applicable Award Agreement; or (iv) the fair market value of a share of Common Stock as otherwise determined by the Administrator in the good faith exercise of its discretion and, as required, in compliance with Section 409A of the Code.

(v)
“Free Standing Rights” shall have the meaning as set forth in Section 9 hereof.

(w)
”Good Reason” means any material reduction in the Participant’s annual base compensation (except a reduction pursuant to across-the-board reductions that similarly affect all similarly situated employees of the Company or any Affiliate, as applicable).

(x)
”Incentive Stock Option” or “ISO” means any Option intended to be an “incentive stock option” within the meaning of Section 422 of the Code.

(y)
”Non-Qualified Stock Option” or “NQSO” means any Option that is not an Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

(z)
“Option” means an option to purchase shares of Common Stock granted pursuant to Section 8 hereof. An Option may be either an ISO or an NQSO.

(aa)
“Other Cash-Based Award” means a cash Award granted to a Participant under Section 11 hereof, including cash awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan.

(bb)
“Other Share-Based Award” means a right or other interest granted to a Participant under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares, restricted stock units, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued employment or service or other terms or conditions as permitted under the Plan.

(cc)
“Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 hereof, to receive grants of Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Shares, Other Share-Based Awards, Other Cash-Based Awards or any combination of the foregoing, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

(dd)
”Performance Shares” means Shares that are subject to restrictions that lapse upon the attainment of specified performance objectives and that are granted pursuant to Section 10 hereof.

(ee)
“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(ff)
“Plan” shall have the meaning as set forth in Section 1 hereof. The Plan was originally adopted by the Board on February 11, 2010 and approved by the Company’s shareholders on May 11, 2010. The Board amended and restated the Plan on February 14, 2014, and the amended and restated Plan was approved by the Company’s shareholders on May 7, 2014. The Board amended and restated the Plan as set forth herein on February 9, 2024.

(gg)
”Related Rights” shall have the meaning as set forth in Section 9 hereof.

(hh)
”Restatement Date” means the date this Plan (as amended and restated on February 9, 2024) is approved by the shareholders of the Company.

(ii)
“Restricted Period” means any such period as may be set by the Administrator commencing on the date of grant of an Award, subject to the provisions of the Plan and the applicable Award Agreement, during which the Participant shall not be permitted to sell, transfer, pledge or assign shares subject to such Award granted under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant’s termination of employment or service with the Company or any of its Affiliates, the Participant’s death or Disability, or the occurrence of a Change in Control.

Exhibit B
(jj)
”Restricted Shares” means Shares granted pursuant to Section 10 hereof subject to certain restrictions that lapse at the end of a specified period or periods.

(kk)
“Restricted Stock Units” means the right granted pursuant to Section 10 hereof to receive Shares or cash at the end of a specified deferral period or periods and/or upon attainment of specified performance objectives.

(ll)
“Retirement” means a termination of a Participant’s employment (other than for Cause) on or after (i) the attainment of age sixty-five, (ii) the attainment of age fifty-five with at least five years of continuous employment, or (iii) the attainment of at least age fifty with at least five years of continuous employment and the Participant satisfies the “Rule of 65.” The “Rule of 65” is the attainment of at least age fifty plus a number of completed full years of employment such that the Participant’s age plus the number of full years of employment equals or exceeds sixty-five years.

(mm)
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time.

(nn)
“Shares” means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.

(oo)
“Share Appreciation Right” means the right pursuant to an Award granted under Section 9 hereof to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

(pp)
“Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than fifty percent (50%) of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

Section 3. Administration.
(a)
The Plan shall be administered by the Administrator and shall be administered in accordance with Rule 16b-3 to the extent applicable. The Plan is intended to comply, and shall be administered in a manner that is intended to comply, with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award, issuance and/or payment is subject to Section 409A of the Code, it shall be awarded and/or issued or paid in a manner that will comply with Section 409A of the Code, including any applicable regulations or guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto.

(b)
Pursuant to the terms of the Plan, the Administrator, subject to any restrictions on the authority delegated to it by the Board if the Committee is the Administrator, shall have the power and authority, without limitation:

(1)
to select those Eligible Recipients who shall be Participants;

(2)
to determine whether and to what extent Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Shares, Other Share-Based Awards, Other Cash-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(3)
to determine the number of Shares to be covered by each Award granted hereunder;

(4)
to determine the terms and conditions, subject to Section 4(d) Section 10(c)(1) and not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Shares or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Shares or Restricted Stock Units shall lapse, (ii) the performance goals or other performance related objectives and periods applicable to Performance Shares, (iii) the Exercise Price of each Award, (iv) the vesting schedule applicable to each Award, which may include the attainment of performance goals in respect of all Award types, (v) the number of Shares subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable), (A) any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards and (B) adjustments to a performance goal in recognition of unusual or non-recurring events affecting the Company or any Affiliate thereof, or the financial statements of the Company or any Affiliate thereof, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles, in any case to the extent such adjustment is required to preserve the original intent of the performance goal requirement;

(5)
to permit a Participant to elect to defer receipt of all or any portion of the cash or shares of Common Stock that are payable under an Award and provide that such deferred amount shall be credited with an interest rate or such other rate of return as shall be specified by the Administrator, all on such terms and conditions as may be established by the Administrator; provided, however, that any such election and deferral shall comply with the requirements of Section 409A of the Code;

(6)
to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance Shares or Other Share-Based Awards, Other Cash-Based Awards or any combination of the foregoing granted hereunder;

Exhibit B
(7)
to determine the Fair Market Value;

(8)
to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment or service for purposes of Awards granted under the Plan;

(9)
to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and

(10)
to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.

(c)
All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee (including any delegate pursuant to Section 3(d)), shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf (including any delegate pursuant to Section 3(d)) shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

(d)
To the extent permitted by applicable law, the Administrator may delegate some or all of its power and authority under the Plan to one or more of its members or to one or more officers of the Company, or to one or more agents or advisors, and the Administrator or any individuals to whom it has delegated duties or powers may employ one or more individuals to render advice with respect to any responsibility that the Administrator or such individuals may have under the Plan. The Committee may, by resolution, authorize the Chief Executive Officer of the Company or one or more other officers of the Company to do one or both of the following on the same basis as can the Committee: (1) designate Eligible Recipients other than Directors to be recipients of Awards; and (2) determine the size of any such Awards; provided, however, (i) the Committee may not delegate its power and authority with respect to Awards to officers subject to Section 16 of the Exchange Act or to the extent prohibited by applicable law, regulation or rule of a stock exchange on which the Shares are listed; (ii) the resolution providing such authorization sets forth the total number of Shares underlying Awards such officer(s) may grant; and (iii) such delegate shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated. Any Person to whom authority has been delegated pursuant to this Section 3(d) shall to that extent be deemed the Administrator under the Plan.

Section 4. Shares Reserved for Issuance Under the Plan.
(a)
Subject to subsection (b) below and Section 6 hereof, a total of 2,656,663 Shares of Common Stock shall be reserved and available for issuance pursuant to Awards granted under the Plan on or after the Restatement Date, less one (1) Share for every one (1) Share, if any, granted under the Plan on or after February 9, 2024 and prior to the Restatement Date (which shall not exceed the number of Shares available for issuance under the Plan as in effect on or after February 9, 2024 and prior to the Restatement Date). Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise.

(b)
If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan on a one-for-one basis. If any Award is settled in part or in full in cash, the Shares settled in cash shall again be available for issuance in connection with future Awards granted under the Plan on a one-for-one basis. In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall be added to the Shares available for grant under the Plan on a one-for-one basis. For purposes of this Section 4(b), “Awards” include all Awards granted prior to, on or after the Restatement Date.

(c)
All Shares may be made subject to Awards of ISOs.

(d)
Notwithstanding any other provision of the Plan (but except as otherwise provided in this Section 4(d) and exclusive of Substitute Awards within the meaning of Section 4(e)), Awards granted on or after the Restatement Date shall vest (i.e., become nonforfeitable) over a minimum period of one year; provided that (i) in the event of a Change in Control or, in respect of an Award to any Participant, in the event of the respective Participant’s death, Disability, or Retirement, no minimum vesting period shall be required and (ii) after the Restatement Date (A) no Awards granted to Directors need be made subject to a minimum vesting requirement and (B) up to 67,718 Shares may be made subject to Awards without minimum vesting requirements (i.e., 5% of the 1,834,434 Shares available for future awards as of March 1, 2014, less Awards made in reliance on such exemption before the Board’s adoption of the Restated Plan on February 9, 2024).

(e)
Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on grants to a Participant under Section 5, nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided in subsection (b) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by its shareholders and not adopted in

Exhibit B
contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in subsection (b) above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were employees or directors of such other company immediately prior to such acquisition or combination. “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
Section 5. Director Award Limitations
No Participant who is a Director shall be granted during any calendar year Share-settled Awards with a grant date fair value for financial reporting purposes in excess of $500,000.
Section 6. Equitable Adjustments.
In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, as may be required to prevent the dilution or enlargement of the rights of Participants, in (i) the aggregate number of shares of Common Stock reserved for issuance under the Plan and the maximum number of Shares that may be subject to Awards granted to any Participant in any calendar or fiscal year, (ii) the kind, number and Exercise Price subject to outstanding Options and Share Appreciation Rights granted under the Plan, and (iii) the kind, number and purchase price of Shares subject to outstanding Restricted Shares, Restricted Stock Units, Performance Shares or Other Share-Based Awards granted under the Plan; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. No such adjustment shall be made that would cause any Award that is or could be subject to Section 409A of the Code to fail to comply with the requirements of such section, and with respect to ISOs, any adjustment shall be made in accordance with the provisions of Section 424(h) of the Code and any regulations or guidance promulgated thereunder. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value of the Shares covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any. Any Awards with an aggregate exercise price (or aggregate base in the case of a Share Appreciation Right) or part thereof canceled that is greater than the aggregate Fair Market Value of the shares of Common Stock subject to the Award or part thereof canceled, may be cancelled for no consideration. The Administrator’s determinations pursuant to this Section 6 shall be final, binding and conclusive.
Section 7. Eligibility.
The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients. Awards may be granted to Eligible Recipients; provided, however, that ISOs shall be granted only to employees (including officers and directors who are also employees) of the Company or any of its Subsidiaries.
Section 8. Options.
(a)
General. The grant of each Option shall be memorialized in an Award Agreement, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including among other things the Exercise Price of the Option, the term of the Option, provisions regarding exercisability of the Option, and whether the Option granted thereunder is an ISO or an NQSO. The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

(b)
Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but, except for Substitute Awards, in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any of its Subsidiaries and an Incentive Stock Option is granted to such Participant, the Exercise Price of such Incentive Stock Option (to the extent required at the time of grant by the Code), except for Substitute Awards, shall be no less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date such Incentive Stock Option is granted.

(c)
Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or of any of its Subsidiaries and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the date of grant. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement.

Exhibit B
(d)
Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of preestablished corporate performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.

(e)
Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which, in the case of unrestricted Shares acquired upon exercise of an Option, (x) have been owned by the Participant for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.

(f)
Rights as Shareholder. A Participant shall have no rights to dividends or any other rights of a shareholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 15 hereof, and the Shares are delivered to the Participant.

(g)
Termination of Employment or Service.

(1)
Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate for any reason other than Cause, Retirement, Disability, or death, (A) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is one year after such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The one year period described in this Section 8(g)(1) shall be extended to three (3) years after the date of such termination in the event of the Participant’s death during such one year period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(2)
Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate on account of the Retirement, Disability, or death of the Participant, Options granted to such Participant, to the extent that they were not yet vested at the time of such termination, shall become fully vested and exercisable as to all Shares covered thereby, and all Options granted to such Participant shall remain exercisable in each case until the date that is three (3) years after such termination, on which date they shall expire. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(3)
In the event of the termination of a Participant’s employment or service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

(h)
Other Change in Employment Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status of an Participant, in the sole discretion of the Administrator.

(i)
Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Common Stock with respect to which Incentive Stock Options granted to a Participant under this Plan and all other option plans of the Company or of any Subsidiary of the Company become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (as determined in accordance with Section 422(d) of the Code), the portion of such Incentive Stock Options in excess of $100,000 shall be treated as Non-Qualified Stock Options.

Section 9. Share Appreciation Rights.
(a)
General. Share Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Subject to Section 409A of the Code, in the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made, the number of Shares to be awarded, the price per Share, and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates and any Share Appreciation Right, except for Substitute Awards, must be granted with an Exercise Price not less than the Fair Market Value of Common Stock on the date of grant. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 9 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

Exhibit B
(b)
Awards; Rights as Shareholder. The grant of each Share Appreciation Right shall be memorialized in an Award Agreement, containing such terms and conditions as the Administrator shall determine, in its sole discretion. A Participant shall have no rights to dividends or any other rights of a shareholder with respect to the Shares subject to a Share Appreciation Right until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 15 hereof, and the Shares are delivered to the Participant.

(c)
Exercisability.

(1)
Share Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(2)
Share Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 8 hereof and this Section 9; provided, however, that a Related Right granted in connection with an Incentive Stock Option shall be exercisable only if and when the Fair Market Value of the Common Stock subject to the Incentive Stock Option exceeds the Exercise Price of such Option.

(d)
Payment Upon Exercise.

(1)
Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised, with the Administrator having the right to determine the form of payment.

(2)
A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised, with the Administrator having the right to determine the form of payment. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(3)
Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash equal to the Fair Market Value of the otherwise deliverable Shares (or in any combination of Shares and cash).

(e)
Termination of Employment or Service.

(1)
Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof (who has been granted one or more Free Standing Rights) shall terminate for any reason other than Cause, Retirement, Disability, or death, (A) Free Standing Rights granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is one year after such termination, on which date they shall expire, and (B) Free Standing Rights granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The one year period described in this Section 9(e)(1) shall be extended to three (3) years after the date of such termination in the event of the Participant’s death during such one year period. Notwithstanding the foregoing, no Free Standing Right shall be exercisable after the expiration of its term.

(2)
Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof (who has been granted one or more Free Standing Rights) shall terminate on account of the Retirement, Disability, or death of the Participant, Free Standing Rights granted to such Participant, to the extent that they were not yet vested at the time of such termination, shall become fully vested as to all Shares covered thereby and Free Standing Rights granted to such Participant shall remain exercisable until the date that is three (3) years after such termination, on which date they shall expire. Notwithstanding the foregoing, no Free Standing Right shall be exercisable after the expiration of its term.

(3)
In the event of the termination of a Participant’s employment or service for Cause, all outstanding Free Standing Rights granted to such Participant shall expire at the commencement of business on the date of such termination.

(4)
In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.

(f)
Term.

(1)
The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(2)
The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

Exhibit B
Section 10. Restricted Shares, Restricted Stock Units and Performance Shares.
(a)
General. Restricted Shares, Restricted Stock Units or Performance Shares may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Awards of Restricted Shares, Restricted Stock Units or Performance Shares shall be made; the number of Restricted Shares, Restricted Stock Units or Performance Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares, Restricted Stock Units or Performance Shares; the Restricted Period, if any, applicable to Restricted Shares, Restricted Stock Units or Performance Shares; the performance goals and/or other performance related objectives (if any) applicable to Restricted Shares, Restricted Stock Units or Performance Shares; and all other conditions of the Restricted Shares, Restricted Stock Units and Performance Shares. If the restrictions, performance objectives and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares, Restricted Stock Units or Performance Shares in accordance with the terms of the grant. The provisions of the Restricted Shares, Restricted Stock Units or Performance Shares need not be the same with respect to each Participant.

(b)
Awards and Certificates. The grant of each Award of Restricted Shares, Restricted Stock Units or Performance Shares shall be memorialized in an Award Agreement, containing such terms and conditions as the Administrator shall determine, in its sole discretion. Except as otherwise provided below in Section 10(c), (i) each Participant who is granted an Award of Restricted Shares or Performance Shares may, in the Company’s sole discretion, be issued a stock certificate in respect of such Restricted Shares or Performance Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award.

The Company may require that the stock certificates, if any, evidencing Restricted Shares or Performance Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares or Performance Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.
With respect to Restricted Stock Units, at the expiration of the Restricted Period, stock certificates in respect of such Restricted Stock Units may, in the Company’s sole discretion, be delivered to the Participant, or his legal representative, in a number equal to the number of Shares covered by the Restricted Stock Unit Award.
Notwithstanding anything in the Plan to the contrary, any Restricted Shares, Restricted Stock Units (at the expiration of the Restricted Period) or Performance Shares (whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form pursuant to the customary arrangements for issuing shares in such form.
Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, Shares shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.
(c)
Restrictions and Conditions. The Restricted Shares, Restricted Stock Units and Performance Shares granted pursuant to this Section 10 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code, thereafter:

(1)
The Administrator may, subject to Section 4(d), provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine in the event of (i) the attainment of certain performance related goals and/or (ii) the Participant’s Retirement, death or Disability. Notwithstanding the foregoing, the outstanding Awards shall be subject to Section 12 upon a Change in Control.

(2)
Except as provided in Section 16 hereof or in the Award Agreement, the Participant shall generally have the rights of a shareholder of the Company with respect to Restricted Shares or Performance Shares during the Restricted Period. The Participant shall generally not have the rights of a shareholder with respect to Shares subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an Award Agreement may provide that an amount equal to dividends declared during the Restricted Period with respect to the number of Shares covered by Restricted Stock Units shall be paid to the Participant at the same time as dividends are paid to the Company’s shareholders generally, provided that the Participant is then providing services to the Company or any Affiliate of the Company. Certificates for Shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares, Restricted Stock Units or Performance Shares, except as the Administrator, in its sole discretion, shall otherwise determine. Notwithstanding the provisions of this Section 10(c)(2), unless an Award Agreement otherwise provides, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Award of Restricted Shares, Restricted Stock Units, or Performance Shares shall not be paid or credited and instead shall be accumulated subject to restrictions and risk of forfeiture to the same extent as the Restricted Shares, Restricted Stock Units, or Performance Shares with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

(3)
The rights of Participants granted Restricted Shares, Restricted Stock Units or Performance Shares upon termination of employment or service with the Company or any Affiliate thereof during the Restricted Period shall be set forth in the Award Agreement.

(4)
Notwithstanding the foregoing, the Administrator may determine to settle Restricted Stock Units in cash equal to the Fair Market Value of the otherwise deliverable Shares (or in any combination of Shares and cash).

Exhibit B
Section 11. Other Share-Based or Cash-Based Awards.
(a)
The Administrator is authorized to grant Awards to Participants in the form of Other Share-Based Awards or Other Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any performance goals and performance periods. Common Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Awards, notes or other property, as the Administrator shall determine, subject to any required corporate action. Any dividends or dividend equivalents granted/credited in connection with any Other Share-Based Award shall be subject to the last sentence of Section 10(c)(2) above.

(b)
The Committee may establish other rules applicable to the Other Share-Based Awards and the Other Cash-Based Awards as it may determine in its sole discretion. The provisions of the Other Share-Based Awards and Other Cash-Based Awards need not be the same with respect to each Participant.

Section 12. Change in Control; Termination in Connection with a Change in Control.
(a)
Except as otherwise provided in an Award Agreement or in an individual agreement between a Participant and the Company, in the event of a Change in Control, the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) shall assume all Awards outstanding under the Plan or shall substitute similar awards for Awards outstanding under the Plan. Notwithstanding the foregoing, to the extent the surviving entity (or acquiring entity or parent company, as the case may be) refuses to assume outstanding Awards or to substitute an equivalent award or right therefor (as determined by the Administrator in its sole discretion), all such outstanding Awards shall become fully vested and exercisable and all restrictions on such Awards shall immediately lapse (with all performance goals or other vesting criteria deemed achieved at one hundred percent (100%) of target levels) and, with respect to Options and Share Appreciation Rights, the Participant in the sole discretion of the Administrator (i) shall have the right to exercise such Awards for a period of time determined by the Administrator or (ii) shall be entitled to receive an amount in cash equal to the excess (if any) of (A) the product of (x) the number of Shares subject to such Awards and (y) the per Share consideration paid as of the date of the occurrence of the Change in Control for the Shares pursuant to the Change in Control, less (B) the aggregate exercise price of such Awards, and all Awards not assumed or continued, or for which an equivalent award or right is not substituted therefor, shall terminate upon the Change in Control.

(b)
Except as otherwise provided in an Award Agreement or in an individual agreement between a Participant and the Company, any Award that is assumed or for which a substitution is made in accordance with subsection (a) above shall provide that, if the Participant’s employment with the Company or an Affiliate thereof (or any successor) is terminated within twenty-four (24) months following the Change in Control by the Company or Affiliate without Cause or by the Participant with Good Reason, the Award shall become fully vested and exercisable and all restrictions on such Awards shall immediately lapse (with all performance goals or other vesting criteria deemed achieved at one hundred percent (100%) of target levels), and each such Award that is an Option or Share Appreciation Right shall remain exercisable for not less than one (1) year following such termination of employment.

(c)
For purposes of this Section 12, an outstanding Award shall be considered to be assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive common stock of the acquiring entity (or such other security or entity as may be determined by the Administrator, in its sole discretion).

Section 13. Amendment and Termination; Prohibition on Repricing
(a)
The Board may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent, or that without the approval of the Company’s shareholders would (i) except as provided in Section 6 hereof, increase the total number of Shares, (ii) materially increase benefits provided under the Plan, (iii) materially alter the eligibility provisions of the Plan, or (iv) extend the maximum option term under Section 8(c) hereof. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s shareholders for any amendment that would require such approval in order to satisfy the requirements of Section 422 of the Code or Rule 16b-3, any rules of the stock exchange on which the Common Stock is traded or other applicable law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 6 hereof and the immediately preceding sentence, no such amendment shall impair the rights of any Participant without his or her consent.

(b)
Other than pursuant to Section 6, the Administrator may not without the approval of the Company’s shareholders: (i) reduce the Exercise Price of an outstanding Option or Share Appreciation Right after it is granted; (ii) cancel an Option or Share Appreciation Right when the Exercise Price exceeds the Fair Market Value of one Share in exchange for cash or the grant of a new Award (other than in connection with a Change in Control); or (iii) take any other action with respect to an Option or Share Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.

Section 14. Unfunded Status of Plan.
The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

Exhibit B
Section 15. Withholding Taxes.
Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for federal and/or state income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award granted hereunder, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related federal, state and local taxes to be withheld and applied to the tax obligations. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery of Shares or by delivering already owned unrestricted shares of Common Stock, in each case, in amounts up to the maximum statutory rates in the Participant’s applicable jurisdictions with respect to the Award or such other rate that will not cause an adverse accounting consequence or cost. Such shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined, and fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award.
Section 16. Transfer of Awards.
Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative. Any purported transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares.
Section 17. Continued Employment or Service.
The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.
Section 18. Effective Date; Shareholder Approval.
The Plan, as amended and restated, was adopted by the Board on February 9, 2024, and is recommended for approval by the Company’s shareholders. The Plan (as amended and restated) shall become effective on the Restatement Date. If the Company’s shareholders do not approve this amended and restated Plan, the Plan in effect immediately prior to February 9, 2024 will continue to operate according to its terms.
Section 19. Term of Plan.
No Award shall be granted pursuant to the Plan on or after February 9, 2034 (the tenth (10th) anniversary of adoption of the Plan as amended and restated herein), but Awards theretofore granted may extend beyond that date.
Section 20. Section 409A of the Code.
The intent of the parties is that payments and benefits under the Plan comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of employment shall instead be paid on the first business day after the date that is six (6) months following the Participant’s separation from service (or upon the Participant’s death, if earlier). Notwithstanding any provision to the contrary in this Plan, no payment or distribution under this Plan that constitutes an item of deferred compensation under Section 409A of the Code and becomes payable by reason of a Participant’s termination of employment or service will be made to such Participant unless such Participant’s termination of employment or service constitutes a “separation from service” (as such term is defined in Section 409A of the Code). In addition, for purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitutes deferred compensation subject to Section 409A of the Code, shall be construed as a separate identified payment for purposes of Section 409A of the Code.
Section 21. Governing Law.
The Plan shall be governed by and construed in accordance with the laws of the State of Hawai‘i, without giving effect to principles of conflicts of law of such state.

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BROADRIDGE CORPORATE ISSUER SOLUTIONS HAWAIIAN ELECTRIC INDUSTRIES, INC.P.O. BOX 1342 EDGEWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 12, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 8, 2024 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/HE2024You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 12, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 8, 2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V35104-P05214KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYHAWAIIAN ELECTRIC INDUSTRIES, INC. The Board of Directors recommends you vote FOR the following:1.Elect Seven Directors: Nominees: 1a. Thomas B. Fargo 1b. Celeste A. Connors 1c. Elisia K. Flores 1d. Peggy Y. Fowler 1e. Micah A. Kane 1f. William James Scilacci, Jr. 1g. Scott W. H. Seu For Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! ! The Board of Directors recommends you vote FOR proposals 2, 3 and 4.2.Advisory vote to approve the compensation of HEI's named executive officers. 3.Approval of the HEI Equity and Incentive Plan, as Amended and Restated. 4.Ratification of the appointment of Deloitte & Touche LLP as HEI's independent registered public accountant for 2024. For Against Abstain! ! !! ! !! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized
officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com. V35105-P05214 HAWAIIAN ELECTRIC INDUSTRIES, INC.Annual Meeting of ShareholdersMay 13, 2024 8:00 AM, Hawai'i TimeThis proxy is solicited by the Board of DirectorsThe undersigned hereby constitutes and appoints Scott W. H. Seu, Kurt K. Murao and Thomas B. Fargo, and each of them the proxy of the undersigned, with full power of substitution, to vote all the Common Stock of Hawaiian Electric Industries, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on May 13, 2024, or at any adjournment or postponement thereof.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD VIRTUALLY AT www.virtualshareholdermeeting.com/HE2024.It is important that you retain a copy of the control number found on the Proxy Card, Voting Instruction Form or Notice, as such number will be required in order for shareholders to gain access to any meeting held solely by means of remote communication.If no direction is indicated, said proxies will vote FOR all Nominees in proposal 1 and FOR proposals 2, 3 and 4. Said proxies are also authorized to vote in their discretion with respect to any other matters that may come before the Annual Meeting or at any adjournment or postponement thereof. Continued and to be signed on reverse side